PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

QUALITY BOND FUND
The Quality Bond Fund outperformed its index for the full year posting a +8.91% return versus +8.52% for the Salomon B.I.G. Index.

The capital markets continue to grind over recent months unwinding some of the effects from September 11. Increasing pessimism over the economy and its potential for a rebound has led to improved sentiment in the bond market and increased frustration levels with the stock market. The Federal Reserve is likely finished for this easing cycle. The Federal Reserve cut 4.75% from the Fed funds rate during 2001.

The pervasive gloom in the economic outlook however belies the fact that the economic outlook is slowly improving. In fact, data suggests the worst of the downturn may be over. The Leading Indicator Index has turned decidedly up over the past three months, and inventories have been cut dramatically during 2001. Money supply has increased sharply. Weekly jobless claims have turned decisively lower in the past several weeks. Consumer confidence and spending has improved. Manufacturing, the most sensitive sector of the economy and the one which led the way to the weak period we have today seems poised to rebound.

Importantly, given the usual 9-12 month lead times, the Federal Reserve administered monetary policy actions during 2001 should be assisting growth. In addition, the potential for additional fiscal stimulus still exists. Thus, the markets' gloom over the economic outlook seems to be at the very least a bit too early. We shouldn't be seeing signs of a recovery until now, yet the market has to a considerable degree priced in the weak economic outlook for the first half of 2002.

We believe it likely that the economic data will begin to noticeably turn up early in 2002. Given the markets' complacency on the economic front we think a surprise to the market may be in order. Improvement in the economic outlook is likely to be accompanied by a short-term reversal in market fortunes between the stock and bond markets. Treasury bonds are likely to lose ground while the stock market and spread markets in the fixed income area are likely to continue to improve.

The high-grade spread markets should continue to be the beneficiary of the fiscal and monetary stimulus that occurred in 2001. However, spreads have tightened significantly on the hopes of improved corporate earnings and a stronger economy. Spread product entered the year very cheap on a historical basis and we believe that most of the outperformance has already occurred. However, we continued to be overweight spread product in both corporates and mortgages.

Our portfolio positioning currently is defensive on a duration basis and overweight on spread sectors. We will look to shorten the duration more if Treasury rates rally significantly on near term weak economic data.

Independence Capital Management, Inc.
Investment Adviser

             Comparison of Change in Value of $10,000 Investment in Penn Series Quality Bond Fund and Salomon Bros. B.I.G. Index


                               [GRAPHIC OMITTED]


The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992, when Independence Capital Management, Inc. became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

LIMITED MATURITY BOND FUND
The Limited Maturity Bond Fund performed well on an absolute basis but underperformed its index for the full year posting a +6.64% return versus +8.59% for the Salomon Treasury/Agency 1-5 yrs. Index. The fund underperformed due to our defensive overweight in spread product. Our duration has subsequently moved to defensive although our overweight position on high quality spread product remains the same.

The fund is positioned overweight spread product when compared to the index (20% overweight). The fund owns "AAA" rated ABS (credit cards and rate reduction bonds) and "AAA" CMBS. We believe that these security types provide better relative value when compared to agency securities. The rationale behind the increase in spread product was the large breakeven spread changes that needed to occur for this high quality spread product to underperform Treasuries over a 1-year time horizon. We currently view spread product (non-Treasury securities) as representing good relative value due to their historical cheapness.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

The Limited Maturity Fund currently has no straight agency securities. In place of agency securities the fund owns GNMA mortgage backed securities that carry an explicit U.S. Treasury full faith and credit guarantee. The continued headline pressures on agency securities from the legislative risk of removing the implicit government support for Fannie Mae and Freddie Mac has us concerned about potential underperformance of these securities.

We believe that as the economy improves during 2002. The fund should post better returns relative to the index due to the short duration and overweight exposure to spread product.

The Limited Maturity Bond Fund fits into the Penn Series family of funds by offering a bond fund that has less price risk than the Quality Bond Fund, but offers a higher potential return than the Money Market Fund. The Limited Maturity Bond fund currently offers an attractive yield when compared to money market funds. The Limited Maturity Bond fund invests primarily in high quality government and government supported securities as well as other AAA rated securities. The fund at times may invest in other lower rated securities when opportunities in the market allow the fund to achieve excess return.

Independence Capital Management, Inc.
Investment Adviser

       Comparison of change in Value of $10,000 Investment in Penn Series
               Limited Maturity Bond Fund and SB Treasury/Agency
                                 1-5 yrs. Index


                               [GRAPHIC OMITTED]


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

HIGH YIELD BOND FUND
After a roller coaster ride for much of 2001--strong performance over the summer followed by a disastrous September -- the high-yield bond market rebounded strongly in October and November as demand increased markedly. The stock market's improved performance was one development encouraging investment in high-yield bonds, since both markets tend to anticipate economic recovery and a rebound in corporate earnings. Another positive development was the increasing yield advantage of high-yield bonds as yields plunged on Treasuries and other high-quality issues. The dearth of attractive alternatives led income-oriented investors, especially institutions, to the high-yield market.

With a meager number of new high-yield issues coming to market, investors aggressively pursued the limited supply of defensive, less-cyclical bonds that occupy the upper-quality tiers of the high-yield market. By year-end, strong demand and limited supply had propelled high-yield bond prices higher and narrowed the yield spread somewhat versus high-quality bonds.

After the big moves in October and November, December was quiet in the high-yield sector. For 2001, high-yield bonds returned in the 5% to 6% range, with income more than offsetting net price declines.

Your fund more than kept pace with the overall high-yield market, returning 6.92% for the year while the Merrill Lynch High Yield Master Index returned 6.20%. This favorable showing was helped by our decision earlier this year to sharply underweight the faltering wire-line (as opposed to wireless) sector of the telecom industry.

Another aspect of our strategy that helped returns was our continuing focus on Old Economy industries in the junk bond market's upper-quality tiers (BB and B), which significantly outperformed lower-quality issues during the period. Your fund also had minimal holdings in industries that were particularly hurt by the terrorist attacks - airlines and lodging. And finally, to ride out the storm and give us future flexibility, we approximately doubled our cash position in mid-September. We subsequently cut this percentage almost in half.

For most of 2001, our strategy had a defensive cast as we sought to participate in the improving performance of top-tier "junk" while minimizing damage from two main sources: companies hit hard by the economic slowdown and the tidal wave of defaults that followed the so-called "tech wreck," especially in the wire-line sector of the telecom industry.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

This improved environment for high-yield bonds encouraged us to tilt our purchases a bit lower on the quality scale, mainly toward B rated issues with double-digit yields. New holdings included selected wireless telecom issues, some cyclicals with good liquidity (mainly chemical companies), and other medium-quality discount bonds. When the economy begins to turn, lower-quality junk bonds typically post the strongest returns, so we are repositioning the portfolio to participate in those potential gains.

The improved performance in our sector is welcome after a couple of rough years that illustrated the sources of risk investors may face in the high-yield market. When the economy was still very strong, the quality of new issues coming to market deteriorated dramatically, assuring a high default rate when the technology/telecom bubble burst. As the economy slowed, weaker companies from a broader range of industry sectors swelled the default list. Now, however, many of the weak sisters have been weeded out and high-yield bonds should be poised for better returns.

We are encouraged by the resurgence of demand for high-yield bonds and would expect it to continue, barring an unforeseen event. Although yields on high-quality bonds have retraced some of their sharp declines and spreads versus Treasuries have narrowed, they still offer a marked advantage for long-term, income-oriented investors. Recessions end at some point, and the exact timing of the recovery that we anticipate in 2002 is not as important as whether high-yield investors, like stock investors, continue to look beyond the present to the eventual turn in the economy.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

             Comparison of Change in Value of $10,000 Investment in
       Penn Series High Yield Bond Fund and First Boston High Yield Index


                               [GRAPHIC OMITTED]


The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to March 1, 1987, when T. Rowe Price became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

GROWTH EQUITY FUND
The Fund entered the fourth quarter nearly two hundred basis points ahead of its benchmark for the year, but positioned conservatively given concerns about the war on terrorism, the economy and the timing of a recovery in corporate profits. As a result, the Fund did not participate in the sharp snap-back in the market over the year's final three months. For the fourth quarter the fund experienced a positive return of 5.04%, while the Russell 1000 Growth Index returned 15.14%.

Over the course of the full year, the Growth Equity Fund returned -25.34%, trailing its Russell 1000 Growth benchmark that returned -20.42%.

Once again, this past year was distinguished by the dramatic variation in returns earned by the value and growth styles of investing. Indeed, when combined, the performance of the two style components of the Russell 1000 Index over the past two years shows that the value component's annualized return was 0.51%, while the growth component's annualized return was -21.43%. History would suggest that this wide a gap between style components is likely to narrow over time.

A review of the characteristics of the Penn Series Growth Equity Fund again demonstrates the Funds commitment to owning those companies capable of generating consistent and sustainable earnings growth. The historic and forecast growth in sales and earnings for the stocks held in the Fund remain well above those of the general market. Our disciplined analysis and evaluation of reported and forecast earnings trends for individual companies has enabled us to establish and maintain a significant edge in identifying firms that can and do produce positive earnings surprises and subsequently report growth at rates that betters their historical trends. Earnings growth continued to be found most consistently among select industrial, health care, and financial service companies.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

With the peak in the economy identified, obviously we would all like to know when the economy will trough and begin to turn up. The consensus forecast is that the economy will bottom-out sometime late in the first quarter, but with the initial improvement in the economy being somewhat muted. With improvement in the economy should come an improvement in earnings - and none too soon. Earnings expectations and results for the S&P 500 for 2001 were repeatedly ratcheted down, until the December 2000 expectation of $61.80 was reduced to $43.62 one year later. Indeed, we are going through what will probably become the worst profits recession since the 1950's. The gravitational pull of these lessened results overwhelmed the stock market throughout the year. Forecasts for 2002 show earnings rebounding to $49.35, but the estimates forming that consensus are widely dispersed. If the economy recovers too slowly and earnings expectations drift lower again, the stock market will likely languish until expectations trough or the lower numbers are fully reflected in the market.

What indications are there that a better year in 2002 is possible? Much of this correction in the capital side of the economy seems to have run its course. Sometime during 2002 production will be increased to meet the current level of demand, job growth will resume, and profits should start to recover. With interest rates down and profits recovering, the market can advance. We expect a gradual, not dramatic, improvement in both the economy and the market. Because consumer spending has stayed fairly constant, and the consumer represents 65% of economic activity, the impact of a swing in the industrial part of the economy will be muted. This gradual improvement in economic activity is likely to characterize the next several years as well. Profits will recover more dramatically than the economy, however the still high level of valuation will limit the market's advance.

Based upon our analysis, the stock market provides meaningful opportunity at this time for those who can look beyond current headlines. We are actively reviewing a number of key sectors to identify investment candidates. In particular, we are focusing on increasing our exposure in the financial service, consumer cyclical, consumer staples, and health care sectors. In addition, we continue to view the technology sector as fundamentally sound and capable of providing solid longer-term growth. Over time we expect many individual stocks within this sector to advance significantly from current levels, but only after their earnings recover to levels consistent with their present valuations. Our current technology holdings remain those in which we have the highest degree of confidence in earnings and any additions to this sector will come from a short list of similarly strong companies.

History suggests (but does not guarantee) that 2002 should provide a respite from the declines of the previous two years. Three consecutive years of decline is a very rare occurrence in U.S. stock market history. Since 1896 the DJIA has experienced three consecutive years of decline only three times, with the most recent being from 1939 through 1941, a period when the country was wrestling with the effects of a depression and the prospect of war. It is hard to believe that conditions today are severe enough to suggest a parallel. In all we believe that stock prices should advance as confidence in the economy builds throughout the year. Coupled with a turn-around in earnings expectations and lower interest rates, we expect a return from stocks in 2002 consistent with long-term historic norms of a 10-11% advance.

Independence Capital Management, Inc.
Investment Adviser

             Comparison of Change in Value of $10,000 Investment in Penn Series Growth Equity Fund and Russell 1000 Growth Index



                               [GRAPHIC OMITTED]


The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992, when Independence Capital Management, Inc. became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

MID CAP GROWTH FUND
The 12-month period ending December 31, 2001, was one of the most brutal in history for mid-cap growth stocks. The Russell Midcap Growth Index tumbled 20.15%. For its part, the Penn Series Midcap Growth Fund lost 28.11%, underperforming the index by 7.96 percentage points.

The weakness in mid-cap growth stocks reflected investors' belief that the earnings prospects of mid-cap growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard.

Throughout the period, we didn't do anything differently than we did before: we continued to pick stocks according to our time-tested principle of buying companies with earnings that exceeded expectations. But that principle didn't generate good results. Of course, no investment approach, including ours, does well always. But we believe our approach will work again, and we are sticking to it. Indeed, our approach did in fact generate excellent returns in the fourth quarter: Midcap Growth was up 25.80%, but that wasn't enough to compensate for the losses suffered earlier.

In all, the fund's performance pattern was typical of that of our growth-stock portfolios, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which get whacked in bear markets. Conversely, as investors become more optimistic about the earnings outlook for corporate America, valuations matter less and those same stocks tend to lead market upswings.

Contributing the most to performance in relative terms were our health-care holdings. Our technology holdings detracted most from results by far; they were richly priced and thus fell the most, more than the tech sector as a whole. In general, tech stocks were pounded due to investor worries about a spate of weak earnings reports, abruptly curtailed capital spending for hardware and software, and an intense skepticism about tech companies' earnings rebounding any time soon.

Midcap Growth was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the portfolio's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. So with a sizable technology weighting comparable to the tech sector's weighting in the index, the fund was enormously vulnerable to the bear market in tech shares. We hasten to add that sector neutrality generally is prudent because the performance advantage in the market typically shifts swiftly and unpredictably from sector to sector, and thus Midcap Growth is positioned to capitalize on the sectors that happen to be in favor at any given time. But when a major sector like technology is out of favor, as was the case until recently, it can create short-term problems for the fund.

In absolute terms, our consumer-staples stocks recorded the best return, a consequence of their historical propensity to hold up well in sharp market downturns. Our utilities/communication stocks -- mainly telecommunications stocks -- lost the most in response to investor concerns about the steep decline in capital spending for telecommunications products and services. Unfortunately, the consumer-staples position had only a minimal positive impact on performance, since it accounted for only a 2% weighting, in line with the weighting of the index's consumer-staples sector. The utilities/communication position was similarly modest, totaling 3%.

Going forward, we continue to emphasize stocks of companies that we think have the strongest earnings prospects, especially those that do well after the initial stage of an economic upswing, such as data-storage, enterprise-software, electronic-manufacturing, wireless-communications, and financial-transaction-processing companies.

Independence Capital Management, Inc.
Investment Adviser
Turner Investment Partners, Inc.
Investment Sub-Adviser

             Comparison of Change in Value of $10,000 Investment in
        Penn Series Mid Cap Growth Fund and Russell Mid Cap Growth Index


                               [GRAPHIC OMITTED]


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

LARGE CAP VALUE FUND
The Penn Series Large Cap Value Fund returned -2.40% for the year ending December 31, 2001, outpacing the Russell 1000 Value Index return of -5.59% for the same period. Stronger relative stock selection drove our outperformance in the period, especially in financials, technology, and consumer staples.

In financials, underweighting American Express proved beneficial, as shares in consumer finance companies weakened on credit concerns in the third quarter. Our emphasis on quality insurance stocks with strong balance sheets -- notably XL Capital and Ace Limited -- also boosted results, particularly in September.

In technology, Computer Associates was our top contributor, as investors were optimistic about the company's plans to increase its sales. Our overweight to W.W. Grainger was also positive; its shares rose more than 30% for the year as the company increased earnings despite the weakened economy. KPMG Consulting was also a strong performer, helped by its large exposure to public services -- which are more resilient in a slowing economy -- and by expectations for increased earnings in 2002.

In consumer staples, our focus on consumer products, beverage, food, and tobacco companies boosted results, as investors sought stable earnings companies during most of the year. The portfolio's best performers relative to the benchmark included, Fortune Brands, Pepsi Bottling Group, Darden Restaurants, and Ralston Purina.

In terms of sector allocations, overweighting consumer staples and underweighting technology also added value.

We believe that the rebound in global equity markets since mid September heralds the onset of a healthier investment climate for stocks in 2002. Overall equity valuations, though less compelling than those of mid September, remain attractive by our measures. Prospects for a U.S.-led upturn in economic growth appear to be improving, which should lead to a recovery in corporate profits. And there is a huge reservoir of cash held by investors seeking alternatives to dismally low yields. These are all sound reasons for the broad market indices to move higher in the near to medium term. At the same time, bottom-up, company-by-company analysis will become increasingly vital to investment performance.

In the United States, equity markets are looking ahead to cyclical economic recovery based on improved business fundamentals. Measures of market volatility have returned to pre-crisis levels from the extreme heights recorded in mid-September; cyclical sectors such as consumer cyclicals and technology stocks have led the market rally; yields of U.S. Treasury obligations have moved higher across the yield curve, indicating that bond investors expect economic recovery by next year. Finally, yield spreads on credit (non-Treasury) debt versus Treasuries have tightened. Taken together, these developments suggest that economic fundamentals rather than risk aversion will be the dominant top-down influence on markets in the months ahead.

On an individual company level, we continue to believe that the best-performing stocks will be those that offer a combination of earnings growth and financial stability. Two key factors are pricing power and financial leverage. Pricing power is still lacking across most of corporate America, and we see little relief in sight in this era of very low inflation. But where pricing power exists -- in the insurance industry, for example -- companies should benefit substantially from economic recovery. And companies with low levels of debt will be less vulnerable to bumps on the road to economic recovery.

Our portfolio is currently overweight financials, especially banks, where we find valuations to be compelling. We are also overweight energy, where we believe stock prices for major integrated oil companies have been discounted for crude oil price levels in the mid to low teens, which we believe is too low. We also favor integrated oil stocks due to their healthy cash flow and above-market dividend yields. In health care, we prefer pharmaceuticals, which have recently underperformed. We believe that the market has overreacted to short-term issues in drug-related areas and that, relative to other industries, the fundamentals remain excellent in this area. Like integrated oil stocks, the combination of short-term income from relatively higher dividend yields combined with longer-term appreciation is appealing. We remain underweight technology as a whole, but have been rewarded with more defensive investments within the sector in less-cyclical companies such as Convergys and ADP, which have held up very well even in the downturn. We have also benefited from an emphasis on higher-quality names (notably in the computer industry) such as Compaq, Hewlett Packard, and Dell. Consumer cyclicals remains our largest underweight. While we took some profits this quarter in stocks that were strong performers, we remain cautious on the consumer cyclical sector barring any clear signs of economic recovery.

Independence Capital Management, Inc.
Investment Adviser
Putnam Investment Management, Inc.
Investment Sub-Adviser

             Comparison of Change in Value of $10,000 Investment in Penn Series Large Cap Value Fund and Russell 1000 Value Index


                               [GRAPHIC OMITTED]



The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

GROWTH & INCOME FUND
The Growth & Income Fund declined 18.62% during 2001, lagging the S&P 500 by 6.74%. The vast majority of the Fund's underperformance came in January, the result of the Fund being conservatively postured and thus underweighted in the technology and telecommunication sectors, which performed well, and overweighted in defensive sectors such as healthcare which underperformed for the month. The Fund - again due to its conservative posture - somewhat underperformed in April and November, months marked by market speculation. However, thanks to its conservative structure, the Fund outperformed the S&P 500 during five of the six down months. The Fund likewise outperformed the S&P 500 during the third quarter and, indeed, for the second half of 2001. Reflecting its "core equity" style.

The Fund's focus continues to be on companies having reliable earnings and revenue growth, attractive profitability characteristics, and reasonable valuations. Key Fund holdings at year-end were Citigroup, First Data, IBM, Johnson & Johnson and Microsoft.

The market in 2002 likely will finish with a positive return approximating historic norms. Positive factors include accommodative fiscal and monetary policy, low inflation, and relatively high levels of consumer spending. These factors ultimately should lead the economy out of recession and likewise later in 2002 should result in a rebound of corporate earnings. The economic rebound, however, may not be as robust as some expect. Negative factors such as heightened event risk in the post 9/11 world, fallout from the Enron and Kmart bankruptcies, still high market valuations, and uncertainties in the global economic and political climate, may mute what otherwise would be a strong market year.

Independence Capital Management, Inc.
Investment Adviser

             Comparison of Change in Value of $10,000 Investment in
               Penn Series Growth & Income Fund and S&P 500 Index



                               [GRAPHIC OMITTED]


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

MID CAP VALUE FUND
In 2001, the Penn Series Mid-Cap Value Fund declined 3.17% while its benchmark index, the Russell MidCap Value, rose 2.33%. The Information Technology (IT), Materials and Energy sectors were largely responsible for fund underperformance. These three, along with Utilities, also detracted from absolute return. Consumer Discretionary and Financials made positive contributions.

While IT holdings declined less than index sector components, the fund had a heavier allocation to the sector, leading to a relative loss. The tech sector was hard hit throughout the year as the economic slowdown settled in and caused a reduction in capital spending, demand and corporate earnings. The fourth quarter was strong, as investors began to anticipate an economic and earnings recovery, though did not make the year one of positive returns.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

Energy also detracted from absolute and relative returns. Fund holdings fell further than index components; additionally, the fund was overweight the sector. Earlier this year, we felt that supply constraint issues in the gas market made the commodity attractive. However, the weak economy significantly hurt demand for oil & gas in 2001, disrupting the supply/demand picture and dragging down commodity prices further than anticipated. Nonetheless, we remain invested in the sector, with our exposure oriented more towards the North American natural gas market, as current valuations within the sector discount little, if any, probability of a recovery. We believe that select energy stocks possess attractive longer-term return potential and should exhibit valuation improvement as the economy recovers and, in turn, demand and commodity prices improve.

Consumer Discretionary made the largest contribution to both relative and absolute returns; this was primarily due to strong stock selection and secondarily to our overweight allocation. The Fed's series of interest rate cuts, tax rebate checks and lower energy prices helped sustain consumer confidence and consumer spending, in turn aiding this sector. Financials also contributed to relative and absolute returns, as the overweight sector yielded three of the top ten performers.

There is mounting evidence that the economy is showing signs of recovering. However, it is still very early in the process and, put simply, anything could happen. The market seems to already have fully discounted a robust recovery and many stocks possess unattractive valuations. While we do acknowledge growing evidence of economic improvement, we are concerned about the robustness of the recovery and are therefore cautiously optimistic. As the New Year begins, we are continuing our search for what we believe are the best opportunities in those industry groups that are discounting a more modest recovery. We think it is, and will continue to be, a stock picker's market, in part because there are no obvious sectors of value relative to economic expectations. We feel market volatility has allowed us to build a strong portfolio, one with characteristics that should enable us to perform well under a variety of potential macroeconomic outcomes.

Independence Capital Management, Inc.
Investment Adviser
Neuberger Berman Management, Inc.
Investment Adviser

             Comparison of Change in Value of $10,000 Investment in Penn Series Mid Cap Value Fund and Russell Mid Cap Value Index


                               [GRAPHIC OMITTED]


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

FLEXIBLY MANAGED FUND
Although our conservative strategy meant that the Flexibly Managed Fund did not fully participate in the great bull market, it also protected investors from loss of value during the bear market that followed. By seeking to earn positive returns with a minimum of risk in good or bad markets, the fund has built a consistent long-term record.

The Penn Series Flexibly Managed fund provided solid gains in the difficult environment of the past year, returning 10.29%, which far exceeded the S&P 500 at -11.88% as well as the Merill Lynch Corp./Gvt. Index's return of 8.43%. Reflecting our limited equity exposure compared with the Lipper Mid-Cap Value Funds Average, results for the year slightly lagged the average fund in that group.

Performance for 2001 reflected positive returns from all our major asset categories. There was no real pattern to our best and worst contributors for the year, as some holdings in a single industry - energy companies, for example -- ended up on each list. One of our 10 largest holdings, transportation company Ryder System, was a top contributor, along with Murphy Oil, an integrated petroleum company, and Octel, in the diversified chemicals area. The worst contributors for the year included specialty chemical company Great Lakes Chemical, another integrated petroleum company Amerada Hess, and energy firm Mitchell Energy & Devlopment.

Our major purchases during the year reflected case-by-case research, as usual, as we looked for securities that had become undervalued for whatever reason. This process led us to buy some utilities and energy companies, for example, earlier in the year. When the sell-off after September 11 put many solid, even blue chip, companies in value territory, we took advantage of these "bargain" prices to establish positions in companies with growth potential, including Marriott, Merck, Reader's Digest, and SAFECO. Two of these, Marriott and Reader's Digest, were among our best performing positions in the second half.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

Sales also resulted from a variety of circumstances. Some of our largest sales during the year were connected with corporate events (e.g., Texaco, Johns Manville), some involved profit-taking (e.g., Cabot, FirstEnergy), and some due to deteriorating funcamentals (e.g., Polaroid). During the second half we bought and then sold convertible bonds of Siebel Systems, a software company that appreciated sharply when tech stocks surged in the fall.
Ever since the late fall rally, the market has reflected considerable uncertainty about the economy's path . The recession is widely expected to end this year, but the timing is much debated. The resulting market volatility should continue to favor the fund's conservative strategy. When a recovery does seem at hand, the portfolio's significant exposure to cyclical industries, such as energy, should be beneficial.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

             Comparison of Change in Value of $10,000 Investment in
               Penn Series Flexibly Managed Fund and S&P 500 Index



                               [GRAPHIC OMITTED]



The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to March 1, 1987, when T. Rowe Price became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

INTERNATIONAL EQUITY FUND
Market performance started off on a positive note for the fourth quarter 2001 as major central banks made added rate cuts in an effort to fuel the economy. The MSCI EAFE Index improved by 6.98 percent for the fourth quarter [vs. the MSCI Europe Index that increased 10.07 percent and the MSCI Japan Index that fell
5.93 percent] ending the year at negative 21.21 percent.

The Penn Series International Equity Fund shadowed the MSCI EAFE benchmark with a positive 6.50 percent for the quarter, ending the year at negative 28.12 percent. During this period, we continued to focus on companies that we believe offer good earnings visibility and have defensive characteristics. Although the US unemployment rate has reached a six-year high and manufacturing continues to slump, we still anticipate an expedient recovery of the world economy and improved corporate earnings in the second half of 2002.

Japan
Japan has been particularly hard hit as a result of the fear of a worldwide recession and the subsequent negatively affected corporate profitability. The declining economy, bankruptcies and bad debt have caused us to remain underweighted in Japan. Credit rating agencies lowered their ratings for the country in this quarter due to rising government debt. Collectively, these factors are creating a vicious cycle for the Japanese economy. The Japanese government has a long and narrow path to walk if they intend to turn their economy around. Fast restructurings, systematic tax system reforms and deregulations are needed for what appears will be a lengthy and difficult process. At this point we do not anticipate investing further in Japan because it is difficult to foresee any economic recovery in the near future.

Europe:
Our portfolios are still overweighted in Europe, as European markets are expected to benefit from lower inflation and further interest rates cuts. Export figures have deteriorated since the second quarter this year. Weak domestic growth can be mostly attributed to the largest European economy - Germany - which had a massive drop in consumer spending. Early signs of recovery are visible in the Euroland Purchasing Managers index for both Manufacturing and Services, which produced upward trends during this quarter. Moreover, European companies, in contrast to corporate Japan, have started to restructure; a positive signal to near-term future improvements. Inflation has also been held in check, giving the European Central Bank more leniencies for future rate cuts to provide further monetary stimulus to the economy. We are expecting a turnaround for Europe in 2002. We continue to hold companies that still are providing earnings growth.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

We stated throughout 2001 that we own primarily large cap growth stocks. Clearly the growth aspect has been questioned all year long with a massive multiple contraction in the financial markets. Our process leads us to invest in firms that have superior growth rates relative to their closest competitors. This year there was a negative rate of change in revenues and earnings for two quarters, causing growth stocks to underperform. Nevertheless, our holdings have continued to deliver very solid growth numbers. In a bear market environment investors seek safe firms that have little to no growth acceleration. Our investment process does not lead us to own these kinds of companies. We are confident that the currently out of favor, high-quality growth stocks will regain favor.

All sectors performed poorly for the quarter with the exceptions of Information Technology and Telecommunications Services. As for the telecommunications sector, we remain underweighted even though valuation for the sector has been reduced. We continue to be overweighted in Information Technology.

We do not disagree with the fact that a large part of technology firms have too much cyclicality in their revenues and earnings. Technology companies that have survived past recessions and have been able to generate strong balance sheets have demonstrated that not only will they continue to exist but they will also become stronger. Like all the securities we own, our tech stocks have high interest coverage or net cash on their balance sheet and have proven records of superior returns in ROE and operating margins. Additionally, according to our investment process, we select stocks with a low standard deviation in earnings such as Rohm, Altran, Sage and Logitech. However, when growth expectations are too high, we have learned to exit an investment entirely, as we did with Sap AG.

Declining oil prices and the sub-par performance in the Energy sector encouraged us to maintain our underweight position in the Fund. We still view oil as a commodity with unpredictable earning streams and will continue to underweight in this sector. We would, however, invest in a fully integrated oil firm where the cash flow stream could be easily extrapolated in the future.

We maintain our overweight position in the Insurance sector in spite of the recent attention and pressure on the sector due to the terrorist attacks on September 11th. Insurance companies have started a new trend of charging higher premiums that will translate into higher income streams for them within two to three years. Most insurance stocks have been trading lower this year and their respective valuation for companies like Axa and Fortis look very attractive.

In periods of high financial market volatility hedging currencies calls for a more tactical approach. The only currency we decided to hedge was the Japanese Yen, which continued to depreciate against the dollar as it fell to an eight month low during the quarter, losing about 5 percent. The Yen will remain weak as more evidence of further deterioration in the economy surfaces suggesting Japan's recession is deepening. The US dollar strengthened about 3 percent against the Euro during the quarter reflecting the effects of the ongoing interest rate cuts by the Federal Reserve to stimulate the world's largest economy. Prior to the physical introduction of the Euro in January 2002, we will not initiate any hedging activities.

The first year in the new millennium has finally come to an end and we continue to deal with the world recession. While there are positive results coming from the war abroad, there is also a turnaround in various world economies and markets. Inflation is being held at bay, which indicates low interest rates will be the norm for the time being. Valuations of companies have become more attractive and we anticipate a positive market environment in the coming year. After a negative 2001 in earnings growth, 2002 earnings are expected to rise in Europe and in Japan (by 16 and 27 percent respectively). Furthermore, our portfolio is positioned to reap the benefits of high quality growth stocks. Terming the New Year a `renaissance of growth stocks' would be over zealous, however, we believe that the era of destitute growth stocks has come to an end.

We stand by our growth discipline, focusing on companies with strong balance sheets and good earnings potential. We will also continue to add good, solid growth companies at positive valuation levels. We believe that the worst is behind us, and are poised to take advantage of a positive market environment, which we believe will be fully realized by the second half of 2002.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

Independence Capital Management, Inc.
Investment Adviser
Vontobel USA, Inc.
Investment Sub-Adviser

             Comparison of Change in Value of $10,000 Investment in
                    Penn Series International Equity Fund and
                   MCSI Europe Australia Far East (EAFE) Index



                               [GRAPHIC OMITTED]


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

SMALL CAP VALUE FUND
In 2001, small-caps outperformed their large-cap brethren in three out of four quarters and for the full year. It marked the first time since '73 - '74 that the S&P 500 posted back-to-back calendar-year losses. For the year, the Russell 2000 was up 2.5% versus declines of 11.9% and 21.1% for the S&P 500 and Nasdaq Composite, respectively.

Within small-cap, value and growth alternated leadership -- value outperformed in the two down quarters (1st and 3rd) and growth in the two up quarters (2nd and 4th). For the full year, the Russell 2000 Value index was up 14.03% versus a loss of 9.23% for the Russell 2000 Growth index. From the small-cap peak on 3/9/01 through 12/31/01, the Russell 2000 Value index (+33.9%) maintained its substantial advantage over the Russell 2000 Growth index (-46.1%).

The Penn Series Small Cap Value Fund's full year returns reflected both its small-cap focus and its value orientation. For the full year, the Fund was up 16.75%, ahead of its small- and small-cap value benchmark indices. The Fund outperformed the Russell 2000 Value in three out of four quarters.

In 2001, performance for the Fund was bolstered by strong gains in Consumer Services, Technology and Industrial Services, three of the Fund's top four sectors at year-end. Within Consumer Services, retail stores and leisure/entertainment were the best performing industries. Aerospace/defense and semiconductors and equipment provided the largest positive impact within the Technology sector and within the Industrial Services sector, commercial services, and transportation and logistics were the strongest contributors to performance.

Independence Capital Management, Inc.
Investment Adviser
Royce & Associates, Inc.
Invesment Sub-Adviser

             Comparison of Change in Value of $10,000 Investment in Penn Series Small Cap Value Fund and Russell 2000 Value Index


                               [GRAPHIC OMITTED]


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

EMERGING GROWTH FUND
The Penn Series Emerging Growth Portfolio was down 15.84% for the year, while the benchmark Russell 2000 Growth was off 9.23% and the Nasdaq was down 21.05%. It was a very turbulent year for growth stocks marked by periods of optimism and market rallies, which quickly vanished as investors faced the reality of economic recession, declining corporate earnings and a great national tragedy.

The portfolio captured significant returns and provided meaningful outperformance during the short-lived rallies that occurred in January, April and fourth quarter of the year. Our fundamental process uncovered investment opportunities in the largely oversold technology sector as well as in consumer discretionary stocks. Toward the end of the year the portfolio responded nicely finishing the fourth quarter with a return of 29.33% more than 300 basis points above the benchmark.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

Unfortunately, none of these rallies were sustainable and the market quickly returned many of its gains. Our positions in technology stocks that benefited the portfolio throughout the year also hurt performance when the market retreated. Our exposure in some software and internet related companies had the most negative effect on the portfolio.

Considering the extraordinary economic and political circumstances of 2001, the Penn Series Emerging Growth Portfolio navigated this market relatively well. As we look ahead, 2002 offers us several reasons to be optimistic as valuations on many emerging growth stocks remain attractive, technology spending appears to be on the rise and the economy is poised for recovery.

Independence Capital Management, Inc.
Investment Adviser
RS Investment Management, Inc.
Investment Sub-Adviser

             Comparison of Change in Value of $10,000 Investment in Penn Series Emerging Growth Fund and Russell 2000 Growth Index



                               [GRAPHIC OMITTED]




The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE MONEY MARKET FUND

                                                         PAR              VALUE
                                                        (000)             (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER--21.8%
--------------------------------------------------------------------------------
Allstate Corp.
    1.800%, 01/25/02                                  $   500            $   499
American Express Credit Corp.
    1.840%, 01/03/02                                    5,900              5,900
    1.860%, 01/23/02                                      375                375
BellSouth Corp.
    1.840%, 01/04/02                                      800                800
Duke Capital Corp.
    2.400%, 01/04/02                                    6,350              6,349
General Electric Capital Corp.
    1.820%, 01/08/02                                    1,600              1,600
IBM Corp.
    1.820%, 01/09/02                                    5,100              5,098
Lower Colorado River Authority
    2.090%, 02/06/02                                    3,400              3,400
New York City General Obligation, New York
    1.950%, 02/06/02                                      600                600
    1.950%, 02/06/02                                    2,535              2,535
    1.950%, 02/06/02                                      830                830
                                                                         -------

TOTAL COMMERCIAL PAPER
   (Cost $27,986)                                                         27,986
                                                                         -------
--------------------------------------------------------------------------------
CORPORATE BONDS--25.5%
--------------------------------------------------------------------------------
American General Finance
    5.800%, 03/15/02                                      250                252
    7.450%, 07/01/02                                    1,120              1,145
Associates Corp.
    5.500%, 02/15/02                                      300                300
    6.500%, 07/15/02                                      490                497
    6.500%, 08/15/02                                      150                153
    7.500%, 04/15/02                                    1,175              1,190
Bank of America Corp.
    7.500%, 10/15/02                                    1,788              1,853
    7.750%, 07/15/02                                      338                348
    8.125%, 02/01/02                                    1,636              1,641
    8.375%, 03/15/02                                      290                292
Bank of New York Co., Inc.
    7.625%, 07/15/02                                      250                257
    7.875%, 11/15/02                                      275                287
Bell Atlantic Maryland
    4.375%, 01/01/02                                      541                541
Caterpiller Financial Services Corp.
    7.090%, 08/29/02                                      300                310
Central Fidelity
    8.150%, 11/15/02                                    1,075              1,123
Citicorp
    9.500%, 02/01/02                                      120                121
Citigroup, Inc.
    9.500%, 03/01/02                                      355                359
Commercial Credit Co.
    6.375%, 09/15/02                                      251                257
    6.450%, 07/01/02                                      184                186
    7.375%, 03/15/02                                      375                377

                                                        PAR                VALUE
                                                       (000)               (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federal Home Loan Bank
    5.125%, 02/26/02                                  $  280              $  281
First Union Corp.
    7.300%, 12/01/02                                     210                 219
    8.375%, 10/01/02                                     450                 470
Fleet Boston Corp.
    8.375%, 12/15/02                                     280                 294
Fleetboston Financial Corp.
    6.125%, 03/15/02                                     250                 252
Ford Motor Credit Co.
    6.500%, 02/28/02                                   1,740               1,745
    8.200%, 02/15/02                                     390                 391
General Electric Capital Corp.
    5.330%, 01/11/02                                     110                 110
    6.700%, 10/01/02                                     200                 206
    7.000%, 03/01/02                                     922                 926
General Motors Acceptance Corp.
    5.500%, 01/14/02                                     619                 619
    6.750%, 02/07/02                                   2,113               2,117
GTE Corp.
    6.560%, 08/14/02                                     520                 531
GTE South, Inc.
     7.250%, 08/01/02                                  1,000               1,026
Honeywell International
    6.750%, 03/15/02                                     400                 401
International Lease Finance Corp.
    5.625%, 04/15/02                                     125                 125
    5.625%, 05/01/02                                   1,450               1,464
    5.900%, 04/15/02                                     590                 595
    6.375%, 02/15/02                                   3,189               3,201
John Deere Capital Corp.
    7.000%, 10/15/02                                   1,235               1,279
Merrill Lynch & Co.
    6.640%, 09/19/02                                     400                 412
    8.000%, 02/01/02                                     165                 165
    8.300%, 11/01/02                                     500                 525
Morgan (J.P.) & Co., Inc.
    7.250%, 01/15/02                                     600                 601
Morgan Stanley Dean Witter
    6.375%, 08/01/02                                     650                 658
Norwest Financial, Inc.
    6.250%, 11/01/02                                     320                 329
    7.875%, 02/15/02                                     715                 719
    7.950%, 05/15/02                                     100                 101
Pacific Bell
    7.250%, 07/01/02                                     125                 127
Private Export Funding Corp.
    7.300%, 01/31/02                                     150                 150
Salomon Smith Barney Holdings, Inc.
    7.500%, 05/01/02                                     380                 383
Salomon, Inc.
    7.300%, 05/15/02                                     300                 305
Target Corp.
    9.750%, 07/01/02                                     175                 181
The Money Store, Inc.
    8.050%, 04/15/02                                     150                 152
Wal-Mart Stores
    6.875%, 08/01/02                                     100                 103

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE MONEY MARKET FUND

                                                           PAR             VALUE
                                                          (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Wells Fargo & Co.
    8.375%, 05/15/02                                    $   100          $   102
                                                                         -------

TOTAL CORPORATE BONDS

   (Cost $32,754)                                                         32,754
                                                                         -------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--8.7%
--------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Notes--8.7%
    3.625%, 07/15/02
   (Cost $11,200)                                        10,000           11,200
                                                                         -------

--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--18.4%
--------------------------------------------------------------------------------
Federal Farm Credit Bank Bond--0.2%
    5.250%, 05/01/02                                        205              207

Federal National Mortgage Association--0.3%
    6.625%, 01/15/02                                        352              352

Student Loan Marketing Association--17.9%
    1.430%, 01/02/02                                     23,000           23,000
                                                                         -------
TOTAL AGENCY OBLIGATIONS
   (Cost $23,559)                                                         23,559
                                                                         -------
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES***--12.1%
--------------------------------------------------------------------------------
Alabama State Industrial Development Authority
    2.100%, 01/07/02                                        850              850
Avalon Hotel Associates
    2.490%, 01/07/02                                        385              385
Barton Healthcare, LLC
    2.200%, 01/02/02                                        355              355
Berks County, PA, Industrial Development Authority
    2.150%, 01/07/02                                        455              455
Bloomfield, NM

    2.20%, 01/07/02                                         600              600
Columbia County, GA, Development Authority
    2.050%, 01/07/02                                      1,500            1,500

Community Health Systems, Inc.
    2.900%, 01/07/02                                      1,090            1,090
    2.900%, 01/07/02                                        315              315

Durham, NC, Certificates of Participation

    2.150%, 01/02/02                                        500              500
Espanola, NM
    2.200%, 01/07/02                                        600              600

Fairview Hospital & Healthcare  Services
    1.950%, 01/07/02                                        500              500
GMG Warehouse, LLC

    2.200%, 01/02/02                                        900              900
Health Insurance Plan of Greater NY
    2.150%, 01/07/02                                        400              400
Illinois Development Finance Authority
    2.200%, 01/07/02                                        600              600
Liliha Parking  LP

    2.900%, 01/02/02                                      2,060            2,060
Montgomery County, PA, Industrial
     Development Authority
    2.150%, 01/07/02                                      1,040            1,040

Philadelphia Authority-For Industrial
     Development-Marketplace
    2.000%, 01/07/02                                      1,500            1,500

                                                          PAR             VALUE
                                                         (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Silver City, NM
    2.200%, 01/07/02                                    $   600          $   600

St. Francis Healthcare Foundation
    2.90%, 01/07/02                                       1,330            1,330
                                                                         -------
TOTAL VARIABLE RATE DEMAND NOTES
   (Cost $15,580)                                                         15,580
                                                                         -------
--------------------------------------------------------------------------------
MEDIUM TERM NOTES--4.6%
--------------------------------------------------------------------------------
Beneficial Corp.
   6.440%, 01/02/02                                       1,000            1,000
Caterpillar Financial Service Corp.
    5.890%, 07/15/02                                        285              288
General Electric Capital Corp.
    5.280%, 01/08/02                                        500              500
    7.800%, 02/11/02                                        100              100
General Motors Acceptance Corp.
    6.750%, 02/15/02                                        500              501
IBM Credit Corp.
    7.000%, 01/28/02                                      1,200            1,202
International Lease Finance Corp.
    5.450%, 01/04/02                                        100              100
    5.750%, 01/16/02                                        155              155
Merrill Lynch & Co.
    5.710%, 01/15/02                                        100              100
NationsBank Corp.
    5.850%, 02/05/02                                      1,000            1,001
Norwest Corp.
    6.800%, 05/15/02                                        100              101
    7.750%, 03/01/02                                        100              100
Southwestern Bell Capital
    7.370%, 05/01/02                                        300              303
Southwestern Bell Telephone Co.
    6.400%, 04/22/02                                        400              402
                                                                         -------

TOTAL MEDIUM TERM NOTES
  (Cost $5,853)                                                            5,853
                                                                         -------
                                                        NUMBER
                                                       OF SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--8.3%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempFund                                  5,322,449            5,322
Janus Money Market Fund                               5,338,692            5,339
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $10,661)                                                          10,661
                                                                        --------
TOTAL INVESTMENTS--99.4%
   (Cost $127,593) (a)                                                    27,593

OTHER ASSETS IN EXCESS
  OF LIABILITIES--0.6%                                                       815
                                                                        --------
NET ASSETS APPLICABLE TO 128,410,520
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                       $ 128,408
                                                                        ========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $   1.00
                                                                        ========

-------------------------------------------------------
 (a) Cost for Federal income tax purposes.
 *** The rate shown is the rate as of December 31, 2001, and the maturity is the next interest readjustment date.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Concluded)
THE MONEY MARKET FUND



                                                          PERCENTAGE
      MATURITY               AMOUNT                      OF PORTFOLIO
      SCHEDULE              PAR (000)                    (CUMULATIVE)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    1  -  7 days          $  63,932               50.8%              50.8%
     8 - 14 days              7,929                6.3%              57.1%
    15 - 30 days              3,282                2.6%              59.7%
    31 - 60 days             21,140               16.8%              76.5%
    61 - 90 days              1,565                1.2%              77.7%
   91 - 120 days              2,440                1.9%              79.6%
  121 - 150 days              2,935                2.4%              82.0%
   over 150 days             22,671               18.0%             100.0%
                          $ 125,894              100.0%

Average Weighted Maturity -- 59.36 days

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE QUALITY BOND FUND
                                                           PAR            VALUE
                                                          (000)           (000)
--------------------------------------------------------------------------------
CORPORATE BONDS--12.3%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED--1.6%
General Motors Acceptance Corp.
       8.000%, 11/01/31                                 $ 2,000          $ 2,036
                                                                         -------
ELECTRIC--1.6%
FirstEnergy Corp.
       6.450%, 11/15/11                                   2,000            1,951
                                                                         -------
FOOD & BEVERAGES--1.7%
Tyson Foods, Inc.
       8.250%, 10/01/11                                   2,000            2,118
                                                                         -------
TELECOMMUNICATIONS--5.1%

AT&T Corp.
       8.000%, 11/15/31                                   2,000            2,093
Sing Telecommunications
       7.375%, 12/01/31                                   2,000            2,037
Worldcom, Inc.
       8.250%, 05/15/31                                   2,000            2,120
                                                                         -------
                                                                           6,250
                                                                         -------
TRANSPORTATION--2.3%
CSX Corp.
       7.050%, 05/01/02                                   2,810            2,853
                                                                         -------
TOTAL CORPORATE BONDS
  (Cost $14,941)                                                          15,208
                                                                         -------
--------------------------------------------------------------------------------
ZERO COUPON BONDS--23.8%
--------------------------------------------------------------------------------
Morgan Stanley Tracer
       6.386%, 09/15/11~
  (Cost $29,574)                                         27,475           29,384
                                                                         -------
--------------------------------------------------------------------------------
MEDIUM TERM NOTES--0.9%
--------------------------------------------------------------------------------
Associates Corp. N.A
       7.750%, 02/15/05
  (Cost $1,004)                                           1,000            1,088
                                                                         -------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--10.7%
--------------------------------------------------------------------------------
U.S. TREASURY BONDS--2.5%
       5.375%, 02/15/31                                   1,625            1,602
       7.500%, 11/15/16                                   1,300            1,537
                                                                         -------
                                                                           3,139
                                                                         -------
U.S. TREASURY INFLATION INDEXED NOTES--5.4%
       3.625%, 07/15/02                                   6,000            6,719
                                                                         -------
U.S. TREASURY NOTES--2.8%
       5.000%, 02/15/11                                   2,635            2,627
       5.750%, 11/15/05                                     725              766
                                                                         -------
                                                                           3,393
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $13,240)                                                          13,251
                                                                         -------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--64.8%
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--51.9%
       6.000%, 01/01/32                                  11,000           10,749
       6.500%, 01/01/32                                  14,900           14,900
       6.620%, 11/01/07                                   1,834            1,930
                                                                         -------

                                                           PAR            VALUE
                                                          (000)           (000)
--------------------------------------------------------------------------------
CORPORATE BONDS--12.3%
--------------------------------------------------------------------------------
       6.825%, 09/01/07                                 $ 2,566          $ 2,722
       7.000%, 01/01/32                                  15,000           15,281
       7.500%, 01/01/32                                  18,000           18,568
                                                                         -------
                                                                          64,150
                                                                         -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--7.6%
       9.000%, 10/15/30                                   1,046            1,112
       9.000%, 10/15/30                                     926              985
       9.000%, 10/15/30                                   1,920            2,041
       9.000%, 11/15/30                                     231              245
       9.000%, 11/15/30                                     612              650
       9.000%, 11/15/30                                   1,457            1,549
       9.000%, 11/15/30                                     441              469
       9.000%, 11/15/30                                   2,242            2,384
                                                                         -------
                                                                           9,435
                                                                         -------
STUDENT LOAN MARKETING ASSOC.--5.3%
        1.430%, 01/02/02                                  6,500            6,500
                                                                         -------

TOTAL AGENCY OBLIGATIONS
  (Cost $79,260)                                                          80,085
                                                                         -------
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--0.7%
--------------------------------------------------------------------------------
Morgan Stanley Capital I
       6.950%, 12/12/05 @~
  (Cost $846)                                               871              901
                                                                         -------
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES--14.4%
--------------------------------------------------------------------------------
Chase Credit Card Master Trust
       2.056%, 08/15/05                                   3,500            3,503
First USA Credit Card Master Trust
       1.990%, 01/18/06                                   2,500            2,500
Fleet Credit Card Master Trust II
       2.026%, 07/15/05                                   3,550            3,552
Illinois Power Special Purpose Trust
       5.380%, 06/25/07                                   4,500            4,628
MBNA Master Credit Card Trust I
       2.070%, 10/15/05                                   1,500            1,502
Railcar Leasing L.L.C
       7.125%, 01/15/13                                   2,000            2,107
                                                                         -------
TOTAL ASSET BACKED SECURITIES
  (Cost $17,396)                                                          17,792
                                                                         -------
                                                        NUMBER
                                                       OF SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.7%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
   Funds - TempFund                                   6,007,215           6,007
Janus Money Market Fund                               5,989,059           5,989
                                                                        -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $11,996)                                                         11,996
                                                                        -------
TOTAL INVESTMENTS--137.3%
  (Cost $168,257) (a)                                                    69,705

LIABILITIES IN EXCESS
   OF OTHER ASSETS--(37.3%)                                             (46,136)
                                                                        -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Concluded)
THE QUALITY BOND FUND
                                                                    VALUE
                                                                    (000)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 11,895,290
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                $ 123,569
                                                                 ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                      $   10.39
                                                                 ==========

----------------------------------------------------------
@ Restricted Security
~ Security priced by investment adviser
(a) At December 31, 2001, the cost for Federal income tax purposes was $168,257,479. Net unrealized appreciation was $1,447,654. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,785,451 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($337,797).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 20001
THE HIGH YIELD  BOND FUND

                                                              PAR         VALUE
                                                             (000)        (000)
-------------------------------------------------------------------------------
CORPORATE BONDS--98.7%
-------------------------------------------------------------------------------
Aerospace & Defense--2.0%
Alliant Techsystems, Inc.
     8.500%, 05/15/11                                        $ 400     $   416
Anteon Corp.
     12.000%, 05/15/09                                         200         214
BE Aerospace
     8.000%, 03/01/08                                          125         105
Dyncorp, Inc.
     9.500%, 03/01/07                                          275         280
L-3 Communications Corp.
     10.375%, 05/01/07                                         200         214
                                                                       -------
                                                                         1,229
                                                                       -------
Automobiles & Related--2.3%
Advance Stores Co., Inc.
     10.250%, 04/15/08                                         300         304
     10.250%, 04/15/08                                          75          76
Aftermarket Technology Corp.
     12.000%, 08/01/04                                         225         228
Arvin Industries, Inc.
     7.125%, 03/15/09                                          100          93
Collins and Aikman Products
     10.750%, 12/31/11                                         200         200
Dana Corp.
     9.000%, 08/15/11                                          225         209
Hayes Lemmerz International, Inc.
     8.250%, 12/15/08 #                                        125           6
     11.875%, 06/15/06 #                                       200          95
MSX International, Inc.
     11.375%, 01/15/0                                          200         160
                                                                       -------
                                                                         1,371
                                                                       -------
Banking--1.4%
Bank Hawaii Capital
     8.250%, 12/15/26                                          100          82
Bank of Hawaii
     6.875%, 03/01/09                                          500         487
FBOP Corp.
     10.000%, 01/15/09                                         300         300
                                                                       -------
                                                                           869
                                                                       -------
Broadcast/Media--4.0%
Chancellor Media Corp.
     8.750%, 06/15/07                                          150         156
Echostar DBS Corp.
     9.375%, 02/01/09                                          200         206
Lin Holdings Corp.
     19.777%**, 03/01/08                                       400         224
Lin Television Corp.
     8.000%, 01/15/08                                           50          51
Paxson Communication Corp.
     10.750%, 07/15/08                                         300         314
Radio One
     8.875%, 07/01/11                                          300         310
Radio Unica Corp.
     31.712%**, 08/01/06                                       425         202
Salem Communication Holding Corp.
     9.000%, 07/01/11                                          350         362

                                                             PAR         VALUE
                                                            (000)        (000)
-------------------------------------------------------------------------------
CORPORATE BONDS--98.7%
-------------------------------------------------------------------------------
Sinclair Broadcast Group
     8.750%, 12/15/11                                       $ 150       $ 150
     10.000%, 09/30/05                                        150         155
Spanish Broadcasting System
     9.625%, 11/01/09                                         300         297
                                                                      -------
                                                                        2,427
                                                                      -------
Building Products--6.1%
Ainsworth Lumber
     13.875%, 07/15/07                                        125         127
American Builders & Contractors Supply Co., Inc.
     10.625%, 05/15/07                                        500         502
American Standard, Inc.
     7.625%, 02/15/10                                         200         201
Associated Materials, Inc.
     9.250%, 03/01/08                                         600         613
International Utility Structures, Inc.
     13.000%, 02/01/08                                        200          36
ISG Resources, Inc.
     10.000%, 02/01/08                                        550         467
Lennar Corp.
     9.950%, 05/01/10                                         600         661
Nortek, Inc.
     9.875%, 06/15/11                                         300         297
Ryland Group
     9.125%, 06/15/11                                         300         310
Schuff Steel Co.
     10.500%, 06/01/08                                        500         476
                                                                      -------
                                                                        3,690
                                                                      -------
Building-Residential--0.5%
WCI Communities, Inc.
     10.625%, 02/15/11                                        300         310
                                                                      -------
Cable Operators--6.7%
Adelphia Communications
     9.375%, 11/15/09                                         175         168
     10.875%, 10/01/10                                        700         715
Charter Communications
     10.000%, 05/15/11                                        575         585
     11.125%, 01/15/11                                        225         238
     11.750%, 05/15/11                                        250         154
     11.875%**, 01/15/11                                      225         150
Coaxial L.L.C.
     14.775%**, 08/15/08                                      450         334
CSC Holdings, Inc.
     7.625%, 04/01/11                                          75          75
     7.875%, 02/15/18                                          75          73
Frontiervision Holdings LP
     11.875%, 09/15/07                                        300         315
     11.875%, 09/15/07                                        150         157
Frontiervision Sr. Sub. Notes
     11.000%, 10/15/06                                        200         207
Insight Communications
     12.744%**, 02/15/11                                      500         295
Mediacom Broadband LLC
     11.000%, 07/15/13                                        300         329
Pegasus Satellite
     12.375%, 08/01/06                                        100          98

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE HIGH YIELD  BOND FUND

                                                       PAR         VALUE
                                                      (000)        (000)
------------------------------------------------------------------------

------------------------------------------------------------------------
Telewest Communication PLC
     11.000%, 10/01/07                                $ 200      $   144
                                                                 -------
                                                                   4,037
                                                                 -------
Chemical & Fertilizer--5.2%
Acetex Corp.
     10.875%, 08/01/09                                  500          501
American Pacific Corp.
     9.250%, 03/01/05                                   350          354
Equistar Chemicals LP
     10.125%, 09/01/08                                  500          505
Hercules, Inc.
     11.125%, 11/15/07                                  150          157
Huntsman ICI Chemicals
     10.125%, 07/01/09                                  200          192
Koppers Industry, Inc.
     9.875%, 12/01/07                                   500          490
Lyondell Chemical Co.
     9.500%, 12/15/08                                   150          148
     9.875%, 05/01/07                                   125          126
     10.875%, 05/01/09                                  225          208
MacDermid, Inc.
     9.125%, 07/15/11                                   300          307
Messer Griesheim Holdings
     10.375%, 06/01/11                                  175          166
                                                                 -------
                                                                   3,154
                                                                 -------
Commercial Services--2.8%
Cendant Corp.
     7.750%, 12/01/03                                   175          178
Compagnie Genera de Geophysique
     10.625%, 11/15/07                                  200          204
Iron Mountain, Inc.
     8.625%, 04/01/13                                   300          312
ServiceMaster Co.
     7.250%, 03/01/38                                   600          460
TravelCenters of America
     12.750%, 05/01/09                                  500          530
                                                                 -------
                                                                   1,684
                                                                 -------
Containers & Glass Products--1.3%
BWAY Corp.
     10.250%, 04/15/07                                  300          310
Silgan Holding, Inc.
     9.000%, 06/01/09                                   300          306
Stone Container Corp.
     9.750%, 02/01/11                                   150          159
US Can Corp.
     12.375%, 10/01/10                                   50           31
                                                                 -------
                                                                     806
                                                                 -------
Cosmetics & Toiletries--0.4%
Revlon Consumer Products Corp.
     12.000%, 12/01/05 #                                250          248
                                                                 -------
Distribution Services--0.3%
Ownes & Minor, Inc.
     8.500%, 07/15/11                                   200          208
                                                                 -------
Drugs & Cosmetics--2.1%
Armkel LLC
     9.500%, 08/15/09                                   450          472

                                                                 PAR      VALUE
                                                                (000)     (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Playtex Products, Inc.
    9.375%, 06/01/11                                            $ 750   $   787
                                                                        -------
                                                                          1,259
                                                                        -------
Electronic Components--2.6%
AES Corp.
    8.500%, 11/01/07                                              250       202
    8.750%, 06/15/08                                               50        44
    9.375%, 09/15/10                                               25        22
    9.500%, 06/01/09                                              250       228
Asat Finance LLC
    12.500%, 11/01/06                                             276       188
Calpine Corp.
    8.500%, 02/15/11                                              250       227
Fairchild Semiconductor Corp.
    10.375%, 10/01/07                                             200       208
    10.500%, 02/01/09                                             100       106
Flextronics International Ltd.
    9.875%, 07/01/10                                              275       289
SCG Holdings & Semiconductor Corp.
    12.000%, 08/01/09                                             100        35
Viasystems, Inc.
    9.750%, 06/01/07                                              100        30
                                                                        -------
                                                                          1,579
                                                                        -------
Energy Services--4.4%
Calpine Canada Energy Finance
    8.500%, 05/01/08                                              325       297
CMS Energy Corp.
    9.875%, 10/15/07                                              400       424
Edison Mission Energy
    10.000%, 08/15/08                                             250       257
Eott Energy Partners
    11.000%, 10/01/09                                             100        99
PG&E National Energy Group
    10.375%, 05/16/11                                             275       290
Plains Resources, Inc.
    10.250%, 03/15/06                                             300       303
Pride Petroleum Services, Inc.
    9.375%, 05/01/07                                              425       447
PSEG Energy Holdings
    8.500%, 06/15/11                                              200       196
Swift Energy Co.
    10.250%, 08/01/09                                             325       328
YPF Sociedad Anonima
    10.000%, 11/02/28                                             100        58
                                                                        -------
                                                                          2,699
                                                                        -------
Entertainment & Leisure--2.0%
Bally Total Fitness Holdings
    9.875%, 10/15/07                                              350       357
Calpine Corp.
    4.000%, 12/26/06                                               87       101
Cinemark USA, Inc.
    8.500%, 08/01/08                                              125       112
Premier Parks, Inc.
    10.741%,** 04/01/08                                           750       639
                                                                        -------
                                                                          1,209
                                                                        -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE HIGH YIELD  BOND FUND
                                                             PAR          VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Finance--1.8%
Capital One Financial
     7.250%, 12/01/03                                       $ 400      $    405
Dime Capital, Inc.
     9.330%, 05/06/27                                         300           318
Orion Power Holdings, Inc.
     12.000%, 05/01/10                                        200           240
Williams Scotsman Inc.
     9.875%, 06/01/07                                         150           148
                                                                        -------
                                                                          1,111
                                                                        -------
Food & Beverage--3.9%
B&G Foods, Inc.
     9.625%, 08/01/07                                         400           384
Cott Beverages
     8.000%, 12/15/11                                         650           634
Cott Corp.
     8.500%, 05/01/07                                         125           129
     9.375%, 07/01/05                                         475           485
Land O Lakes
     8.750%, 11/15/11                                         150           145
Luigino's, Inc.
     10.000%, 02/01/06                                        300           294
Smithfield Foods, Inc.
     7.625%, 02/15/08                                         300           294
                                                                        -------
                                                                          2,365
                                                                        -------
Healthcare Services--5.1%
Alliance Imaging
     10.375%, 06/01/09                                        200           212
Bio-Rad Laboratories, Inc.
     11.625%, 02/15/07                                        400           443
Concentra Operating Corp.
     13.000%, 08/15/09                                        100           107
Davita, Inc.
     9.250%, 04/15/11                                         300           315
Fresenius Medical Capital Trust II
     7.875%, 02/01/08                                         100           100
Fresenius Medical Capital Trust IV
     7.875%, 06/15/11                                         350           348
Iasis Healthcare Corp.
     13.000%, 10/15/09                                        125           136
Kinetic Concepts, Inc.
     9.625%, 11/01/07                                         300           297
La Quinta Properties
     7.510%, 09/26/03                                         125           124
Lifepoint Hospitals Holdings, Inc.
     10.750%, 05/15/09                                        200           222
Mariner Post-Accute Network, Inc.
     367.495%**, 11/01/07 #                                   650             3
Omnicare Inc.
    8.125%, 03/15/11                                          150           155
Total Renal Care Holdings
    7.000%, 05/15/09                                          317           322

                                                             PAR          VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Triad Hospital Holdings, Inc.
     11.000%, 05/15/09                                       300       $   329
                                                                       -------
                                                                         3,113
                                                                       -------
Hotels & Gaming--9.1%
Ameristar Casinos, Inc.
     10.750%, 02/15/09                                       600           648
Argosy Gaming Co.
     10.750%, 06/01/09                                       475           522
Courtyard by Marriott II
     10.750%, 02/01/08                                       600           609
Hammons (John Q.) Hotels LP
     9.750%, 10/01/05                                        600           595
HMH Properties, Inc.
     7.875%, 08/01/08                                        175           161
Hollywood Casino Corp.
     11.250%, 05/01/07                                       300           324
Hollywood Park, Inc.
     9.250%, 02/15/07                                        375           324
Horseshoe Gaming LLC
     9.375%, 06/15/07                                        125           133
Host Marriott LP
     9.500%, 01/15/07                                        150           150
International Game Technology
     8.375%, 05/15/09                                        600           631
Isle of Capri Casinos
     8.750%, 04/15/09                                        275           265
Mandalay Resort Group
     9.375%, 02/15/10                                        175           174
Mikohn Gaming Corp.
     11.875%, 08/15/08                                       250           243
Venetian Casino
     12.250%, 11/15/04                                       100           100
     14.250%, 11/15/05                                       475           437
Wheeling Island Gaming
     10.125%, 12/15/09                                       175           178
                                                                       -------
                                                                         5,494
                                                                       -------
Internet Service Provider--0.1%
Globix Corp.
     12.500%, 02/01/10                                       200            40
                                                                       -------
Machinery (Diversified)--1.2%
Alfa Laval Special Financial
     12.125%, 02/01/10                                       100           102
Joy Global, Inc.
     10.750%, 04/30/06                                       400           412
Terex Corp.
     10.375%, 04/01/11                                       200           208
                                                                       -------
                                                                           722
                                                                       -------
Manufacturing--3.7%
Actuant Corp.
     13.000%, 05/01/09                                       600           642
Applied Extrusion Technologies
     10.750%, 07/01/11                                       300           320
Dresser, Inc.
     9.375%, 04/15/11                                        125           128
Hawk Corp.
     10.250%, 12/01/03                                        25            24

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE HIGH YIELD  BOND FUND

                                                        PAR         VALUE
                                                       (000)        (000)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
HCC Industries, Inc.
    10.750%, 05/15/07 @                                 $ 400      $   268
Herbst Gaming, Inc.
    10.750%, 09/01/08                                      75           77
International Wire Group, Inc.
    11.750%, 06/01/05                                     600          492
Motors and Gears, Inc.
    10.750%, 11/15/06                                     300          261
                                                                   -------
                                                                     2,212
                                                                   -------
Medical Services--0.9%
Insight Health Services
    9.875%, 11/01/11                                      250          259
Triad Hospitals, Inc.
    8.750%, 05/01/09                                       50           52
Vicar Operating, Inc.
    9.875%, 12/01/09                                      225          230
                                                                   -------
                                                                       541
                                                                   -------
Metals & Mining--2.6%
AK Steel Corp.
    9.125%, 12/15/06                                      550          564
Bethlehem Steel
    10.375%, 09/01/03                                     200           20
Better Minerals & Aggregates
    13.000%, 09/15/09                                     350          292
Compass Minerals Group
    10.000%, 08/15/11                                     150          156
P&L Coal Holdings Corp.
    8.875%, 05/15/08                                      100          107
Russel Metals, Inc.
    10.000%, 06/01/09                                     300          299
United States Steel
    10.750%, 08/01/08                                     125          119
Weirton Steel Corp.
    10.750%, 06/01/05 #                                   150           15
    11.375%, 07/01/04 #                                   100           10
                                                                   -------
                                                                     1,582
                                                                   -------
Miscellaneous Consumer Products--1.9%
Dimon, Inc.
    9.625%, 10/15/11                                      300          311
Hasbro, Inc.
    6.600%, 0715/28                                        50           38
Hedstrom Holdings, Inc.
    0.000%**, 06/01/09 @                                   50            -
Jostens, Inc.
    12.750%, 05/01/10                                     300          330
Luscar Coal Ltd.
    9.750%, 10/15/11                                      125          129
Sealy Mattress
    9.875%, 12/15/07                                      150          150
Sleepmaster
    11.000%, 05/15/09 #                                   100            8

                                                        PAR         VALUE
                                                       (000)        (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Willis Corroon Corp.
     9.000%, 02/01/09                                  $ 200      $   208
                                                                  -------
                                                                    1,174
                                                                  -------
Office Equipment & Services--0.6%
IPC Acquisition Corp.
     11.500%, 12/15/09                                   350          350
                                                                  -------
Oil--2.5%
Forest Oil Corp.
     8.000%, 06/15/08                                    300          301
     8.000%, 12/15/11                                    200          200
     10.500%, 01/15/06                                   200          212
Hanover Equipment Trust
     8.500%, 09/01/08                                     75           78
Ocean Energy, Inc.
     8.875%, 07/15/07                                    325          340
Pennzoil-Quaker State
     10.000%, 11/01/08                                   125          131
Stone Energy Corp.
     8.250%, 12/15/11                                    225          228
                                                                  -------
                                                                    1,490
                                                                  -------
Paper & Related Products--3.5%
Four M Corp.
     12.000%, 06/01/06                                   250          246
Norampac, Inc.
     9.500%, 02/01/08                                     50           52
Norske Skog
     8.625%, 06/15/11                                    500          518
Packaged Ice, Inc.
     9.750%, 02/01/05                                    250          180
Packaging Corp. of America
     9.625%, 04/01/09                                    175          192
Paperboard Industries International, Inc.
     8.375%, 09/15/07                                    250          238
Potlatch Corp.
     10.000%, 07/15/11                                   250          260
Riverwood International Corp.
     10.625%, 08/01/07                                   400          420
U.S. Timberlands Klam/Finance
     9.625%, 11/15/07                                     50           34
                                                                  -------
                                                                    2,140
                                                                  -------
Printing & Publishing--1.4%
Canwest Media, Inc.
     10.625%, 05/15/11                                   200          213
Quebecor Media Inc.
     11.125%, 07/15/11                                   150          160
Sun Media Corp.
     9.500%, 02/15/07                                    275          279
Transwestern Holdings, LP
     13.467%**, 11/15/08                                 200          167
                                                                  -------
                                                                      819
                                                                  -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE HIGH YIELD  BOND FUND

                                                         PAR           VALUE
                                                        (000)          (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Rental Auto-Equipment--1.1%
Universal Compression, Inc.
     8.725%**, 02/15/08                                  $ 700        $   665
                                                                      -------

Restaurants--1.5%
AFC Enterprises
     10.250%, 05/15/07                                     300            317
FM Corp.
     9.750%, 11/01/03                                      500            504
Foodmaker, Inc.
     8.735%, 04/15/08                                      100            101
                                                                      -------
                                                                          922
                                                                      -------
Retail--0.7%
Amerigas Partner Apu
     10.000%, 04/15/06                                     250            264
Dillards, Inc.
     7.375%, 06/01/06                                      150            139
                                                                      -------
                                                                          403
                                                                      -------
Satellites--0.2%
Echostar DBS Corp.
     9.125%, 01/15/09                                      125            125
Orbital Imaging Corp.
     11.625%, 03/01/05 #                                   100             20
                                                                      -------
                                                                          145
                                                                      -------
Services--2.1%
AP Holdings, Inc.
     83.112%**, 03/15/08 @                                 200             14
Avis Group Holdings, Inc.
     11.000%, 05/01/09                                     400            424
Coinmach Corp.
     11.750%, 11/15/05                                     307            315
Global Imaging Systems, Inc.
     10.750%, 02/15/07                                     175            174
Intertek Finance PLC
     10.250%, 11/01/06                                     175            175
Sitel Corp.
     9.250%, 03/15/06                                      200            154
                                                                      -------
                                                                        1,256
                                                                      -------
Specified Purpose Holding Companies--0.6%
Advance Holding Corp.
     12.680%**, 04/15/09                                   200           172
MEDI Trust
     7.114%, 08/15/04                                      175           168
                                                                     -------
                                                                         340
                                                                     -------
Supermarkets--0.0%
Jitney-Jungle Stores of America, Inc.
     10.375%, 09/15/07 #                                   250             -
     12.000%, 03/01/06 #                                   250             -
                                                                     -------
                                                                           -
                                                                     -------

                                                     PAR          VALUE
                                                    (000)         (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Telecommunications--8.1%
Airgate PCS, Inc.
    12.119%**, 10/01/09                             $ 475         $   361
Alamosa Delaware, Inc.
12.500%, 02/01/11                                     225             230
    13.625%, 08/15/11                                 150             157
Alaska Communications
    9.375%, 05/15/09                                  350             347
American Cellular Corp.
    9.500%, 10/15/09                                  250             243
Dobson Communications
    10.875%, 07/01/10                                 250             258
Horizon PCS, Inc.
    13.750%, 06/15/11                                 100             100
    16.239%**, 10/01/10                                50              26
iPCS, Inc.
    13.069%**, 07/15/10                               550             363
KMC Telecom Holdings, Inc.
    118.529%**, 05/15/08                              350              14
McCaw International LTD
    181.881%**, 04/15/07                              200              10
Microcell Telecommunications
    14.000%, 06/01/06                                 275             234
Nextel Communications, Inc.
    5.250%, 01/15/10                                  275             166
    9.375%, 11/15/09                                  275             217
Nextel International, Inc.
    12.750%, 08/01/10                                 175              12
Nextel Partners, Inc.
    12.500%, 11/15/09                                 150             131
Rogers Cantel, Inc.
    9.750%, 06/01/16                                  175             173
Rogers Wireless, Inc.
    9.625%, 05/01/11                                  175             181
Triton PCS, Inc.
    8.750%, 11/15/11                                  925             925
    10.144%**, 05/01/08                               400             362
Ubiquitel Operating Co.
    16.764%**, 04/15/10                               300             161
Voicestream Wireless Corp.
    10.375%, 11/15/09                                 195             221
                                                                  -------
                                                                    4,892
                                                                  -------
Textiles & Apparel--0.7%
Dan River, Inc.
    10.125%, 12/15/03                                 800             322
Delta Mills, Inc.
    9.625%, 09/01/07                                  200             104
Dyersburg Corp.
    9.750%, 09/01/07 #                                450              10
                                                                  -------
                                                                      436
                                                                  -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE HIGH YIELD  BOND FUND
                                                                PAR       VALUE
                                                               (000)      (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSPORTATION--0.9%
Greyhound Lines
     11.500%, 04/15/07                                         $ 150     $   136
Petro Stopping Centers
     10.500%, 02/01/07                                           500         415
                                                                         -------
                                                                             551
                                                                         -------
WASTE MANAGEMENT--0.4%
Allied Waste North America
     8.500%, 12/01/08 #                                          250         253
                                                                         -------
TOTAL CORPORATE BONDS
  (Cost $62,607)                                                          59,795
                                                                         -------
                                                              NUMBER
                                                            OF SHARES
--------------------------------------------------------------------------------
COMMON STOCKS--1.2%
--------------------------------------------------------------------------------
Adelphia Communications Corporation *                          5,000         156
AT&T Canada, Inc.*                                               514          16
Cablevision Systems New York Group*                            3,700         176
Charter Communications, Inc.  *                                3,700          61
Gaylord Container Corp.*                                       7,500           8
Hedstrom Holdings, Inc.*@                                      6,065           -
International Game Technology, Inc.*                             750          51
Joy Global, Inc.*                                              2,750          46
Microcell Telecommunications, Inc.*                            1,117           3
Pathmark Stores, Inc.*@                                        1,532          38
Safelite Glass Corp.*@                                         1,935           -
Safelite Realty Corp.*@                                          130           -
Western Wireless Corp. *                                       5,000         141
                                                                         -------
TOTAL COMMON STOCKS
(Cost $1,266)                                                                696
                                                                         -------
--------------------------------------------------------------------------------
PREFERRED STOCKS--6.4%
--------------------------------------------------------------------------------
Broadcast/Media--1.3%
Cumulus Media, Inc. 13.750% *                                    327         328
Granite Broadcasting  12.750% *                                   50          18
Paxson Communications Corp. 13.250% *@                         1,066          91
Sinclair Capital 11.625%                                       3,250         328
                                                                         -------
                                                                             765
                                                                         -------
Cable Operators--2.3%
CSC Holdings, Inc. 11.125%                                    11,359       1,198
CSC Holdings, Inc. 11.750%                                     2,117         225
                                                                         -------
                                                                           1,423
                                                                         -------
Computer Services & Software--0.0%
Rhythms NetConnections, Inc. 6.750% *                          1,700           -
                                                                         -------
Electric Utilities--0.8%
TNP Enterprises, Inc. 14.500% *                                4,440         484
                                                                         -------
Finance--0.4%
Bank United Capital Trust 10.250%                                250         233
                                                                         -------

                                                         NUMBER     VALUE
                                                       OF SHARES    (000)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Industrial - Other--0.6%
Anvil Holdings, Inc.  13.000% *                          25,004    $   375
                                                                   -------
Long Distance--0.0%
Global Crossing Holdings Ltd. 10.500%                     3,210          6
                                                                   -------
Wireless Communications--0.7%
Dobson Communications Corp. 12.250% *                        92         84
Dobson Communications Corp. 12.250% *                        96         91

Nextel Communications, Inc. 13.000% *                     1,050         59
Rural Cellular Corp. 11.375% *                              188        162
                                                                   -------
                                                                       396
                                                                   -------
Wireline Communications--0.3%
E. Spire Communications, Inc. 12.750% *@                  2,198          -
Intermedia Communications, Inc. 13.500% *                   188          2
Pegasus Satellite 12.750% *                                 278        200
XO Communications 14.000% *                               5,520          6
                                                                   -------
                                                                       208
                                                                   -------
TOTAL PREFERRED STOCKS
 (Cost $4,925)                                                       3,890
                                                                   -------
                                                          NUMBER
                                                       OF WARRANTS
---------------------------------------------------------------------------
WARRANTS--0.2%
---------------------------------------------------------------------------
Allegiance Telecom, Inc. *@                                 250          4
Asat Finance *@                                             100          2
Cybernet Internet Services *@                               150          -
Hedstrom Holdings Warrants*@                                258          -
Horizon PCS, Inc.*                                          350         14
iPCS, Inc.*                                                 300          8
Jostens, Inc.*                                              200          2
KMC Telecom Holdings, Inc. *@                               200          1
Leap Wireless International*                                275          7
Pathmark Stores, Inc. *@                                  2,350         19
Safelite Glass Corp. Class A *@                           4,743          -
Safelite Glass Corp. Class B *@                           3,162          -
SW Acquisition *                                            200          6
TravelCenters of America *                                1,800         18
Ubiquitel, Inc.*                                            900         45
UIH Australia *@                                            175          -
Wright Medical Technology, Inc. *@                        2,676          -
                                                                   -------
TOTAL WARRANTS
 (Cost $159)                                                           126
                                                                   -------

                                                         NUMBER
                                                       OF SHARES
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--0.8%
-------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
  (Cost $510)                                            510,091       510
                                                                   -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Concluded)
THE HIGH YIELD  BOND FUND

                                                                     VALUE
                                                                     (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

TOTAL INVESTMENTS--107.3%
(Cost $69,467) (a)                                                  $ 65,017

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(7.3%)                                             (4,440)
                                                                    --------
NET ASSETS APPLICABLE TO 8,356,214
SHARES OF COMMON STOCK
ISSUED AND OUTSTANDING--100.0%                                      $ 60,577
                                                                    ========
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                            $ 7.25
                                                                    ========


------------------------------------------------------------
* Non-Income Producing Security
** Effective Yield
@ Restricted Security
# Security in Default

(a) At December 31, 2001, the cost for Federal income tax purposes was $69,522,692. Net unrealized depreciation was ($4,505,285). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,088,304 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($6,593,589).

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE GROWTH EQUITY FUND

                                                           NUMBER        VALUE
                                                         OF SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS--97.6%
--------------------------------------------------------------------------------
Advertising--1.2%
Omnicom Group, Inc.                                         25,000      $ 2,234
                                                                      ----------

Building Products & Supplies--5.0%
Lowe's Cos., Inc.                                          200,000        9,282
                                                                      ----------

Computer - Network Products & Services--7.1%
Cisco Systems, Inc.*                                       350,000        6,338
Electronic Data Systems Corp.                              100,000        6,855
                                                                      ----------
                                                                         13,193
                                                                      ----------

Computer Services & Software--12.9%
Affiliated Computer Services, Inc.*                         50,000        5,307
Automatic Data Processing, Inc.                            150,000        8,835
Microsoft Corp.*                                           150,000        9,937
                                                                      ----------
                                                                         24,079
                                                                      ----------
Computers & Office Equipment--7.8%
Dell Computer Corp.*                                       200,000        5,436
International Business Machines Corp.                       75,000        9,072
                                                                      ----------
                                                                         14,508
                                                                      ----------
Diversified Operations--9.5%
General Electric Co.                                       150,000        6,012
Tyco International Ltd.                                    200,000       11,780
                                                                      ----------
                                                                         17,792
                                                                      ----------
Electronic Components & Semiconductors--6.3%
Intel Corp.                                                250,000        7,862
Maxim Integrated Products, Inc.*                            75,000        3,938
                                                                      ----------
                                                                         11,800
                                                                      ----------
Finance--6.7%
Citigroup, Inc.                                            150,000        7,572
Federal Home Loan Mortgage Corp.                            50,000        3,270
MBNA Corp.                                                  50,000        1,760
                                                                      ----------
                                                                         12,602
                                                                      ----------
Food & Beverages--5.4%
General Mills, Inc.                                        100,000        5,201
PepsiCo, Inc.                                              100,000        4,869
                                                                      ----------
                                                                         10,070
                                                                      ----------
Healthcare--4.1%
Tenet Healthcare Corp.*                                    100,000        5,872
UnitedHealth Group, Inc.                                    25,000        1,769
                                                                      ----------
                                                                          7,641
                                                                      ----------
Insurance--3.6%
American International Group, Inc.                          50,000        3,970
Marsh & McLennan Cos., Inc.                                 25,000        2,686
                                                                      ----------
                                                                          6,656
                                                                      ----------
Medical Services & Equipment--3.4%
Medtronic, Inc.                                             50,000        2,561
St. Jude Medical, Inc.*                                     50,000        3,883
                                                                      ----------
                                                                          6,444
                                                                      ----------

                                                          NUMBER         VALUE
                                                         OF SHARES       (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pharmaceuticals--12.7%
AmerisourceBergen Corp.                                   100,000      $ 6,355
Eli Lilly & Co.                                            50,000        3,927
Johnson & Johnson                                         125,000        7,388
Pfizer, Inc.                                              150,000        5,978
                                                                     ----------
                                                                        23,648
                                                                     ----------
Retail--10.4%
Home Depot, Inc.                                          100,000        5,101
Staples, Inc.*                                            300,000        5,610
Wal-Mart Stores, Inc.                                     150,000        8,633
                                                                     ----------
                                                                        19,344
                                                                     ----------
Telecommunications--1.5%
WorldCom, Inc.*                                           200,000        2,816
                                                                     ----------

TOTAL COMMON STOCKS
  (Cost $170,381)                                                      182,109
                                                                    ----------
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.0%
-------------------------------------------------------------------------------

BlackRock Provident Institutional
    Funds - TempCash                                    1,886,338        1,886
BlackRock Provident Institutional
    Funds - TempFund                                    1,886,336        1,886
                                                                     ----------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $3,772)                                                           3,772
                                                                     ----------

TOTAL INVESTMENTS--99.6%
 (Cost $174,153) (a)                                                   185,881

OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.4%                                                    815
                                                                     ----------

NET ASSESTS APPLICABLE TO 12,391,952
 SHARES OF COMMON STOCK
 ISSUED AND OUTSTANDING--100.0%                                      $ 186,696
                                                                     ==========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $ 15.07
                                                                     ==========

-----------------------------------
*Non-Income Producing Security


(a) At December 31, 2001, the cost for Federal income tax purposes was $177,189,773. Net unrealized appreciation was $8,690,901. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $12,111,180 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($3,420,279).


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE LARGE CAP VALUE FUND

                                                      NUMBER OF           VALUE
                                                        SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS--97.9%
--------------------------------------------------------------------------------
Aerospace & Defense--1.8%
Boeing Co.                                             34,300            $ 1,330
Lockheed Martin Corp.                                  20,000                933
Northrop Grumman Corp.                                 18,200              1,835
                                                                       ---------
                                                                           4,098
                                                                       ---------

Automobiles & Related--0.5%
Delphi Automotive Systems Corp.                        19,400                265
Ford Motor Co.                                         54,700                860
                                                                       ---------
                                                                           1,125
                                                                       ---------

Banking--11.8%
Bank of America Corp.                                  72,400              4,558
Bank of New York Co., Inc.                             32,900              1,342
BB&T Corp.                                             15,900                574
Charter One Financial, Inc.                           108,610              2,949
Comerica, Inc.                                         58,500              3,352
FleetBoston Financial Corp.                            33,300              1,215
M&T Bank Corp.                                         17,300              1,260
Mellon Financial Corp.                                 52,600              1,979
Mercantile Bankshares Corp.                            11,500                495
PNC Financial Services Group                           15,400                865
Synovus Financial Corp.                                24,500                614
U.S. Bancorp                                          209,278              4,380
Wachovia Corp.                                         44,400              1,392
Wells Fargo & Co.                                      55,300              2,403
                                                                       ---------
                                                                          27,378
                                                                       ---------
Broadcast/Media--1.4%
Clear Channel Communications, Inc.*                    20,000              1,018
Comcast Corp.*                                          6,200                223
Liberty Media Corp.*                                   52,600                736
USA Networks, Inc.*                                    46,800              1,278
                                                                       ---------
                                                                           3,255
                                                                       ---------
Chemicals--1.5%
Du Pont (E.I.) de Nemours and Co.                      31,000              1,318
Engelhard Corp.                                        55,000              1,522
PPG Industries, Inc.                                    7,500                388
Rohm & Haas Co.                                         7,700                267
                                                                       ---------
                                                                           3,495
                                                                       ---------
Commercial Services--0.1%
Service Master Co.                                     18,600                257
                                                                       ---------

Computer Services & Software--1.3%
BMC Software, Inc.*                                    62,300              1,020
KPMG Consulting, Inc.*                                 41,000                679
NCR Corp.*                                             21,300                785
Unisys Corp.*                                          49,000                614
                                                                       ---------
                                                                           3,098
                                                                       ---------

Computers & Office Equipment--2.5%
Compaq Computer Corp.                                 202,600              1,977
Hewlett-Packard Co.                                   101,400              2,083
International Business Machines Corp.                  15,100              1,827
                                                                       ---------
                                                                           5,887
                                                                       ---------

                                                         NUMBER OF       VALUE
                                                          SHARES         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Consumer Products--3.9%
Cendant Corp.*                                            41,000       $    804
Fortune Brands, Inc.                                      65,600          2,597
Newell Rubbermaid, Inc.                                   12,800            353
Philip Morris Cos., Inc.                                 115,000          5,273
                                                                      ----------
                                                                          9,027
                                                                      ----------
Containers--1.2%
Smurfit-Stone Container Corp.*                            83,500          1,334
Sonoco Products Co.                                       54,100          1,438
                                                                      ----------
                                                                          2,772
                                                                      ----------
Cosmetics & Toiletries--0.9%
Kimberly-Clark Corp.                                      35,800          2,141
                                                                      ----------

Diversified Operations--1.9%
Cooper Industries, Inc.                                   44,700          1,561
Eaton Corp.                                                3,600            268
Honeywell International, Inc.                             26,000            879
Illinois Tool Works, Inc.                                 10,400            704
Pall Corp.                                                26,700            642
Tyco International Ltd.                                    7,400            436
                                                                      ----------
                                                                          4,490
                                                                      ----------
Electronics--0.4%
Avnet, Inc.                                                8,200            209
Flextronics International Ltd.*                           28,800            691
                                                                      ----------
                                                                            900
                                                                      ----------
Energy Resources & Services--5.9%
Cinergy Corp.                                             40,100          1,341
Constellation Energy Group                                34,100            905
Dominion Resources, Inc.                                   9,600            577
DPL, Inc.                                                 68,500          1,649
DTE Energy Co.                                             4,200            176
Duke Energy Corp.                                         25,200            989
Edison International*                                     29,200            441
Entergy Corp.                                             42,000          1,643
FirstEnergy Corp.                                         18,300            640
FPL Group, Inc.                                            6,700            378
Northeast Utilities                                       40,200            709
Peabody Energy Corp.                                      19,200            541
PPL Corp.                                                  8,400            293
Progress Energy, Inc.                                     47,100          2,121
Reliant Energy, Inc.                                      34,100            904
Williams Cos., Inc.                                       20,000            510
                                                                      ----------
                                                                         13,817
                                                                      ----------
Entertainment & Leisure--1.2%
Royal Caribbean Cruises Ltd.                              26,500            429
Walt Disney Co.                                          111,100          2,302
                                                                      ----------
                                                                          2,731
                                                                      ----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE LARGE CAP VALUE FUND
                                                         NUMBER OF       VALUE
                                                           SHARES        (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Finance--13.4%
Ambac Financial Group, Inc.                               18,200        $ 1,053
American Express Co.                                      15,700            560
Citigroup, Inc.                                          200,200         10,106
Federal Home Loan Mortgage Corp.                          40,900          2,675
Federal National Mortgage Association                     39,600          3,148
Household International, Inc.                             20,000          1,159
J.P. Morgan Chase & Co.                                   90,100          3,275
Lehman Brothers Holdings, Inc.                            15,600          1,042
MBIA, Inc.                                                 7,600            408
Merrill Lynch & Co., Inc.                                 48,400          2,523
Morgan Stanley Dean Witter & Co.                          42,000          2,349
Prudential Financial Inc.*                                11,600            385
Washington Mutual, Inc.                                   72,000          2,354
                                                                       ---------
                                                                         31,037
                                                                       ---------
Food & Beverages--3.1%
Brown-Forman Corp.                                        11,600            726
Coca-Cola Co.                                             11,200            528
Coca-Cola Enterprises, Inc.                               79,800          1,511
General Mills, Inc.                                       13,500            702
Heinz (H.J.) Co.                                          48,400          1,990
Kraft Foods, Inc.                                         20,900            711
Pepsi Bottling Group, Inc.                                47,000          1,105
                                                                       ---------
                                                                          7,273
                                                                       ---------
Healthcare--0.6%
HCA - The Healthcare Corp.                                36,800          1,418
                                                                       ---------

Hotels & Resorts--0.3%
Marriott International, Inc.                              17,900            728
                                                                       ---------



Instruments - Controls--0.5%
Parker-Hannifin Corp.                                     25,800          1,184
                                                                       ---------



Insurance--7.4%
ACE Ltd.                                                  78,300          3,144
American International Group, Inc.                        15,700          1,247
Anthem, Inc.*                                             46,400          2,297
Chubb Corp.                                               10,700            738
CIGNA Corp.                                               24,500          2,270
Hartford Financial Services Group, Inc.                   21,600          1,357
Radian Group, Inc.                                        45,300          1,946
St. Paul Cos., Inc.                                        4,900            215
The PMI Group, Inc.                                       13,100            878
UnumProvident Corp.                                        9,600            255
XL Capital Ltd.                                           31,200          2,850
                                                                       ---------
                                                                         17,197
                                                                       ---------
Medical Services & Equipment--0.1%
Zimmer Holdings, Inc.*                                     8,790            268
                                                                       ---------

                                                        NUMBER OF      VALUE
                                                         SHARES        (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oil & Gas--11.1%
Baker Hughes, Inc.                                        7,200        $   263
ChevronTexaco Corp.                                      10,700            959
Conoco, Inc.                                             64,000          1,811
Devon Energy Corp.                                       30,400          1,175
Dynegy, Inc.                                             44,700          1,140
El Paso Corp.                                            22,700          1,013
Exxon Mobil Corp.                                       204,700          8,045
National Fuel Gas Co.                                    15,400            380
Phillips Petroleum Co.                                   31,200          1,880
Royal Dutch Petroleum Co.                                68,700          3,368
Schlumberger Ltd.                                         6,000            330
Total Fina Elf SA ADR                                    34,600          2,430
Unocal Corp.                                             52,100          1,879
USX - Marathon Group                                     31,300            939
Valero Energy Corp.                                       6,100            233
                                                                      ---------
                                                                        25,845
                                                                      ---------
Paper & Related Products--1.8%
Abitibi-Consolidated, Inc.                              130,700            957
Boise Cascade Corp.                                      24,200            823
International Paper Co.                                  42,500          1,715
Weyerhaeuser Co.                                         13,200            714
                                                                      ---------
                                                                         4,209
                                                                      ---------

Pharmaceuticals--3.8%
Abbott Laboratories                                      20,800          1,160
Bristol-Myers Squibb Co.                                 40,700          2,076
Johnson & Johnson                                        12,200            721
Merck & Co., Inc.                                        65,500          3,851
Schering-Plough Corp.                                    26,900            963
                                                                      ---------
                                                                         8,771
                                                                      ---------
Printing & Publishing--0.5%
Tribune Co.                                              22,100            827
Valassis Communications, Inc.*                           10,400            370
                                                                      ---------
                                                                         1,197
                                                                      ---------
Restaurants--1.8%
Darden Restaurants, Inc.                                 46,000          1,628
McDonald's Corp.                                         80,400          2,128
Tricon Global Restaurants, Inc.*                          8,800            433
                                                                      ---------
                                                                         4,189
                                                                      ---------
Retail--3.1%
Federated Department Stores, Inc.*                       32,300          1,321
Kroger Co.*                                              72,600          1,515
Limited, Inc.                                            77,200          1,136
May Department Stores Co.                                13,700            507
Office Depot, Inc.*                                      18,400            341
Penney (J.C.)  Company, Inc.                             30,200            812
Rite Aid Corp.*                                          46,200            234
Safeway, Inc.*                                            8,600            359
TJX Cos., Inc.                                           24,700            985
                                                                     ----------
                                                                         7,210
                                                                     ----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Concluded)
THE LARGE CAP VALUE FUND

                                                     NUMBER OF         VALUE
                                                       SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Telecommunications--9.5%
ALLTEL Corp.                                           16,600          $ 1,025
AT&T Wireless Services, Inc.*                          21,224              305
BellSouth Corp.                                        84,400            3,220
Citizens Communications Co.*                           39,800              424
Motorola, Inc.*                                        94,600            1,421
Qwest Communications International, Inc.              127,400            1,800
SBC Communications, Inc.                              120,800            4,732
Sprint Corp.                                           60,900            1,223
Verizon Communications                                120,200            5,705
WorldCom, Inc.*                                       150,300            2,116
                                                                     ----------
                                                                        21,971
                                                                     ----------
Tobacco--0.9%
Berkshire Hathaway, Inc.*                                 820            2,071
                                                                     ----------


Transportation & Related Services--1.6%
CSX Corp.                                              13,300              466
Union Pacific Corp.                                    55,200            3,146
                                                                     ----------
                                                                         3,612
                                                                     ----------
Waste Management--1.7%
Republic Services, Inc.*                              117,300            2,343
Waste Management, Inc.                                 52,700            1,683
                                                                     ----------
                                                                         4,026
                                                                     ----------
Wholesale Distributor--0.4%

Grainger (W.W.), Inc.                                  19,200              923
                                                                     ----------

TOTAL COMMON STOCKS
  (Cost $215,082)                                                      227,600
                                                                     ----------

-------------------------------------------------------------------------------
PREFERRED STOCKS--1.0%
-------------------------------------------------------------------------------
Anthem, Inc. 6.00%                                      6,850              438
Motorola Inc. 7.00%*                                    9,800              458
TXU Corp. 8.75%                                        21,300            1,102
Xerox Corp. 7.5%*                                       4,100              288
                                                                     ----------

TOTAL PREFERRED STOCKS
  (Cost $2,145)                                                          2,286
                                                                     ----------

-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--2.8%
-------------------------------------------------------------------------------
Apartments--2.1%
Archstone Smith Trust                                  41,200            1,083
Equity Residential Properties Trust                   130,500            3,747
                                                                     ----------
                                                                         4,830
                                                                     ----------
Office Property--0.7%
Boston Properties, Inc.                                 6,300              239
Equity Office Properties Trust                         47,100            1,417
                                                                     ----------
                                                                         1,656
                                                                     ----------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
  (Cost $5,560)                                                          6,486
                                                                     ----------

                                                       PAR             VALUE
                                                      (000)            (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS--0.6%
--------------------------------------------------------------------------------
Freeport-McMoRan
     8.250%, 01/31/06                              $     240         $     289
Service Corp.  International
     6.750%, 06/22/08                                  1,190             1,185
                                                                     ---------
TOTAL CONVERTIBLE BONDS
  (Cost $1,433)                                                          1,474
                                                                     ---------

                                                  NUMBER OF
                                                    SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.2%
--------------------------------------------------------------------------------

BlackRock Provident Institutional
     Funds - TempCash                              1,373,676             1,374
BlackRock Provident Institutional
     Funds - TempFund                              1,373,680             1,374
                                                                     ---------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $2,748)                                                          2,748
                                                                     ---------
TOTAL INVESTMENTS--103.5%
  (Cost $226,968) (a)                                                  240,594

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(3.5%)                                               (8,066)
                                                                     ---------
NET ASSETS APPLICABLE TO 13,698,792
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                     $ 232,528
                                                                     =========
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                                          $   16.97
                                                                     =========

-----------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt


(a) At December 31, 2001, the cost for Federal income tax purposes was $227,980,933. Net unrealized appreciation was $12,613,529. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $27,236,327 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($14,622,798).


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE SMALL CAP VALUE FUND

                                                       Number           Value
                                                      of Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS--98.7%
--------------------------------------------------------------------------------
Advertising--0.4%
Modem Media, Inc.*                                     104,300          $   349
                                                                        -------
Aerospace & Defense--4.8%
Ducommun, Inc.*                                         30,000              333
EDO Corp.                                               20,000              529
GenCorp, Inc.                                           54,800              773
HEICO Corp.                                             25,000              377
Herley Industries, Inc.*                                41,000              697
Kaman Corp.                                             35,000              546
Moog, Inc.*                                             31,000              676
Teledyne Technologies, Inc.*                            15,000              244
                                                                        -------
                                                                          4,175
                                                                        -------
Agricultural Operations--0.4%
Cadiz, Inc.*                                            40,000              321
                                                                        -------
Banking--1.7%
BankAtlantic Bancorp, Inc. Class A                      25,000              229
Banknorth Group, Inc.                                   10,000              225
Sterling Bancorp                                        18,750              547
Waypoint Financial Corp.                                30,000              452
                                                                        -------
                                                                          1,453
                                                                        -------
Building Products & Supplies--2.7%
Hughes Supply, Inc.                                     28,000              864
Huttig Building Products, Inc.*                         66,400              405
Lennox International, Inc.                              75,000              727
Modtech Holdings, Inc.*                                 43,300              357
                                                                        -------
                                                                          2,353
                                                                        -------
Chemicals--2.9%
Arch Chemicals, Inc.                                    30,000              696
PolyOne Corp.                                           57,500              563
Quaker Chemical Corp.                                   30,000              618
Wellman, Inc.                                           43,800              678
                                                                        -------
                                                                          2,555
                                                                        -------
Computer Services & Software--10.1%
3D Systems Corp.*                                       42,500              606
AlphaNet Solutions, Inc.*                               75,000              154
Avid Technology, Inc.*                                  52,500              638
Carreker Corp.*                                         82,500              488
Computer Horizons Corp.*                               100,000              321
Computer Task Group, Inc.*                              70,000              276
Concurrent Computer Corp.*                              32,500              483
Epicor Software Corp.*                                 210,000              313
ePresence, Inc.*                                       100,000              419
Harris Interactive, Inc.*                              100,100              290
Interphase Corp.*                                       50,000              272
Media 100, Inc.*                                        60,000               89
MSC Software Corp.*                                     30,000              468
Paravant Inc.*                                          90,000              211
Phoenix Technologies Ltd.*                              65,000              757
Pinnacle Systems, Inc.*                                 92,000              730
Read-Rite Corp.*                                       100,000              661
Rogue Wave Software, Inc.*                              35,000              112
Systems & Computer Technology Corp.*                    50,000              517
Take-Two Interactive Software, Inc.*+                   20,000              323
Technology Solutions Co.*                               90,000              200
Versant Corp.*                                          70,000              284
Xanser Corp.*                                           75,000              151
                                                                        -------
                                                                          8,763
                                                                        -------

                                                       Number           Value
                                                      of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Computer-Network Products & Services--1.4%
Hypercom Corp.*                                         94,000          $   705
Netopia, Inc.*                                         100,000              555
                                                                        -------
                                                                          1,260
                                                                        -------
Computers & Office Equipment--4.2%
Century Aluminum Co.                                    35,000              468
Dot Hill Systems Corp.*                                115,100              193
Evans & Sutherland Computer Corp.*                      70,000              464
Maxtor Corp.*+                                          97,500              618
Maxwell Technologies, Inc.*                             31,000              304
MTS Systems Corp.                                       36,700              371
Penn Engineering & Manufacturing Corp.                  26,000              435
Sigma Designs, Inc.*                                    56,000               96
Wallace Computer Services, Inc.                         35,000              665
                                                                        -------
                                                                          3,614
                                                                        -------
Consumer Products--2.4%
Applied Extrusion Technologies, Inc.*                   64,300              458
Central Garden & Pet Co.*                               36,500              309
Herbalife International, Inc.                           47,500              675
Playtex Products, Inc.*                                 65,000              634
                                                                        -------
                                                                          2,076
                                                                        -------
Containers--0.7%
Longview Fibre Co.                                      50,000              590
                                                                        -------
Distribution Services--0.9%
Bell Microproducts, Inc.*                               60,000              757
                                                                        -------
Diversified Operations--3.9%
Calgon Carbon Corp.                                     70,000              584
Deswell Industries, Inc.                                31,000              589
Lydall, Inc.*                                           55,000              550
Montana Power Co.*                                      50,000              287
Smith (A.O.)  Corp.                                     41,000              800
SPS Technologies, Inc.*                                  2,500               87
Volt Information Sciences, Inc.*                        30,000              513
                                                                        -------
                                                                          3,410
                                                                        -------
Electrical Equipment--1.4%
Baldor Electric Co.                                     20,000              418
Credence Systems, Inc.*                                 30,000              557
Innovex, Inc.*                                          65,000              220
                                                                        -------
                                                                          1,195
                                                                        -------
Electronic Components & Semiconductors--12.4%
Benchmark Electronics, Inc.*                            32,500              616
BMC Industries, Inc.                                   100,000              206
Cobra Electronics Corp.*                                50,000              314
CTS Corp.                                               35,000              556
Cubic Corp.                                             15,000              770
Globespan Virata, Inc.*                                 53,550              693
Interlink Electronics, Inc.*                            50,000              216
Manufacturers' Services Ltd.*                           89,200              557
MEMC Electronic Materials, Inc.*                        65,000              231
Merix Corp.*                                            25,000              431
Park Electrochemical Corp.                              25,000              660
Peak International Ltd.*                                35,700              268
Planar Systems, Inc.*                                   27,500              573
Reptron Electronics, Inc.*                              41,600              130
Rogers Corp.*                                           20,000              606
Spectrum Control, Inc.*                                 60,000              315
Standard Microsystem*                                   52,500              815

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE SMALL CAP VALUE FUND

                                                       Number           Value
                                                      of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TTM Technologies, Inc.*                                 65,000          $   658
Veeco Instruments, Inc.*                                19,000              685
Vishay Intertechnology, Inc.*                           36,650              715
White Electronic Designs Corp.*                         85,000              523
Xicor, Inc.*                                            22,500              250
                                                                        -------
                                                                         10,788
                                                                        -------
Electronic Systems--1.2%
Analogic Corp.                                          15,000              578
LeCroy Corp.*                                           21,500              391
Robotic Vision Systems, Inc.*+                         100,000              112
                                                                        -------
                                                                          1,081
                                                                        -------
Engineering--0.3%
Corrpro Cos., Inc.*                                    100,000              273
                                                                        -------
Entertainment & Leisure--1.8%
AMC Entertainment, Inc.*                                40,000              480
Topps Co., Inc.*                                        50,000              608
Vail Resorts, Inc.*                                     27,500              488
                                                                        -------
                                                                          1,576
                                                                        -------
Finance--0.3%
New Century Financial Corp.*                            17,500              237
                                                                        -------
Forest Products--0.7%
Forest Oil Corp.*                                       22,500              635
                                                                        -------
Healthcare--0.6%
Spacelabs Medical, Inc.*                                45,000              547
                                                                        -------
Hotels & Gaming--0.8%
Orient-Express Hotel Ltd.*+                             40,000              724
                                                                        -------
Housewares--1.1%
Bush Industries, Inc.                                   50,000              543
Salton, Inc.*+                                          25,000              472
                                                                        -------
                                                                          1,015
                                                                        -------
Human Resources--0.5%
AHL Services, Inc.*                                    135,000              394
                                                                        -------
Insurance--2.5%
Annuity and Life Re (Holdings) Ltd.                     18,000              452
Fremont General Corp.                                  100,000              782
Horace Mann Educators Corp.                             27,500              584
PXRE Group Ltd.                                         22,500              397
                                                                        -------
                                                                          2,215
                                                                        -------
Machinery--2.7%
Albany International Corp.                              35,000              760
Chart Industries, Inc.*                                 95,000              223
DT Industries, Inc.*                                    41,000              226
FSI International, Inc.*                                45,000              415
Gardner Denver, Inc.*                                   19,000              424
JLG Industries, Inc.                                    25,000              266
                                                                        -------
                                                                          2,314

                                                       Number           Value
                                                      of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Manufacturing--7.6%
Baldwin Technology Co., Inc.*                          100,000            $ 121
Brush Engineered Materials, Inc.                        21,000              299
Cannondale Corp.*                                       55,000              123
Coastcast Corp.                                         55,200              283
CoorsTek, Inc.*                                         10,000              318
Cross (A.T.) Co.*                                       45,000              266
Esterline Technologies Corp.*                           25,000              400
Foster (L.B.) Co.*                                      50,000              225
Gerber Scientific, Inc.                                 55,000              512
Griffon Corp.*                                          47,500              713
GSI Lumonics, Inc.*                                     62,500              529
LESCO, Inc.                                             45,000              387
Osmonics, Inc.*                                         45,000              631
Steinway Musical Instruments, Inc.*                     40,000              664
Todd Shipyards Corp.*                                   47,500              423
Tommy Hilfiger Corp.*                                   50,000              688
                                                                        -------
                                                                          6,582
                                                                        -------
Media & Communications--0.7%
Media General, Inc.                                     12,500              623
                                                                        -------
Medical Services & Equipment--1.7%
Colorado MEDtech, Inc.*                                 75,000              221
LabOne, Inc.*                                           35,000              539
Palomar Medical Technologies*+                          75,000               89
QuadraMed Corp.*                                        75,000              634
                                                                        -------
                                                                          1,483
                                                                        -------
Metal Components & Products--2.7%
CIRCOR International, Inc.                              32,500              600
Ladish Co., Inc.*                                       32,500              355
Material Sciences Corp.*                                47,500              481
Timken Co.                                              40,000              647
Titanium Metals Corp.*                                  60,000              239
                                                                        -------
                                                                          2,322
                                                                        -------
Office Supplies--0.8%
Harland (John H.) Co.                                   30,000              663
                                                                        -------
Oil & Gas--2.5%
Chiles Offshore, Inc.*                                  35,000              696
Nuevo Energy Co. *                                      50,000              750
Swift Energy Co.*                                       37,500              758
                                                                        -------
                                                                          2,204
                                                                        -------
Printing & Publishing--2.0%
Banta Corp.                                             15,000              443
Bowne & Co., Inc.                                       55,000              704
McClatchy Co.                                           12,500              588
                                                                        -------
                                                                          1,735
                                                                        -------
Real Estate--0.3%
Apex Mortgage Capital, Inc.                             25,000              281
                                                                        -------
Restaurants--0.8%
IHOP Corp.*                                             25,000              733
                                                                        -------
Retail--7.4%
Bombay Co., Inc.*                                      100,000              228
Brown Shoe Co., Inc.                                    45,100              732
Burlington Coat Factory Warehouse Corp.                 26,000              437
Casey's General Stores, Inc.                            40,000              596

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Concluded)
THE SMALL CAP VALUE FUND
                                                       Number           Value
                                                      of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cash America International, Inc.                        72,500          $   616
Coldwater Creek, Inc.*                                  17,500              371
Gadzooks, Inc.*                                         35,000              481
Gart Sports Co.*                                        18,500              389
Good Guys, Inc.*                                        60,000              239
Goody's Family Clothing*                                90,000              378
Intertan, Inc.*                                         55,000              691
Nu Skin Enterprises, Inc.                               75,000              656
Wild Oats Markets, Inc.*                                62,500              621
                                                                        -------
                                                                          6,435
                                                                        -------
Telecommunications--6.3%
Allen Telecom, Inc.*                                    65,000              553
Arris Group, Inc.*                                      70,000              683
C-COR.net Corp.*                                        47,500              692
Channell Commercial Corp.*                              57,400              187
Comtech Telecommunications Corp.*                       42,500              527
General Communication, Inc.*                            50,000              427
Globecom System, Inc.*                                  35,000              211
Network Equipment Technologies, Inc.*                  100,000              545
Spectrian Corp.*+                                       60,000              662
SymmetriCom, Inc.*                                      58,900              448
VTEL Corp.*                                             65,000              280
Westell Technologies, Inc.*                            100,000              264
                                                                        -------
                                                                          5,479
                                                                        -------
Transportation & Related Services--3.1%
Arkansas Best Corp.*                                    25,000              721
Atlas Air, Inc.*                                        42,500              623
Fleming Cos., Inc.+                                     27,500              509
Sea Containers Ltd.                                     30,000              410
Stelmar Shipping Ltd.*                                  25,000              406
                                                                        -------
                                                                          2,669
                                                                        -------
TOTAL COMMON STOCKS
(Cost $79,689)                                                           85,879
                                                                        -------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.6%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempCash                                 2,771,004            2,771
RBB Sansom Street Fund - Money Market
    Portfolio                                        2,118,057            2,118
                                                                        -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $4,889)                                                           4,889
                                                                        -------
TOTAL INVESTMENTS--104.3%
  (Cost $84,578) (a)                                                     90,768

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(4.3%)                                                (3,781)
                                                                        -------
NET ASSETS APPLICABLE TO 6,049,422
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING --100.0%                                      $86,987
                                                                        =======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                           $ 14.38
                                                                        =======


* Non-Income Producing Security
+Security position is either entirely or partially utilized in the security lending program.

(a) At December 31, 2001, the cost for Federal income tax purposes was $85,093,358. Net unrealized appreciation was $5,674,292. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $13,087,981 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($7,413,689).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE FLEXIBLY MANAGED FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS--57.9%
--------------------------------------------------------------------------------
BROADCAST/MEDIA--1.7%
Meredith Corp.                                          221,000        $  7,879
                                                                       ---------
CHEMICALS--5.6%
Cabot Corp.                                              93,500           3,338
Du Pont (E.I.) de Nemours and Co.                        61,000           2,593
Great Lakes Chemical Corp.                              313,000           7,600
Hercules, Inc.*                                          55,000             550
Imperial Chemical Industries ADR                        215,000           4,698
Octel Corp.*                                            453,000           8,154
                                                                       ---------
                                                                         26,933
                                                                       ---------
CONSUMER PRODUCTS--3.8%
Clorox Co.                                               18,000             712
Fortune Brands, Inc.                                    197,000           7,799
Philip Morris Cos., Inc.                                215,000           9,858
                                                                       ---------
                                                                         18,369
                                                                       ---------
CONTAINERS--0.2%
Longview Fibre Co.                                       84,000             992
                                                                       ---------
DIVERSIFIED OPERATIONS--1.1%
Minnesota Mining & Manufacturing Co.                     45,000           5,319
                                                                       ---------
ELECTRICAL EQUIPMENT--0.0%
Curtiss-Wright Corp.                                      2,013              94
                                                                       ---------
ENERGY RESOURCES & SERVICES--8.6%
FirstEnergy Corp.                                       358,565          12,543
Great Plains Energy, Inc.                                41,000           1,033
Niagara Mohawk Holdings, Inc.*                        1,095,000          19,414
Unisource Energy Corp.                                  432,000           7,858
                                                                       ---------
                                                                         40,848
                                                                       ---------
FINANCIAL SERVICES - DIVERSIFIED--0.2%
Prudential Financial, Inc.*                              23,000             763
                                                                       ---------
HOTELS & GAMING--1.5%
Mandalay Resort Group*                                  121,000           2,589
Marriott International, Inc.                            116,000           4,715
                                                                       ---------
                                                                          7,304
                                                                       ---------
HOUSEWARES--0.2%
National Presto Industries, Inc.                         26,000             721
                                                                       ---------
INSURANCE--5.5%
Leucadia National Corp.                                  65,000           1,877
Loews Corp.                                             233,000          12,904
Mutual Risk Management Ltd.                             163,000           1,190
SAFECO Corp.                                             78,000           2,430
Unitrin, Inc.                                            31,000           1,225
White Mountains Insurance Group, Inc.                    19,500           6,786
                                                                       ---------
                                                                         26,412
                                                                       ---------
MACHINERY--0.0%
Dover Corp.                                               4,000             148
                                                                       ---------
METALS & MINING--3.6%
Franco Nevada Mining Corp.                               87,000           1,283
Newmont Mining Corp.                                    814,000          15,556

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Placer Dome, Inc.                                        53,000        $    578
                                                                       ---------
                                                                         17,417
                                                                       ---------
OIL & GAS--11.6%
Amerada Hess Corp.                                      295,000          18,437
ChevronTexaco Corp.                                      55,440           4,968
Imperial Oil Ltd.                                       202,000           5,632
Mitchell Energy & Development Corp.                     147,000           7,835
Murphy Oil Corp.                                        116,000           9,749
USX - Marathon Group                                    291,000           8,730
                                                                       ---------
                                                                         55,351
                                                                       ---------
PAPER & RELATED PRODUCTS--1.3%
Mead Corp.                                               27,000             834
Potlatch Corp.                                          156,000           4,574
Weyerhaeuser Co.                                         19,000           1,028
                                                                       ---------
                                                                          6,436
                                                                       ---------
PHARMACEUTICALS--0.6%
Merck & Co., Inc.                                        45,000           2,646
                                                                       ---------
PRINTING & PUBLISHING--5.1%
Donnelley (R.R.) & Sons Co.                             153,000           4,543
New York Times Co.                                      128,000           5,536
Reader's Digest Association, Inc.                       160,000           3,693
Washington Post Co.                                      20,100          10,653
                                                                       ---------
                                                                         24,425
                                                                       ---------
RETAIL--1.6%
Hasbro, Inc.                                            247,000           4,009
Nordstrom, Inc.                                          58,000           1,173
Penney (J.C.) Co., Inc.                                  52,400           1,410
Petrie Stores Corp.*                                  1,380,000           1,173
                                                                       ---------
                                                                          7,765
                                                                       ---------
TELECOMMUNICATIONS--0.6%
AT&T Corp.                                              145,000           2,630
                                                                       ---------
TRANSPORTATION & RELATED SERVICES--4.7%
Burlington Northern Santa Fe Corp.                      161,000           4,593
Overseas Shipholding Group, Inc.                        116,000           2,610
Ryder System, Inc.                                      687,000          15,217
                                                                       ---------
                                                                         22,420
                                                                       ---------
WASTE MANAGEMENT--0.4%
Waste Management, Inc.                                   58,000           1,851
                                                                       ---------
TOTAL COMMON STOCKS
  (COST $204,674)                                                       276,723
                                                                       ---------

--------------------------------------------------------------------------------
PREFERRED STOCKS--10.5%
--------------------------------------------------------------------------------
Cleveland Electric Illuminating Co. 7.00%                 9,700             946
Cummins Capital Trust I 7.00%                            30,000           1,526
Entergy Gulf States Utilities, Inc. 7.00%                 7,584             381
Hercules Trust II 6.50%                                  25,000           1,188
Newell Financial Trust 5.25%                             86,000           3,193
Niagara Mohawk Power Co. 6.50%                           16,000             375
Niagara Mohawk Power Co. 7.00%                            3,000              74
Owens - Illinois, Inc. 4.75%                            133,100           2,729
Pacific Gas & Electric 6.30%*                             7,500             144

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Rouse Co. 6.00%                                        236,000         $ 10,266
Sealed Air Corp. 4.00%                                  53,000            2,197
Sinclair Broadcasting Group, Inc. 6.00%                 11,000              311
Southern California Edison Co. 6.05%                     2,600              200
Union Pacific Capital Trust 6.25%                      254,000           12,065
Unocal Corp. 6.25%                                     166,000            8,258
USX Capital Trust, Inc. 6.75%                          128,300            6,410
                                                                      ----------
TOTAL PREFERRED STOCKS
  (COST $47,396)                                                         50,263
                                                                      ----------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--1.1%
--------------------------------------------------------------------------------
REGIONAL MALLS--1.1%
Rouse Co.
  (COST $3,950)                                        178,000            5,214
                                                                      ----------
--------------------------------------------------------------------------------
FOREIGN STOCKS--0.2%
--------------------------------------------------------------------------------
Bergesen D.Y. AS Class-A
  (COST $954)                                           52,050              923
                                                                      ----------
                                                         PAR
                                                        (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--0.9%
--------------------------------------------------------------------------------
U.S. TREASURY NOTES--0.9%
     5.875%, 09/30/02
  (COST $4,287)                                       $  4,475            4,402
                                                                      ----------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--7.7%
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCATION--2.6%
     4.750%, 11/14/03                                    4,500            4,634
     5.125%, 12/13/04                                    4,500            4,654
     6.375%, 01/16/02                                    3,200            3,205
                                                                      ----------
                                                                         12,493
                                                                      ----------
TENNESSEE VALLEY AUTHORITY--5.1%
     5.880%, 04/01/36                                   18,800           19,535
     5.980%, 04/01/36                                    4,600            4,783
                                                                      ----------
                                                                         24,318
                                                                      ----------
TOTAL AGENCY OBLIGATIONS
  (COST $35,892)                                                         36,811
                                                                      ----------
--------------------------------------------------------------------------------
CORPORATE BONDS--2.3%
--------------------------------------------------------------------------------
BellSouth Telecommunications
     5.850%, 11/15/45                                     1,600           1,292
Oak Industries
     4.875%, 03/01/08                                     1,000             890
Orion Power Holdings, Inc.
     4.500%, 06/01/08                                     2,300           2,257
Peregrine Systems, Inc.
     5.500%, 11/15/07                                     2,800           2,562
Potlatch Corp.
     10.000%, 07/15/01                                    1,140           1,186
Sepracor, Inc.
     5.000%, 02/15/07                                     1,550           1,348
     7.000%, 12/15/05                                     1,450           1,504

                                                         PAR             VALUE
                                                        (000)            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $10,549)                                                       $ 11,039
                                                                       ---------
--------------------------------------------------------------------------------
CONVERTIBLE BONDS --11.4%
--------------------------------------------------------------------------------
Exide Corp.
      2.900%, 12/15/05                                $  1,050               71
HealthSouth Corp.
     3.25%, 04/01/03                                     5,700            5,415
Hilton Hotels Corp.
     5.000%, 05/15/06                                   16,200           14,337
Inco Ltd.
     5.750%, 07/01/04                                   10,800           10,759
Loews Corp.
     3.125%, 09/15/07                                    9,200            7,843
Ogden Corp.
     5.750%, 10/20/02                                      250              162
Phycor, Inc.
     4.500%, 02/15/03#                                   3,250              200
Rite Aid Corp.
     5.250%, 09/18/02                                      250              242
Teck Corp.
     3.750%, 07/15/06                                    7,050            5,755
Waste Management, Inc.
     4.000%, 02/01/02                                    9,900            9,838
                                                                       ---------
TOTAL CONVERTIBLE BONDS
  (COST $58,526)                                                         54,622
                                                                       ---------
--------------------------------------------------------------------------------
ZERO COUPON BONDS --7.5%
--------------------------------------------------------------------------------
Alergan, Inc.
      2.565%**, 11/01/20                                 1,500              928
Inco Ltd.
     3.036%**, 03/29/21                                    950              532
Lowe's Companies, Inc.
     0.929%**, 02/16/21                                  1,300            1,089
Merrill Lynch & Co.
     2.163%**, 05/23/31                                  9,200            4,887
Motorola, Inc.
     2.323%**, 09/27/13                                  3,267            2,491
News America, Inc.
     3.799%**, 02/28/21                                  1,500              729
     3.799%**, 02/28/21                                    950              462
Roche Holdings, Inc.
     3.561%**, 07/25/21                                 32,550           16,317
     6.207%**, 05/06/12                                  1,900            1,009
     6.536%**, 04/20/10                                 12,000            7,035
USF & G  Corp.
     3.701%**, 03/03/09                                    550              423
                                                                       ---------
TOTAL ZERO COUPON BONDS
  (COST $35,427)                                                         35,902
                                                                       ---------
                                                           NUMBER
                                                          OF SHARES
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------
Hills Stores Co.*
 (COST $0)                                               93,000               -
                                                                       ---------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONCLUDED)
THE FLEXIBLY MANAGED FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.9%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
 (COST $37,528)                                          37,528        $ 37,528
                                                                       ---------
TOTAL INVESTMENTS--107.4%
  (Cost $439,183) (a)                                                   513,427

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(7.4%)                                               (35,190)
                                                                        --------
NET ASSETS APPICABLE TO 23,874,647
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING -- 100.0%                                     $478,237
                                                                       =========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $  20.03
                                                                       =========
-----------------------------------
* Non-Income Producing Security
** Effective Yield
# Security in Default
ADR - American Depository Receipt

(a) At December 31, 2001, the cost for Federal income tax purposes was $440,881,121. Net unrealized appreciation was $72,546,136. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $89,165,704 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($16,619,568).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE INTERNATIONAL EQUITY FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS--100.4%
--------------------------------------------------------------------------------
AUSTRALIA--0.9%
Telstra Corp. Ltd.                                     406,200          $ 1,131
                                                                        --------
BELGIUM--2.0%
Dexia                                                   47,200              681
Fortis                                                  72,800            1,886
                                                                        --------
                                                                          2,567
                                                                        --------
DENMARK--1.9%
H. Lundbeck A/S                                         47,700            1,228
Novo Nordisk A/S-B                                      28,500            1,166
                                                                        --------
                                                                          2,394
                                                                        --------
FRANCE--14.3%
Altran Technologies SA                                  37,400            1,690
AXA                                                     70,700            1,478
Compagnie Generale d'Industrie
  et de Participations                                  40,000            1,336
European Aeronautic Defence and Space Co.               97,600            1,185
Hermes International                                    10,350            1,594
Lagardere S.C.A.                                        35,600            1,490
Pinault-Printemps-Redoute SA                            10,700            1,378
Societe Generale A                                      25,200            1,410
Societe Television Francaise 1                          67,900            1,716
Suez                                                    41,000            1,241
TotalFina SA-B                                          13,535            1,933
Vinci SA                                                24,700            1,448
                                                                        --------
                                                                         17,899
                                                                        --------
GERMANY--5.1%
Allianz AG                                               4,438            1,051
Altana AG                                               36,600            1,825
Deutsche Bank AG                                        16,600            1,173
Henkel KGaA                                              5,500              281
Muenchener Rueckversicherungs
  Gesellschaft AG                                        7,400            2,009
                                                                        --------
                                                                          6,339
                                                                        --------
HONG KONG--2.2%
Dah Sing Financial Group                               178,400              844
Hutchison Whampoa Ltd.                                 194,000            1,872
                                                                        --------
                                                                          2,716
                                                                        --------
IRELAND--3.4%
Allied Irish Banks Plc                                 152,790            1,769
CRH Plc                                                 63,200            1,111
Elan Corp. Plc  ADR*+                                   29,200            1,316
                                                                        --------
                                                                          4,196
                                                                        --------
ITALY--5.6%
ENI SpA                                                110,400            1,384
Parmalat Finanziaria SpA                               466,860            1,259
Pirelli SpA                                            673,200            1,181
Rolo Banca 1473 SpA                                    120,342            1,842
Telecom Italia SpA                                     250,600            1,339
                                                                        --------
                                                                          7,005
                                                                        --------
JAPAN--19.4%
Aiful Corp.                                             17,300            1,119
Banyu Pharmaceutical Co. Ltd.                           61,000              908
Benesse Corp.                                           24,800              643
Canon, Inc.                                             28,700              988
Fast Retailing Co. Ltd.                                 11,500            1,023
Honda Motor Co. Ltd.                                    32,400            1,293

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hoya Corp.                                              25,600         $ 1,529
Keyence Corp.                                            7,400           1,230
Meitec Corp.                                            49,400           1,206
Nintendo Co. Ltd.                                        9,100           1,594
Nippon Television Network Corp.                          2,750             586
Nomura Holdings, Inc.                                  124,100           1,591
NTT DoCoMo, Inc.                                           159           1,868
Rohm Co. Ltd.                                           11,000           1,428
Secom Co. Ltd.                                          26,500           1,330
Shin-Etsu Chemical Co. Ltd.                             28,800           1,035
Takeda Chemical Industries Ltd.                         59,000           2,670
Tokyo Broadcasting System, Inc.                         78,000           1,184
Yasuda Fire & Marine
  Insurance Co. Ltd.                                   172,000             984
                                                                       --------
                                                                        24,209
NETHERLANDS--7.2%
Aegon N.V.                                              97,980           2,652
ASML Holding N.V. *                                     49,100             853
Heineken Holding N.V.                                   30,875             880
Heineken N.V.                                           19,900             755
IHC Caland N.V.                                         35,046           1,638
Philips Electronics N.V.                                29,600             880
Unilever N.V.                                           22,100           1,296
                                                                       --------
                                                                         8,954
                                                                       --------
SINGAPORE--1.1%
Singapore Press Holdings Ltd.                           75,600             893
Venture Manufacturing Ltd.                              66,800             481
                                                                       --------
                                                                         1,374
                                                                       --------
SPAIN--3.4%
Banco Popular Espanol SA                                47,700           1,566
Banco Santander Central Hispano SA                      55,700             467
Banco Santander Central Hispano SA ADR                  55,900             464
Grupo Dragados SA                                       62,200             833
Indra Sistemas SA                                      112,000             949
                                                                       --------
                                                                         4,279
                                                                       --------
SWEDEN--3.1%
Assa Abloy AB-B                                         64,823             933
Ericsson LM-B                                          135,600             737
Hennes & Mauritz AB                                     50,700           1,049
Modern Times Group MTG AB-B*                            49,600           1,092
                                                                       --------
                                                                         3,811
                                                                       --------
SWITZERLAND--10.1%
Credit Suisse Group                                     35,070           1,495
Geberit International AG                                 3,820             855
Logitech International SA*                              28,013           1,025
Nestle SA                                                7,660           1,633
Novartis AG                                             62,500           2,259
Phonak Holding AG                                       30,400             696
Rieter Holding AG                                        4,900           1,033
Roche Holding AG                                         8,300             680
Swiss Re                                                22,154           2,228
Swisscom AG                                              2,800             776
                                                                       --------
                                                                        12,680
                                                                       --------
UNITED KINGDOM--20.7%
Abbey National Plc                                      93,000           1,326
Amvescap Plc                                            82,500           1,190
AstraZeneca Group Plc                                   31,100           1,402
BP Plc                                                 217,800           1,693
Capita Group Plc                                       367,200           2,620

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECMEBER 31, 2001 (CONTINUED)
THE INTERNATIONAL EQUITY FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Compass Group Plc                                       206,200        $  1,545
Diageo Plc                                              116,300           1,329
Dixons Group Plc                                        276,500             946
Lloyds TSB Group Plc                                    173,500           1,884
Logica Plc                                              121,100           1,128
Rentokil Initial Plc                                    368,200           1,479
Royal Bank of Scotland Group Plc-
  Value Shares                                          106,300           2,587
Royal Bank of Scotland Group Plc                         95,000             109
Scottish and Southern Energy Plc                         86,200             765
The Sage Group Plc                                      355,500           1,182
Vodafone Group Plc                                      979,769           2,563
WPP Group Plc                                           190,100           2,103
                                                                       --------
                                                                         25,851
                                                                       --------
TOTAL COMMON STOCKS
  (COST $128,983)                                                       125,405
                                                                       --------
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.6%
--------------------------------------------------------------------------------
GERMANY--0.6%
Henkel KGaA-Vorzug
  (COST $903)                                            14,100             797
                                                                       ---------
                                                       NUMBER
                                                      OF SHARES
--------------------------------------------------------------------------------
WARRANTS--0.3%
--------------------------------------------------------------------------------
FRANCE--0.0%
CGIP-Cap Gemini*                                         37,100              15
                                                                       ---------
GERMANY--0.0%
Muenchener Rueckversicherungs *                             104               6
                                                                       ---------
SWITZERLAND--0.3%
Z. Kanton Swiss Re*                                   1,125,000             373
                                                                       ---------
TOTAL WARRANTS
  (COST $481)                                                               394
                                                                       ---------
                                                       NUMBER
                                                     OF WARRANTS
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.3%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                                      156,070             156
BlackRock Provident Institutional
  Funds - TempFund                                      156,070             156
                                                                       ---------
TOTAL SHORT-TERM INVESTMENTS
  (COST $312)                                                               312
                                                                       ---------
TOTAL INVESTMENTS--101.6%
  (COST $130,679) (a)                                                   126,908

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(1.6%)                                                (1,959)
                                                                       ---------
NET ASSETS APPLICABLE TO 10,669,194
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                                         $124,949
                                                                       =========
NET ASSET VALUE,  OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $  11.71
                                                                       =========

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONCLUDED)
THE INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                                       % OF MARKET       VALUE
                                                          VALUE         (000'S)
--------------------------------------------------------------------------------
COMMON STOCKS, PREFERRED STOCKS AND WARRANTS
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Financial Services                                        15.4%         $19,504
Pharmaceuticals                                           10.6%          13,452
Insurance                                                  8.5%          10,781
Telecommunications                                         6.7%           8,414
Oil                                                        5.3%           6,648
Retail Diversified                                         4.7%           5,989
Electronics                                                4.5%           5,738
Computer Services & Software                               4.3%           5,491
Diversified Commercial Services                            3.4%           4,340
Building Materials                                         3.4%           4,247
Diversified Food Products                                  3.3%           4,188
Investment Companies                                       3.1%           3,900
Television                                                 2.7%           3,394
Diversified Operations                                     2.5%           3,113
Beverages                                                  2.3%           2,963
Media Communications                                       2.1%           2,674
Human Resources                                            2.1%           2,620
Metal Processors & Fabricators                             1.8%           2,284
Diversified Chemicals                                      1.7%           2,113
Advertising                                                1.7%           2,103
Engineering Services                                       1.3%           1,690
Toys                                                       1.3%           1,594
Catering Services                                          1.2%           1,545
Optical Equipment                                          1.2%           1,529
Automobile Manufacturing                                   1.0%           1,293
Aerospace & Defense                                        0.9%           1,185
Tire & Rubber                                              0.9%           1,181
Machinery - General Industry                               0.8%           1,034
Newspapers                                                 0.7%             893
Medical Products                                           0.6%             696
                                                         -----------------------
                                                         100.0%        $126,596
                                                         =======================

* Non-Income Producing Security
+ Security position is either entirely or partially utilized in the security lending program
ADR - American Depository Receipt
(a) At December 31, 2001, the cost for Federal income tax purposes was $132,809,863. Net unrealized depreciation was ($5,901,650). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $8,611,977 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($14,513,627).

The accompanying notes are an integral part of these financial statements.

                         [CUSTOMER TO SUPPLY NEW COPY]





                             [SMALL CAP VALUE FUND]

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE EMERGING GROWTH FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS--100.0%
--------------------------------------------------------------------------------
BROADCAST/MEDIA--3.8%
Cox Radio, Inc.*+                                        53,500         $ 1,363
Entercom Communications Corp.*                           21,050           1,052
Hispanic Broadcasting Corp.*                             95,850           2,444
TiVo, Inc.*+                                             40,300             264
                                                                        --------
                                                                          5,123
                                                                        --------
COMPUTER - INTERNET - CONTENT SERVICE--3.4%
Alloy Online, Inc.*                                      54,800           1,180
CNET Networks, Inc.*                                     90,250             810
Expedia, Inc.*+                                          46,200           1,876
Global Sports, Inc.*+                                    41,550             829
                                                                        --------
                                                                          4,695
                                                                        --------
COMPUTER - INTERNET SERVICES & SOFTWARE--8.9%
Agile Software Corp.*                                   137,400           2,366
Centillium Commuications, Inc.*                          70,400             553
Chordiant Software, Inc.*                                77,900             616
Macromedia, Inc. *                                       25,700             457
MatrixOne, Inc.*                                         83,000           1,078
Overture Services, Inc.*                                115,150           4,080
SeeBeyond Technology Corp.*+                             16,200             157
SonicWALL, Inc. *+                                       39,400             766
Stellent, Inc.*+                                         27,350             808
Virage Logic Corp.*                                      23,100             444
WebEx Communications, Inc.* +                            10,400             258
webMethods, Inc. *+                                      38,100             639
                                                                        --------
                                                                         12,222
                                                                        --------
COMPUTER - NETWORK SERVICES & SOFTWARE--1.9%
Emulex Corp.*                                            12,800             506
Global Payments, Inc.                                    14,950             514
Ixia*                                                    38,500             495
Lantronix, Inc.  *                                       64,200             406
Magma Design Automation, Inc.*+                          10,650             322
Novatel Wireless, Inc.*+                                 48,400              59
Universal Access Global Holdings, Inc.*                  16,300              76
Vastera, Inc.*                                           16,300             271
                                                                        --------
                                                                          2,649
                                                                        --------
COMPUTER SERVICES & SOFTWARE--16.1%
Actuate Corp.*                                          141,250             744
Business Objects S.A. ADR *+                             27,400             927
Concord Communications, Inc.*                            18,000             372
Edwards  (J. D.)  & Co.*                                 48,800             805
Embarcadero Technologies, Inc.*                          66,300           1,604
Entrust Technologies, Inc.*                              56,500             576
HPL Technologies, Inc.*                                  59,450           1,061
Informatica Corp.*                                      101,900           1,479
Intercept Group, Inc.*                                   74,050           3,029
Internet Security Systems, Inc.*+                        44,050           1,412
M-Systems Flash Disk Pioneers Ltd.*                      57,300             670
McDATA Corp.*+                                           59,500           1,501
Mercator Software, Inc. *+                               90,700             758
NetIQ Corp.*+                                            63,350           2,234
Numerical Technologies, Inc.*                            24,400             859
Precise Software Solutions Ltd.*                         47,900             990
Quest Software, Inc.*+                                   72,300           1,599
Research in Motion Ltd.*+                                51,400           1,219
Tier Technologies, Inc.*                                  8,100             175
                                                                        --------
                                                                         22,014
                                                                        --------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--16.9%
AXT, Inc.*                                               32,500             469
Elantec Semiconductor, Inc.*                             11,300             434
ESS Technology, Inc.*+                                   30,100             640
Genesis Microchip, Inc.*+                                16,250           1,074
Integrated Circuit Systems, Inc.*+                       26,500             599

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Intersil Holding Corp.*+                                 19,700         $   635
Kopin Corp.*                                             71,500           1,001
LTX Corp.*+                                              35,500             743
Marvell Technology Group Ltd.*                           47,100           1,687
Merix Corp.*                                             47,900             826
Microsemi Corp.*+                                        30,800             915
Microtune, Inc.*                                        115,550           2,711
Monolithic System Technology, Inc.*                      60,800           1,252
Multilink Technology Corp.*                              50,100             325
O2Micro International Ltd.*+                             94,600           2,275
Pixelworks, Inc.*                                        48,800             784
PLX Technology, Inc.*                                   108,700           1,371
Power-One, Inc.*                                         24,000             250
Silicon Laboratories, Inc.*+                             65,050           2,193
Simplex Solutions, Inc.*                                 12,950             214
SIPEX Corp.*+                                            58,200             748
Transmeta Corp.*                                         65,100             149
TranSwitch Corp.*                                       129,200             581
Xicor, Inc.*                                            119,000           1,321
                                                                        --------
                                                                         23,197
                                                                        --------
ELECTRONICS--2.9%
Photon Dynamics, Inc.*                                   47,900           2,187
Power Integrations, Inc.*                                77,050           1,760
                                                                        --------
                                                                          3,947
                                                                        --------
FINANCE--4.0%
Affiliated Managers Group, Inc.*                            100               7
BlackRock, Inc.*                                          7,500             313
Boston Private Financial Holdings Inc.                   12,000             265
Financial Federal Corp.*                                 36,900           1,153
Instinet Group Corp.*                                    86,000             864
Investment Technology Group, Inc.*                       35,750           1,397
Waddell & Reed Financial, Inc.                           45,400           1,462
                                                                        --------
                                                                          5,461
                                                                        --------
HEALTHCARE--3.8%
AMN Healthcare Services, Inc.*                           17,650             484
Sunrise Assisted Living, Inc.*+                         162,150           4,720
                                                                        --------
                                                                          5,204
                                                                        --------
HOTELS--1.3%
Four Seasons Hotels, Inc.+                               38,900           1,819
                                                                        --------
MANUFACTURING--1.1%
Coach, Inc.*+                                            37,250           1,452
                                                                        --------
MEDICAL SERVICES & Equipment--11.2%
AmSurg Corp.*                                            22,500             611
Cholestech Corp.*+                                       55,250           1,094
Covance, Inc.*                                           63,300           1,437
Cytyc Corp.*+                                            38,100             994
DIANON Systems, Inc.*                                    26,129           1,589
Endocare, Inc.*                                          60,800           1,090
Exact Sciences Corp.*                                   131,800           1,352
LifePoint Hospitals, Inc.*+                              30,350           1,033
Protein Design Labs, Inc.*+                              45,400           1,489
The Med-Design Corp.*+                                   33,350             657
Thoratec Laboratories Corp. *                           129,200           2,196
Unilab Corp.*                                            44,900           1,127
United Surgical Partners International, Inc.*            34,200             723
                                                                        --------
                                                                         15,392
                                                                        --------
PHARMACEUTICALS--4.4%
aaiPharma, Inc.*                                         20,500             516
Axcan Pharma, Inc.*                                      45,400             645
InterMune Pharmaceuticals, Inc.*+                         9,800             483
K-V Pharmaceutical Co.*                                  14,600             431

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONCLUDED)
THE EMERGING GROWTH FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Medicis Pharmaceutical Corp.*                            16,250        $  1,050
MIM Corp.*                                               25,000             445
PDI, Inc.*                                               12,250             273
Pharmaceutical Product Development, Inc.*                15,400             498
Syncor International Corp.*+                             15,400             441
Taro Pharmaceutical Industries Ltd.*                     29,150           1,165
                                                                       ---------
                                                                          5,947
                                                                       ---------
RESTAURANTS--1.5%
CKE Restaurants, Inc.*                                   55,200             500
P.F. Chang's China Bistro, Inc.*+                        33,400           1,580
                                                                       ---------
                                                                          2,080
                                                                       ---------
RETAIL--5.6%
99 Cents Only Stores*                                    20,150             768
Buckle, Inc.*                                            58,650           1,308
Chico's FAS, Inc.*+                                      22,150             879
FreeMarkets, Inc.  *+                                    34,700             832
School Specialty, Inc.*                                  75,750           1,733
Too, Inc.*                                               80,000           2,200
                                                                       ---------
                                                                          7,720
                                                                       ---------
SERVICES - COMMERCIAL--1.1%
Coinstar, Inc.*                                          59,100           1,477
                                                                       ---------
TELECOMMUNICATIONS--6.6%
Aeroflex, Inc.*                                          38,500             729
Allegiance Telecom, Inc.*                                56,050             465
Anaren Microwave, Inc. *                                 53,100             920
DMC Stratex Networks, Inc.*                             200,300           1,558
Metawave Communications Corp.*                          271,600             847
Metro One Telecommunications, Inc.*+                     29,100             880
Powerwave Technologies, Inc.*                            86,050           1,487
Sirenza Microdevices, Inc.*                              54,800             334
Triton PCS Holdings, Inc.*                               21,850             641
Ubiquitel, Inc.*                                         41,500             309
West Corp.*                                              37,200             928
                                                                       ---------
                                                                          9,098
                                                                       ---------
THERAPEUTICS--3.1%
Abgenix, Inc.*+                                          38,500           1,295
AmeriPath, Inc.*                                         40,700           1,313
Medarex, Inc.*                                           54,400             977
U.S. Physical Therapy, Inc.*                             44,550             720
                                                                       ---------
                                                                          4,305
                                                                       ---------
TRANSPORTATION & RELATED SERVICES--2.4%
Atlantic Coast Airlines, Inc.*                           37,250             868
Atlas Air, Inc.*                                         38,900             570
Forward Air Corp.*                                       35,500           1,204
Travelocity.com, Inc.*                                   24,000             690
                                                                       ---------
                                                                          3,332
                                                                       ---------
TOTAL COMMON STOCKS
   (COST $114,372)                                                      137,134
                                                                       ---------

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.7%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempCash                                  2,532,624        $  2,532
BlackRock Provident Institutional
    Funds - TempFund                                  2,532,625           2,533
                                                                       ---------
TOTAL SHORT-TERM INVESTMENTS
   (COST $5,065)                                                          5,065
                                                                       ---------
TOTAL INVESTMENTS-103.7%
  (COST  $119,437) (A)                                                  142,199

LIABILITES IN EXCESS
   OF OTHER ASSETS--(3.7%)                                               (5,100)
                                                                       ---------
NET ASSETS APPLICABLE TO 6,699,702
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                       $137,099
                                                                       =========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $  20.46
                                                                       =========

-------------------------------------
* Non-Income Producing Security
+Security position is either entirely or partially utilized in the security lending program.
ADR - American Depository Receipt

(a) At December 31, 2001, the cost for Federal income tax purposes was $123,223,031. Net unrealized appreciation was $18,976,162. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $27,057,661 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($8,081,499).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE LIMITED MATURITY BOND FUND

                                                         PAR             VALUE
                                                        (000)            (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--49.4%
--------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Notes--12.2%
    3.625%, 07/15/02                                      2,000           2,239
                                                                        --------
U.S. Treasury Notes--37.2%
    3.625%, 08/31/03                                    $ 1,900         $ 1,927
    4.625%, 05/15/06                                        800             811
    5.750%, 11/15/05                                        100             106
    7.500%, 02/15/05                                      1,500           1,662
    7.875%, 11/15/04                                      2,100           2,335
                                                                        --------
                                                                          6,841
                                                                        --------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $9,097)                                                             9,080
                                                                        --------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--3.8%
--------------------------------------------------------------------------------
Government National Mortgage Assoc.--3.8%
    6.500%, 01/15/31
(COST $693)                                                 700             702
                                                                        --------
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--29.2%
--------------------------------------------------------------------------------
Asset Securitization Corp.
    7.400%, 10/13/26                                      1,000           1,075
First Union National Bank Commercial Mortgage
    7.739%, 05/17/32                                        904             971
LB Commercial Conduit Mortgage Trust
     6.410%, 08/15/07                                       302             315
LB Mortgage Trust ~
    8.396%, 11/20/03                                        899             913
Merrill Lynch Mortgage Investors, Inc.
    6.690%, 11/21/28                                        652             663
Morgan Stanley Capital, Inc.
    6.340%, 07/15/30                                        731             761
Morgan Stanley Dean Witter Capital, Inc.
    5.980%, 02/01/31                                        644             665
                                                                        --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $5,306)                                                             5,363
                                                                        --------

--------------------------------------------------------------------------------
ASSET BACKED SECURITIES--18.5%
--------------------------------------------------------------------------------
American Express Master Trust
    7.850%, 08/15/05                                        500             545
Boston Edison Co.
    6.450%, 09/15/05                                         77              79
First USA Credit Card Master Trust
    1.990%, 01/18/06                                        200             200
MBNA Master Credit Card Trust
    2.066%, 10/15/05                                        500             501
PECO Energy Transition Trust
    7.300%, 09/01/04                                        500             510
PP&L Transition Bond Co. LLC
    6.720%, 12/26/05                                      1,000           1,052
Providian Master Trust
    6.250%, 06/15/07                                      1,000             509
                                                                        --------
TOTAL ASSET BACKED SECURITIES
(COST $3,287)                                                             3,396
                                                                        --------

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.1%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
    Funds - TempFund                                        665         $      1
Janus Money Market Fund, Inc.                           391,222              391
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(COST $392)                                                                 392
                                                                        --------
TOTAL INVESTMENTS--103.0%
(COST $18,775) (A)                                                       18,933

LIABILITES IN EXCESS
   OF OTHER ASSETS--(3.0%)                                                 (557)
                                                                        --------
NET ASSETS APPLICABLE TO 1,775,169
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100%                                         $18,376
                                                                        ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                           $ 10.35
                                                                        ========
---------------------------------------------
~ Security priced by investment adviser

(a) At December 31, 2001, the cost for Federal income tax purposes was $18,774,640. Net unrealized appreciation was $157,954. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $241,863 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($83,909).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE GROWTH AND INCOME FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS--96.4%
--------------------------------------------------------------------------------
AEROSPACE & Defense--2.6%
General Dynamics Corp.                                   2,500           $  199
United Technologies Corp.                                5,000              323
                                                                         -------
                                                                            522
                                                                         -------
BANKING--3.7%
Bank of America Corp.                                    6,000              378
SouthTrust Corp.                                        15,000              370
                                                                         -------
                                                                            748
                                                                         -------
BROADCAST/MEDIA--1.5%
Gannett Co., Inc.                                        4,500              303
                                                                         -------
BUILDING PRODUCTS & Supplies--1.7%
Lowe's Cos., Inc.                                        7,500              348
                                                                         -------
CHEMICALS--2.2%
Air Products & Chemicals, Inc.                           5,000              235
Du Pont (E.I.) de Nemours and Co.                        5,000              213
                                                                         -------
                                                                            448
                                                                         -------
COMPUTER - NETWORK PRODUCTS & SERVICES--3.5%
Cisco Systems, Inc.*                                    12,500              226
Electronic Data Systems Corp.                            5,000              343
Oracle Corp.*                                           10,000              138
                                                                         -------
                                                                            707
                                                                         -------
COMPUTER SERVICES & SOFTWARE--10.2%
Automatic Data Processing, Inc.                          7,500              442
First Data Corp.                                         7,500              588
Microsoft Corp.*                                        11,000              729
SunGard Data Systems, Inc.*                             10,000              289
                                                                         -------
                                                                          2,048
                                                                         -------
COMPUTERS & OFFICE EQUIPMENT--5.0%
Dell Computer Corp.*                                    15,000              408
International Business Machines Corp.                    5,000              605
                                                                         -------
                                                                          1,013
                                                                         -------
CONSUMER PRODUCTS--2.0%
Fortune Brands, Inc.                                    10,000              396
                                                                         -------
COSMETICS & TOILETRIES--1.0%
Procter & Gamble Co.                                     2,500              198
                                                                         -------
DIVERSIFIED OPERATIONS--5.0%
General Electric Co.                                    12,500              501
Tyco International Ltd.                                  8,500              501
                                                                         -------
                                                                          1,002
                                                                         -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--3.0%
Intel Corp.                                             12,500              393
Texas Instruments, Inc.                                  7,500              210
                                                                         -------
                                                                            603
                                                                         -------
ENERGY RESOURCES & SERVICES--3.9%
Dominion Resources, Inc.                                 5,000              300
Duke Energy Corp.                                        6,500              255
TXU Corp.                                                5,000              236
                                                                         -------
                                                                            791
                                                                         -------
ENTERTAINMENT & LEISURE--0.5%
Walt Disney Co.                                          5,000              104
                                                                         -------

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCE--6.5%
Citigroup, Inc.                                          12,000         $   606
Federal Home Loan Mortgage Corp.                          4,000             262
MBNA Corp.                                                8,000             282
Washington Mutual, Inc.                                   5,000             163
                                                                        --------
                                                                          1,313
                                                                        --------
FOOD & BEVERAGES--5.5%
General Mills, Inc.                                       6,000             312
Hershey Foods Corp.                                       4,000             271
PepsiCo, Inc.                                             8,000             390
SYSCO Corp.                                               5,000             131
                                                                        --------
                                                                          1,104
                                                                        --------
HEALTHCARE--3.0%
McKesson HBOC, Inc.                                       5,000             187
Tenet Healthcare Corp.*                                   7,000             411
                                                                        --------
                                                                            598
                                                                        --------
INSURANCE--2.5%
Lincoln National Corp.                                    5,000             243
Marsh & McLennan Cos., Inc.                               2,500             269
                                                                        --------
                                                                            512
                                                                        --------
MEDICAL SERVICES & EQUIPMENT--3.2%
Baxter International, Inc.                                5,000             268
Cardinal Health, Inc.                                     2,000             129
Medtronic, Inc.                                           5,000             256
                                                                        --------
                                                                            653
                                                                        --------
METAL COMPONENTS & PRODUCTS--1.8%
Alcoa, Inc.                                              10,000             355
                                                                        --------
OIL & GAS--5.1%
ChevronTexaco Corp.                                       5,000             448
Exxon Mobil Corp.                                        15,000             589
                                                                        --------
                                                                          1,037
                                                                        --------
PHARMACEUTICALS--10.2%
Abbott Laboratories                                       7,000             390
AmerisourceBergen Corp.                                   4,000             254
Elan Corp. Plc ADR*                                       5,000             225
Eli Lilly & Co.                                           2,500             196
Johnson & Johnson                                        10,000             591
Pfizer, Inc.                                             10,000             398
                                                                        --------
                                                                          2,054
                                                                        --------
RETAIL--7.2%
Family Dollar Stores, Inc.                               10,000             300
Home Depot, Inc.                                          4,000             204
Sears, Roebuck & Co.                                      7,500             357
Staples, Inc.*                                           10,000             187
Target Corp.                                             10,000             410
                                                                        --------
                                                                          1,458
                                                                        --------
TELECOMMUNICATIONS--3.5%
BellSouth Corp.                                           3,500             134
SBC Communications, Inc.                                  5,000             196
Verizon Communications                                    3,500             166
WorldCom, Inc.*                                          15,000             211
                                                                        --------
                                                                            707
                                                                        --------
TRANSPORTATION & RELATED SERVICES--1.3%
FedEx Corp.*                                              5,000             259
                                                                        --------
WASTE MANAGEMENT--0.8%
Waste Management, Inc.                                    5,000             160
                                                                        --------
TOTAL COMMON STOCKS
  (COST $18,431)                                                         19,441
                                                                        --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONCLUDED)
THE GROWTH AND INCOME FUND

                                                        NUMBER            VALUE
                                                       OF SHARES          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
   Funds - TempCash                                     479,059         $   479
BlackRock Provident Institutional
   Funds - TempFund                                     479,055             479
                                                                        --------
TOTAL SHORT TERM INVESTMENTS
  (COST $958)                                                               958
                                                                        --------
TOTAL INVESTMENTS--101.2%
  (COST $19,389) (A)                                                     20,399

LIABILITIES IN EXCESS
   OF OTHER ASSETS--(1.2%)                                                 (234)
                                                                        --------
NET ASSETS APPLICABLE TO 2,895,671
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                        $20,165
                                                                        ========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $  6.96
                                                                        ========

---------------------------------------
* Non-Income Producing Security
  ADR - American Depository Receipt

(a) At December 31, 2001, the cost for Federal income tax purposes was $19,459,836. Net unrealized appreciation was $939,327. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,565,289 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($625,962).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001
THE INDEX 500 FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS--94.3%
--------------------------------------------------------------------------------
ADVERTISING--0.3%
Interpublic Group of Cos., Inc.                           6,919          $  204
Omnicom Group, Inc.                                       3,405             304
TMP Worldwide, Inc.*                                      2,025              87
                                                                         -------
                                                                            595
                                                                         -------
AEROSPACE & DEFENSE--1.2%
Boeing Co.                                               15,344             595
General Dynamics Corp.                                    3,697             294
Goodrich (B.F.) Co.                                       1,868              50
Lockheed Martin Corp.                                     8,071             377
Northrop Grumman Corp.                                    2,023             204
Raytheon Co.                                              7,162             233
Rockwell Collins                                          3,364              66
United Technologies Corp.                                 8,584             555
                                                                         -------
                                                                          2,374
                                                                         -------
AUTOMOBILES & RELATED--1.0%
Cooper Tire & Rubber Co.                                  1,330              21
Dana Corp.                                                2,721              38
Delphi Automotive Systems Corp.                          10,264             140
Ford Motor Co.                                           33,178             522
General Motors Corp.                                     10,178             495
Genuine Parts Co.                                         3,174             116
Goodyear Tire & Rubber Co.                                2,989              71
Harley-Davidson, Inc.                                     5,546             301
Navistar International Corp.                              1,088              43
PACCAR, Inc.                                              1,406              92
Rockwell International Corp.                              3,367              60
TRW, Inc.                                                 2,314              86
Visteon Corp.                                             2,388              36
                                                                         -------
                                                                          2,021
                                                                         -------
BANKING--5.3%
AmSouth Bancorporation                                    6,677             126
Bank of America Corp.                                    28,825           1,815
Bank of New York Co., Inc.                               13,493             551
Bank One Corp.                                           21,364             834
BB&T Corp.                                                8,301             300
Charter One Financial, Inc.                               4,118             112
Comerica, Inc.                                            3,263             187
Fifth Third Bancorp.                                     10,586             649
FleetBoston Financial Corp.                              19,146             699
Golden West Financial Corp.                               2,888             170
Huntington Bancshares, Inc.                               4,602              79
KeyCorp.                                                  7,759             189
Mellon Financial Corp.                                    8,571             322
National City Corp.                                      11,103             325
Northern Trust Corp.                                      4,069             245
PNC Financial Services Group                              5,205             293
Regions Financial Corp.                                   4,167             125
SouthTrust Corp.                                          6,278             155
SunTrust Banks, Inc.                                      5,292             332
Synovus Financial Corp.                                   5,337             134
U.S. Bancorp                                             35,743             748

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Union Planters Corp.                                      2,517         $   114
Wachovia Corp.                                           24,933             782
Wells Fargo & Co.                                        31,059           1,350
Zions Bancorp.                                            1,681              88
                                                                        --------
                                                                         10,724
                                                                        --------
BIOLOGICAL PRODUCTS--0.1%
Applera Corp.--Applied Biosystems Group                   3,883             152
                                                                        --------
BROADCAST/MEDIA--1.6%
Clear Channel Communications, Inc.*                      10,950             557
Comcast Corp.*                                           17,312             623
Gannett Co., Inc.                                         4,852             326
McGraw-Hill Cos., Inc.                                    3,542             216
Meredith Corp.                                              904              32
Univision Communications, Inc.*                           3,849             156
Viacom, Inc.*                                            32,490           1,434
                                                                        --------
                                                                          3,344
                                                                        --------
BUILDING MAINTENANCE & SERVICES--0.0%
Ecolab, Inc.                                              2,342              94
                                                                        --------
BUILDING PRODUCTS & SUPPLIES--0.6%
Centex Corp.                                              1,113              64
KB Home                                                     922              37
Lowe's Cos., Inc.                                        14,187             658
Masco Corp.                                               8,408             206
Pulte Corp.                                               1,080              48
Sherwin-Williams Co.                                      2,830              78
Vulcan Materials Co.                                      1,856              89
                                                                        --------
                                                                          1,180
                                                                        --------
CHEMICALS--1.1%
Air Products & Chemicals, Inc.                            4,165             195
Ashland, Inc.                                             1,265              58
Dow Chemical Co.                                         16,524             558
Du Pont (E.I.) de Nemours and Co.                        18,782             798
Eastman Chemical Co.                                      1,413              55
Engelhard Corp.                                           2,378              66
Great Lakes Chemical Corp.                                  919              22
Hercules, Inc.*                                           1,988              20
PPG Industries, Inc.                                      3,085             160
Praxair, Inc.                                             2,947             163
Rohm & Haas Co.                                           4,038             140
Sigma-Aldrich Corp.                                       1,344              53
                                                                        --------
                                                                          2,288
                                                                        --------
COMPUTER INTERNET-CONTENT SERVICE--0.1%
Yahoo! Inc.*                                             10,436             185
                                                                        --------
COMPUTER NETWORK PRODUCTS & SERVICES --2.7%
Cisco Systems, Inc.*                                    134,386           2,434
Electronic Data Systems Corp.                             8,685             595
International Game Technology, Inc.*                      1,589             109
Network Appliance, Inc.*                                  6,067             133

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONTINUED)
THE INDEX 500 FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oracle Corp.*                                           101,898         $ 1,407
Sun Microsystems, Inc.*                                  59,391             731
                                                                        --------
                                                                          5,409
                                                                        --------
COMPUTER SERVICES & SOFTWARE--5.2%
Adobe Systems, Inc.                                       4,346             135
Autodesk, Inc.                                            1,004              37
Automatic Data Processing, Inc.                          11,297             665
BMC Software, Inc.*                                       4,474              73
Citrix Systems, Inc.*                                     3,439              78
Computer Associates International, Inc.                  10,553             364
Computer Sciences Corp.*                                  3,121             153
Compuware Corp.*                                          6,813              80
Deluxe Corp.                                              1,216              51
EMC Corp.*                                               40,592             546
First Data Corp.                                          6,990             548
Intuit, Inc. *                                            3,885             166
Mercury Interactive Corp.*                                1,516              52
Microsoft Corp.*                                         98,675           6,537
NCR Corp.*                                                1,780              66
Novell, Inc.*                                             6,636              30
Parametric Technology Corp.*                              4,810              38
PeopleSoft, Inc.*                                         5,549             223
Sapient Corp.*                                            2,315              18
Siebel Systems, Inc.*                                     8,471             237
Symbol Technologies, Inc.                                 4,184              66
Unisys Corp.*                                             5,846              73
VERITAS Software Corp.*                                   7,345             329
                                                                        --------
                                                                         10,565
                                                                        --------
COMPUTERS & OFFICE EQUIPMENT--3.3%
Apple Computer, Inc.*                                     6,427             141
Compaq Computer Corp.                                    31,036             303
Dell Computer Corp.*                                     47,819           1,300
Gateway, Inc.*                                            5,935              48
HewlettPackard Co.                                       35,544             730
International Business Machines Corp.                    31,561           3,818
Lexmark International Group, Inc.*                        2,382             141
Pitney Bowes, Inc.                                        4,468             168
Xerox Corp.                                              13,191             137
                                                                        --------
                                                                          6,786
                                                                        --------
CONSUMER PRODUCTS--1.7%
American Greetings Corp.                                  1,163              16
Brunswick Corp.                                           1,607              35
Cendant Corp.*                                           17,982             353
Clorox Co.                                                4,261             169
Fortune Brands, Inc.                                      2,722             108
Mattel, Inc.                                              7,908             136
Maytag Corp.                                              1,406              44
Newell Rubbermaid, Inc.                                   4,886             135
NIKE, Inc.                                                4,922             277
Philip Morris Cos., Inc.                                 36,697           1,820
Reebok International Ltd.*                                1,079              29
Tupperware Corp.                                          1,065              20
UST, Inc.                                                 3,031             106
V.F. Corp.                                                2,033              79
Whirlpool Corp.                                           1,226              90
                                                                        --------
                                                                          3,417
                                                                        --------

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTAINERS--0.1%
Ball Corp.                                                  502         $    35
Bemis Co., Inc.                                             967              48
Pactiv Corp.*                                             2,919              52
Sealed Air Corp.*                                         1,534              63
                                                                        --------
                                                                            198
                                                                        --------
COSMETICS & TOILETRIES--2.0%
AlbertoCulver Co.                                         1,039              46
Avon Products, Inc.                                       4,328             201
ColgatePalmolive Co.                                     10,108             584
Gillette Co.                                             19,335             646
International Flavors & Fragrances, Inc.                  1,737              52
KimberlyClark Corp.                                       9,622             575
Procter & Gamble Co.                                     23,738           1,878
                                                                        --------
                                                                          3,982
                                                                        --------
DIVERSIFIED MANUFACTURING OPERATIONS--6.0%
Cooper Industries, Inc.                                   1,716              60
Crane Co.                                                 1,093              28
Danaher Corp.                                             2,619             158
Eaton Corp.                                               1,270              94
Fluor Corp.                                               1,468              55
General Electric Co.                                    181,884           7,290
Honeywell International, Inc.                            14,899             504
Illinois Tool Works, Inc.                                 5,582             378
ITT Industries, Inc.                                      1,620              82
Leggett & Platt, Inc.                                     3,600              83
Minnesota Mining & Manufacturing Co.                      7,184             849
Pall Corp.                                                2,238              54
Sara Lee Corp.                                           14,352             319
Textron, Inc.                                             2,588             107
Tyco International Ltd.                                  36,553           2,153
                                                                        --------
                                                                         12,214
                                                                        --------
ELECTRIC-INTEGRATED--0.2%
Allegheny Energy, Inc.                                    2,291              83
NiSource, Inc.                                            3,789              87
Xcel Energy, Inc.                                         6,331             176
                                                                        --------
                                                                            346
                                                                        --------
ELECTRICAL POWER--0.2%
American Electric Power Co., Inc.                         5,904             257
Mirant Corp.*                                             7,319             117
                                                                        --------
                                                                            374
                                                                        --------
ELECTRIC PRODUCTS--0.2%
Emerson Electric Co.                                      7,841             448
                                                                        --------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--4.5%
Advanced Micro Devices, Inc.*                             6,226              99
Agilent Technologies, Inc.*                               8,440             241
Altera Corp.*                                             7,057             150
Analog Devices, Inc.*                                     6,628             294
Applied Materials, Inc.*                                 14,955             600
Applied Micro Circuits Corp.*                             5,466              62

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONTINUED)
THE INDEX 500 FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Broadcom Corp.*                                           4,806          $  196
Conexant Systems, Inc.*                                   4,669              67
Intel Corp.                                             122,973           3,867
Jabil Circuit, Inc.*                                      3,612              82
KLA-Tencor Corp.*                                         3,395             168
Linear Technology Corp.                                   5,800             226
LSI Logic Corp.*                                          6,721             106
Maxim Integrated Products, Inc.*                          5,917             311
Micron Technology, Inc.                                  10,980             340
National Semiconductor Corp.*                             3,223              99
Novellus Systems, Inc.*                                   2,626             104
NVIDIA Corp.*                                             2,649             177
PMC-Sierra, Inc.*                                         3,024              64
Power-One, Inc.*                                          1,445              15
QLogic Corp.*                                             1,698              76
Sanmina Corp.*                                            9,544             190
Solectron Corp.*                                         15,035             170
Tektronix, Inc.*                                          1,686              43
Teradyne, Inc.*                                           3,313             100
Texas Instruments, Inc.                                  31,736             889
Thomas & Betts Corp.                                      1,065              23
Vitesse Semiconductor Corp.*                              3,490              43
Xilinx, Inc.*                                             6,120             239
                                                                         -------
                                                                          9,041
                                                                         -------
ENERGY RESOURCES & SERVICES--2.2%
AES Corp.*                                                9,766             160
Ameren Corp.                                              2,521             107
American Power Conversion Corp.*                          3,582              52
Calpine Corp.  *                                          5,594              94
Cinergy Corp.                                             2,915              97
CMS Energy Corp.                                          2,436              59
Consolidated Edison, Inc.                                 3,888             157
Constellation Energy Group                                2,999              80
Dominion Resources, Inc.                                  4,819             290
DTE Energy Co.                                            2,980             125
Duke Energy Corp.                                        14,220             558
Edison International                                      5,969              90
Entergy Corp.                                             4,050             158
Exelon Corp.                                              5,879             281
FirstEnergy Corp.                                         5,453             191
FPL Group, Inc.                                           3,222             182
KeySpan Corp.                                             2,548              88
Molex, Inc.                                               3,585             111
Niagara Mohawk Holdings, Inc.                             2,936              52
PG&E Corp.                                                7,095             137
Pinnacle West Capital Corp.                               1,551              65
PPL Corp., Inc.                                           2,683              94
Progress Energy, Inc.                                     4,008             180
Public Service Enterprise Group, Inc.                     3,801             160
Reliant Energy, Inc.                                      5,463             145
Southern Co.                                             12,736             323
Teco Energy, Inc.                                         2,557              67
TXU Corp.                                                 4,857             229
Williams Cos., Inc.                                       9,442             241
                                                                         -------
                                                                          4,573
                                                                         -------

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENGINES--0.0%
Cummins Engine Co., Inc.                                    757         $    29
                                                                        --------
ENTERTAINMENT & LEISURE--0.6%
Carnival Corp.                                           10,739             302
Harrah's Entertainment, Inc.*                             2,056              76
Walt Disney Co.                                          37,350             774
                                                                        --------
                                                                          1,152
                                                                        --------
FIBER OPTICS--0.2%
Corning , Inc.                                           17,328             155
JDS Uniphase Corp.*                                      24,325             211
                                                                        --------
                                                                            366
                                                                        --------
FINANCE--7.8%
Ambac Financial Group, Inc.                               1,934             112
American Express Co.                                     24,445             872
Bear Stearns Companies, Inc.                              1,725             101
Capital One Financial Corp.                               3,937             212
Charles Schwab Corp.                                     25,039             387
Citigroup, Inc.                                          94,260           4,758
Countrywide Credit Industries, Inc.                       2,239              92
Equifax, Inc.                                             2,654              64
Federal Home Loan Mortgage Corp.                         12,734             833
Federal National Mortgage Association                    18,303           1,455
Franklin Resources, Inc.                                  4,778             169
H & R Block, Inc.                                         3,361             150
Household International, Inc.                             8,386             486
J.P. Morgan Chase & Co.                                  36,148           1,314
John Hancock Financial Services, Inc.                     5,472             226
Lehman Brothers Holdings, Inc.                            4,366             292
MBIA, Inc.                                                2,719             146
MBNA Corp.                                               15,606             549
Merrill Lynch & Co., Inc.                                15,506             808
Moody's Corp.                                             2,858             114
Morgan Stanley Dean Witter & Co.                         20,094           1,124
Paychex, Inc.                                             6,858             239
Providian Financial Corp.                                 5,207              18
State Street Corp.                                        5,961             311
Stilwell Financial, Inc.                                  4,055             110
T. Rowe Price Group, Inc.                                 2,262              79
USA Education, Inc.                                       2,872             241
Washington Mutual, Inc.                                  16,048             525
                                                                        --------
                                                                         15,787
                                                                        --------
FOOD & BEVERAGES--3.8%
Adolph Coors Co.                                            662              35
Anheuser-Busch Cos., Inc.                                16,201             732
Archer-Daniels-Midland Co.                               12,116             174
Brown-Forman Corp.                                        1,251              78
Campbell Soup Co.                                         7,506             224
Coca-Cola Co.                                            45,561           2,148
Coca-Cola Enterprises, Inc.                               8,148             154
ConAgra, Inc.                                             9,844             234

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS --DECEMBER, 31, 2001 (CONTINUED)
THE INDEX 500 FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
General Mills, Inc.                                       6,674          $  347
Heinz (H.J.) Co.                                          6,415             264
Hershey Foods Corp.                                       2,485             168
Kellogg Co.                                               7,447             224
Pepsi Bottling Group, Inc.                                5,201             122
PepsiCo, Inc.                                            32,055           1,561
SUPERVALU, Inc.                                           2,442              54
SYSCO Corp.                                              12,212             320
Unilever NV                                              10,472             603
Wrigley (Wm.) Jr., Co.                                    4,126             212
                                                                         -------
                                                                          7,654
                                                                         -------
HEALTH & HOUSEHOLD--0.1%
Cintas Corp.                                              3,109             149
                                                                         -------
HEALTHCARE--0.8%
HCA, Inc.                                                 9,436             364
HEALTHSOUTH Corp.*                                        7,187             107
Humana, Inc.*                                             3,091              36
Manor Care, Inc.*                                         1,876              44
McKesson HBOC, Inc.                                       5,240             196
Tenet Healthcare Corp.*                                   5,963             350
UnitedHealth Group, Inc.                                  5,712             404
Wellpoint Health Networks, Inc.*                          1,168             136
                                                                         -------
                                                                          1,637
                                                                         -------
HOTELS & RESORTS--0.2%
Hilton Hotels Corp.                                       6,766              74
Marriott International, Inc.                              4,415             179
Starwood Hotels & Resorts Worldwide, Inc.                 3,623             108
                                                                         -------
                                                                            361
                                                                         -------
HUMAN RESOURCES--0.0%
Robert Half International, Inc.*                          3,213              86
                                                                         -------
INSTRUMENTS  CONTROLS--0.3%
Johnson Controls, Inc.                                    1,599             129
Millipore Corp.                                             875              53
Parker-Hannifin Corp.                                     2,149              99
PerkinElmer, Inc.                                         2,257              79
Thermo Electron Corp.*                                    3,257              78
Waters Corp.*                                             2,370              92
                                                                         -------
                                                                            530
                                                                         -------
INSURANCE--4.0%
Aetna, Inc.                                               2,626              87
AFLAC, INC.                                               9,567             235
Allstate Corp.                                           13,064             440
American International Group, Inc.                       47,864           3,800
Aon Corp.                                                 4,932             175
Chubb Corp.                                               3,111             215
CIGNA Corp.                                               2,650             246
Cincinnati Financial Corp.                                2,959             113

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Conseco, Inc.                                             6,316          $   28
Hartford Financial Services Group, Inc.                   4,492             282
JeffersonPilot Corp.                                      2,756             128
Lincoln National Corp.                                    3,471             169
Loews Corp.                                               3,508             194
Marsh & McLennan Cos., Inc.                               5,032             541
MetLife, Inc.                                            13,279             421
MGIC Investment Corp.                                     1,964             121
Progressive Corp.                                         1,343             201
SAFECO Corp.                                              2,341              73
St. Paul Cos., Inc.                                       3,800             167
Torchmark Corp.                                           2,275              89
UnumProvident Corp.                                       4,435             118
XL Capital Ltd.                                           2,431             222
                                                                         -------
                                                                          8,065
                                                                         -------
MACHINERY--0.5%
Black & Decker Corp.                                      1,462              55
Caterpillar, Inc.                                         6,289             329
Deere & Co.                                               4,302             188
Dover Corp.                                               3,709             137
IngersollRand Co.                                         3,078             129
McDermott International, Inc.*                            1,130              14
SnapOn, Inc.                                              1,061              36
Stanley Works                                             1,564              73
                                                                         -------
                                                                            961
                                                                         -------
MEDIA & COMMUNICATION--1.3%
AOL Time Warner*                                         81,102           2,603
                                                                         -------
MEDICAL SERVICES & EQUIPMENT--2.6%
Amgen, Inc.*                                             19,155           1,081
Baxter International, Inc.                               10,816             580
Becton, Dickinson & Co.                                   4,737             157
Biogen, Inc.*                                             2,710             155
Biomet, Inc.                                              4,940             153
Boston Scientific Corp.*                                  7,390             178
Bard(C.R.), Inc.                                            936              60
Cardinal Health, Inc.                                     8,261             534
Chiron Corp.  *                                           3,466             152
Genzyme Corp.*                                            3,888             233
Guidant Corp.*                                            5,583             278
Health Management Associates, Inc.*                       4,492              83
Medtronic, Inc.                                          22,180           1,136
St. Jude Medical, Inc.*                                   1,595             124
Stryker Corp.                                             3,602             210
Zimmer Holdings, Inc.*                                    3,551             108
                                                                         -------
                                                                          5,222
                                                                         -------
METAL COMPONENTS & PRODUCTS--0.5%
Alcan, Inc.                                               5,879             211
Alcoa, Inc.                                              15,560             553
Allegheny Technologies, Inc.                              1,470              25
Freeport-McMoRan Copper & Gold, Inc.*                     2,638              35

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONTINUED)
THE INDEX 500 FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Inco Ltd.*                                                3,332         $    56
Nucor Corp.                                               1,425              75
Phelps Dodge Corp.                                        1,442              47
USX-U.S. Steel Group                                      1,634              30
Worthington Industries, Inc.                              1,564              22
                                                                        --------
                                                                          1,054
                                                                        --------
METALS & MINING--0.1%
Barrick Gold Corp.                                        9,820             157
Newmont Mining Corp.                                      3,592              69
Placer Dome, Inc.                                         6,016              66
                                                                        --------
                                                                            292
                                                                        --------
OFFICE SUPPLIES--0.0%
Avery Dennison Corp.                                      2,013             114
                                                                        --------
OIL & GAS--6.4%
Amerada Hess Corp.                                        1,625             102
Anadarko Petroleum Corp.                                  4,558             259
Apache Corp.                                              2,511             125
Baker Hughes, Inc.                                        6,154             224
Burlington Resources, Inc.                                3,678             138
ChevronTexaco Corp.                                      19,545           1,751
Conoco, Inc.                                             11,460             324
Devon Energy Corp.                                        2,309              89
Dynegy, Inc.                                              6,431             164
El Paso Corp.                                             9,350             417
EOG Resources, Inc.                                       2,116              83
Exxon Mobil Corp.                                       125,328           4,925
Halliburton Co.                                           7,867             103
Kerr-McGee Corp.                                          1,836             101
Kinder Morgan, Inc.                                       2,045             114
Nabors Industries, Inc.*                                  2,581              89
NICOR, Inc.                                                 820              34
Noble Drilling Corp.*                                     2,423              82
Occidental Petroleum Corp.                                6,845             182
Peoples Energy Corp.                                        649              25
Phillips Petroleum Co.                                    6,986             421
Rowan Cos., Inc.*                                         1,717              33
Royal Dutch Petroleum Co.                                38,915           1,908
Schlumberger Ltd.                                        10,548             580
Sempra Energy                                             3,796              93
Sunoco, Inc.                                              1,440              54
Transocean Sedco Forex, Inc.                              5,840             198
Unocal Corp.                                              4,470             161
USX - Marathon Group                                      5,669             170
                                                                        --------
                                                                         12,949
                                                                        --------
OPTICAL SUPPLIES--0.0%
Bausch & Lomb, Inc.                                         982              37
                                                                        --------
PAPER & FOREST PRODUCTS--0.5%
Boise Cascade Corp.                                       1,063              36
Georgia-Pacific Group                                     4,210             116
International Paper Co.                                   8,830             356

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                   1,914         $    16
Mead Corp.                                                1,819              56
Temple-Inland, Inc.                                         904              51
Westvaco Corp.                                            1,874              53
Weyerhaeuser Co.                                          3,962             214
Willamette Industries, Inc.                               2,013             105
                                                                        --------
                                                                          1,003
                                                                        --------
PHARMACEUTICALS--9.9%
Abbott Laboratories                                      28,444           1,586
Allergan, Inc.                                            2,403             180
American Home Products Corp.                             24,170           1,483
Amerisourcebergen Corp.                                   1,885             120
Bristol-Myers Squibb Co.                                 35,449           1,808
Eli Lilly & Co.                                          20,597           1,618
Forest Laboratories, Inc.*                                3,260             267
Immunex Corp. *                                           9,978             276
Johnson & Johnson                                        56,200           3,321
King Pharmaceuticals, Inc.*                               4,500             190
MedImmune, Inc.*                                          3,922             182
Merck & Co., Inc.                                        41,676           2,451
Pfizer, Inc.                                            115,182           4,590
Pharmacia Corp.                                          23,624           1,008
Schering-Plough Corp.                                    26,824             961
Watson Pharmaceuticals, Inc.*                             1,951              61
                                                                        --------
                                                                         20,102
                                                                        --------
PHOTOGRAPHY EQUIPMENT & SUPPLIES--0.1%
Eastman Kodak Co.                                         5,330             157
                                                                        --------
PRINTING & PUBLISHING--0.3%
Donnelley (R.R.) & Sons Co.                               2,098              62
Dow Jones & Co., Inc.                                     1,556              85
Knight-Ridder, Inc.                                       1,541             100
New York Times Co.                                        2,777             120
Tribune Co.                                               5,458             204
                                                                        --------
                                                                            571
                                                                        --------
RESTAURANTS--0.5%
Darden Restaurants, Inc.                                  2,135              76
McDonald's Corp.                                         23,551             623
Starbucks Corp.*                                          6,986             133
Tricon Global Restaurants, Inc.*                          2,672             131
Wendy's International, Inc.                               1,916              56
                                                                        --------
                                                                          1,019
                                                                        --------
RETAIL--6.5%
Albertson's, Inc.                                         7,440             234
AutoZone, Inc.*                                           1,975             142
Bed, Bath & Beyond, Inc.*                                 5,314             180
Best Buy Co., Inc.*                                       3,863             288
Big Lots, Inc.*                                           2,086              22
Circuit City Stores - Circuit City Group                  3,817              99
Costco Wholesale Corp.*                                   8,285             368
CVS Corp.                                                 7,160             212

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Continued)
THE INDEX 500 FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dillard's, Inc.                                           1,534         $    25
Dollar General Corp.                                      6,057              90
Family Dollar Stores, Inc.                                3,158              95
Federated Department Stores, Inc.*                        3,530             144
Gap, Inc.                                                15,801             220
Hasbro, Inc.                                              3,165              51
Home Depot, Inc.                                         42,933           2,190
Penney (J.C.) Company, Inc.                               4,833             130
Jones Apparel Group, Inc.                                 2,299              76
Kmart Corp.*                                              9,132              50
Kohl's Corp.*                                             6,137             432
Kroger Co.*                                              14,717             307
Limited, Inc.                                             7,853             116
Liz Claiborne, Inc.                                         964              48
May Department Stores Co.                                 5,482             203
Nordstrom, Inc.                                           2,463              50
Office Depot, Inc.*                                       5,624             104
Radio Shack Corp.                                         3,284              99
Safeway, Inc.*                                            9,196             384
Sears, Roebuck & Co.                                      5,910             282
Staples, Inc.*                                            8,457             158
Target Corp.                                             16,540             679
Tiffany & Co.                                             2,676              84
TJX Cos., Inc.                                            4,997             199
Toys "R" Us, Inc.*                                        3,637              75
Wal-Mart Stores, Inc.                                    81,660           4,700
Walgreen Co.                                             18,689             629
Winn-Dixie Stores, Inc.                                   2,575              37
                                                                        --------
                                                                         13,202
                                                                        --------
SERVICES COMMERCIAL--0.3%
Concord EFS, Inc.*                                        9,229             303
Convergys Corp.*                                          3,153             118
Fiserv, Inc.*                                             3,429             145
IMS Health, Inc.                                          5,414             106
Quintiles Transnational Corp.*                            2,191              35
                                                                        --------
                                                                            707
                                                                        --------
TELECOMMUNICATIONS--6.5%
ADC Telecommunications, Inc.*                            14,465              67
ALLTEL Corp.                                              5,687             351
Andrew Corp.*                                             1,491              33
AT&T Corp.                                               64,822           1,176
AT&T Wireless Services, Inc.*                            46,360             666
Avaya, Inc.                                               5,256              64
BellSouth Corp.                                          34,389           1,312
CenturyTel, Inc.                                          2,585              85
CIENA Corp. *                                             5,994              86
Citizens Communications Co.*                              5,131              55
Comverse Technology, Inc.*                                3,398              76
Lucent Technologies, Inc.                                62,552             393
Motorola, Inc.                                           40,779             613
Nextel Communications, Inc.*                             14,626             160
Nortel Networks Corp.                                    58,643             440
Palm, Inc.*                                              10,407              40

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
QUALCOMM, Inc.*                                          14,005        $    707
Qwest Communications International, Inc.                 30,504             431
SBC Communications, Inc.                                 61,589           2,412
Scientific-Atlanta, Inc.                                  2,863              69
Sprint Corp.                                             16,253             326
Sprint Corp.-PCS Group*                                  18,059             441
Tellabs, Inc.*                                            7,512             112
Verizon Communications                                   49,733           2,360
WorldCom, Inc.*                                          54,037             761
                                                                       ---------
                                                                         13,236
                                                                       ---------
TRANSPORTATION & RELATED SERVICES--0.7%
AMR Corp.*                                                2,830              63
Burlington Northern Santa Fe Corp.                        7,084             202
CSX Corp.                                                 3,905             137
Delta Air Lines, Inc.                                     2,258              66
FedEx Corp.*                                              5,462             283
Norfolk Southern Corp.                                    7,063             129
Ryder System, Inc.                                        1,112              25
Sabre Holdings Corp.*                                     2,446             104
Southwest Airlines Co.                                   14,022             259
Union Pacific Corp.                                       4,551             259
US Airways Group, Inc.*                                   1,248               8
                                                                       ---------
                                                                          1,535
                                                                       ---------
WASTE MANAGEMENT--0.2%
Allied Waste Industries, Inc.*                            3,609              51
Waste Management, Inc.                                   11,502             367
                                                                       ---------
                                                                            418
                                                                       ---------
WHOLESALE DISTRIBUTOR--0.0%
Grainger (W.W.), Inc.                                     1,714              82
                                                                       ---------
TOTAL COMMON STOCKS
  (COST $237,836)                                                       191,390
                                                                       ---------
--------------------------------------------------------------------------------
RIGHTS--0.0%
--------------------------------------------------------------------------------
Seagate Tax Refund Rights
  (COST $0)                                               4,100               -
                                                                       ---------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--0.2%
--------------------------------------------------------------------------------
APARTMENTS--0.1%
Equity Residential Properties Trust                       4,961             143
                                                                       ---------
OFFICE PROPERTY--0.1%
Equity Office Properties Trust                            7,591             228
                                                                       ---------
TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
(COST $376)                                                                 371
                                                                       ---------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONCLUDED)
THE INDEX 500 FUND

                                                            PAR         VALUE
                                                           (000)        (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--0.4%
--------------------------------------------------------------------------------
U.S. TREASURY BILLS--0.4%
1.600%  04/11/02 ^                                         $ 20        $     20
1.625%  04/11/02 ^                                           30              30
1.640%  04/11/02 ^                                           50              50
1.800%  04/11/02 ^                                            5               5
1.900%  04/11/02 ^                                           75              74
2.120%  04/11/02 ^                                           90              89
3.150%  02/28/02 ^                                           35              35
3.230%  02/28/02 ^                                           10              10
3.310%  02/28/02 ^                                           20              20
3.320%  02/28/02 ^                                           15              15
3.400%  02/28/02 ^                                           60              60
3.440%  02/28/02 ^                                           20              20
3.450%  02/28/02 ^                                           20              20
3.500%  02/28/02 ^                                          315             314
3.520%  02/28/02 ^                                           15              15
                                                                       ---------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $776)                                                               777
                                                                       ---------
                                                       NUMBER OF
                                                        SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.8%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds - TempCash                                        1,389           1,389
RBB Sansom Street Fund -
  Money Market Portfolio                                 10,328          10,328
                                                                       ---------

TOTAL SHORT-TERM INVESTMENTS
  (COST $11,717)                                                         11,717
                                                                       ---------

TOTAL INVESTMENTS--100.7%
  (COST $250,705) (A)                                                   204,255

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(0.7%)                                                (1,353)
                                                                       ---------

NET ASSETS APPLICABLE TO 25,697,333
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                       $202,902
                                                                       =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                           $   7.90
                                                                       =========

--------------------------------------
* Non-Income Producing Security
^ $777,386 market value held as collateral for the open futures contract.

(a) At December 31, 2001, the cost for Federal income tax purposes was $250,858,415. Net unrealized depreciation was ($46,603,328). This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $18,255,000 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($64,858,328).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- December 31, 2001
THE MID CAP GROWTH FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS--99.9%
--------------------------------------------------------------------------------
ADVERTISING--2.9%
Getty Images, Inc.*                                      15,230          $  350
Interpublic Group of Cos., Inc.+                         20,640             610
TMP Worldwide, Inc.*                                      7,820             336
                                                                         -------
                                                                          1,296
                                                                         -------
BANKING--1.2%
Commerce Bancorp, Inc.                                    6,400             252
Investors Financial Services Corp.+                       4,160             275
                                                                         -------
                                                                            527
                                                                         -------
BROADCAST/MEDIA--4.8%
Adelphia Communications Corporation *+                   11,430             356
Polycom, Inc.*+                                          23,620             805
Univision Communications, Inc.*+                         12,690             513
USA Networks, Inc.*                                       8,630             236
Westwood One, Inc.*                                       9,120             274
                                                                         -------
                                                                          2,184
                                                                         -------
CHEMICALS--1.5%
Air Products & Chemicals, Inc.                            7,480             351
Cabot Microelectronics Corp.*+                            4,170             330
                                                                         -------
                                                                            681
                                                                         -------
COMPUTER - INTERNET - CONTENT SERVICE--3.6%
CNET Networks, Inc.*                                     59,080             530
E*TRADE Group, Inc.*+                                    26,570             272
RSA Security, Inc.*+                                     15,370             268
Yahoo! Inc.*                                             31,000             550
                                                                         -------
                                                                          1,620
                                                                         -------
COMPUTER - INTERNET SERVICES & SOFTWARE--4.7%
Advent Software, Inc.*+                                   5,110             255
BEA Systems, Inc. *                                      15,610             240
EarthLink, Inc.*                                         18,930             230
Interwoven, Inc.*                                        29,180             284
Liberate Technologies, Inc.*                             23,980             275
Macromedia, Inc. *                                       13,360             238
Overture Services, Inc.*                                 11,510             408
TIBCO Software, Inc. *                                   13,840             207
                                                                         -------
                                                                          2,137
                                                                         -------
COMPUTER - NETWORK PRODUCTS & SERVICES--4.3%                                  -
Brocade Communications Systems, Inc.*+                   11,810             391
Extreme Networks, Inc.*+                                 38,760             500
International Game Technology, Inc.*+                     7,670             524
Micromuse, Inc.*                                         14,070             211
Network Appliance, Inc.*                                 14,870             325
                                                                         -------
                                                                          1,951
                                                                         -------
COMPUTER SERVICES & SOFTWARE--9.2%                                            -
Affiliated Computer Services, Inc.*                       2,270             241
BISYS Group, Inc.*                                        4,690             300
Internet Security Systems, Inc.*+                        13,410             430
Manugistics Group, Inc.*                                 10,280             217
Mercury Interactive Corp.*                               13,300             452
NetIQ Corp.*+                                             7,400             261
Quest Diagnostics, Inc.*+                                 4,840             347
Rational Software Corp.*                                 24,650             481
SmartForce Plc ADR*                                      18,070             447
SunGard Data Systems, Inc.*+                             19,600             567
Symantec Corp.*+                                          6,400             425
                                                                         -------
                                                                          4,168
                                                                         -------

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EDUCATION--1.2%
Apollo Group, Inc.*                                       7,210          $  325
University of Phoenix Online                              6,730             219
                                                                         -------
                                                                            544
                                                                         -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS--15.9%
Altera Corp.*+                                           12,220             259
Broadcom Corp.*+                                         22,380             915
Elantec Semiconductor, Inc.*                              7,990             307
Globespan Virata, Inc.                                   60,090             778
Intersil Holding Corp.*+                                 17,050             550
KLA-Tencor Corp.*+                                       11,050             548
Marvell Technology Group Ltd.*                           10,110             362
Microtune, Inc.*                                         19,320             453
Novellus Systems, Inc.*+                                  9,960             393
NVIDIA Corp.*+                                            6,220             416
Power-One, Inc.*                                         25,950             270
QLogic Corp.*                                            17,940             799
Sanmina Corp.*                                           34,290             682
Teradyne, Inc.*+                                         17,000             512
                                                                         -------
                                                                          7,244
                                                                         -------
Fiber Optics--1.1%
Finisar Corp.*+                                          51,000             519
                                                                         -------
FINANCE--2.1%
Bear Stearns Cos., Inc.                                   7,250             425
Legg Mason, Inc.                                          6,570             328
Neuberger Berman, Inc.                                    4,610             202
                                                                         -------
                                                                            955
                                                                         -------
FOOD & BEVERAGES--1.7%
Dean Foods, Inc.*+                                        3,320             226
McCormick & Co., Inc.                                     4,880             205
Pepsi Bottling Group, Inc.                               14,210             334
                                                                         -------
                                                                            765
                                                                         -------
HUMAN RESOURCES--0.8%
Robert Half International, Inc.*                         13,340             356
                                                                         -------
INSTRUMENTS - CONTROLS--1.1%
Waters Corp.*                                            13,360             518
                                                                         -------
INSURANCE--1.5%
Anthem, Inc.*                                             7,060             349
Principal Financial Group, Inc.*+                        14,700             353
                                                                         -------
                                                                            702
                                                                         -------
MACHINERY--0.8%
SPX Corp.*                                                2,680             367
                                                                         -------
MANUFACTURING--0.8%
Coach, Inc.*+                                             9,810             382
                                                                         -------
MEDICAL SERVICES & EQUIPMENT--15.5%
Affymetrix, Inc.*                                        12,770             482
Aviron*+                                                 10,950             545
Cephalon, Inc.*+                                          4,500             340
Cytyc Corp.*                                              8,260             216
DENTSPLY International, Inc.                              8,170             410

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONCLUDED)
THE MID CAP GROWTH FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Genzyme Corp.*+                                          13,420          $  803
Guidant Corp.*                                           18,290             911
Henry Schein, Inc.*                                       7,550             280
Inhale Therapeutic Systems, Inc.*                        11,830             219
Intermune, Inc.*+                                         5,000             246
Invitrogen Corp.*                                         5,280             327
Laboratory Corp. of America Holdings*+                    7,280             589
St. Jude Medical, Inc.*                                   6,870             533
Universal Health Services, Inc.*+                         7,290             312
Varian Medical Systems, Inc.*                             6,960             496
Zimmer Holdings, Inc.*                                   10,660             326
                                                                         -------
                                                                          7,035
                                                                         -------
OIL & GAS--5.6%
BJ Services Co.*                                         11,460             372
Devon Energy Corp.                                        7,210             279
Ensco International, Inc.                                16,280             405
Kerr-McGee Corp.                                          4,200             230
Murphy Oil Corp.                                          2,940             247
Nabors Industries, Inc.*                                 11,840             406
Pogo Producing Co.                                        9,950             261
Weatherford International, Inc.*                          8,740             326
                                                                         -------
                                                                          2,526
                                                                         -------
PAPER & RELATED PRODUCTS--0.5%
Boise Cascade Corp.                                       6,810             232
                                                                         -------
PHARMACEUTICALS--6.3%
AmerisourceBergen Corp.+                                  5,430             345
Andrx Group*                                              4,760             335
Express Scripts, Inc.*+                                   7,570             354
IDEC Pharmaceuticals Corp.*+                             10,690             737
King Pharmaceuticals, Inc.*+                             16,966             715
OSI Pharmaceuticals, Inc.*                                8,430             386
                                                                         -------
                                                                          2,872
                                                                         -------
RETAIL--6.1%
Amazon.com, Inc.*+                                       40,580             439
American Eagle Outfitters, Inc.*+                        15,670             410
Bed, Bath & Beyond, Inc.*+                               13,600             461
Best Buy Co., Inc.*+                                      4,910             366
CDW Computer Centers, Inc.*                               8,300             446
Electronics Boutique Holdings Corp.+                      7,090             283
Talbots, Inc.+                                            9,650             350
                                                                         -------
                                                                          2,755
                                                                         -------
SERVICE - CONSULTING--1.2%
Corporate Executive Board Co.*+                           7,550             277
First Health Group Corp.*                                11,040             273
                                                                         -------
                                                                            550
                                                                         -------
SERVICES - COMMERCIAL--2.0%
Fiserv, Inc.*                                            11,580             490
SEI Investments Co.                                       9,710             438
                                                                         -------
                                                                            928
                                                                         -------
TELECOMMUNICATIONS--0.8%
Nextel Communications, Inc.*+                            31,110             341
                                                                         -------

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THERAPEUTICS--2.1%
CV Therapeutics, Inc.*+                                   7,870         $   409
Gilead Sciences, Inc.*                                    8,620             567
                                                                        --------
                                                                            976
                                                                        --------
TRANSPORTATION & RELATED SERVICES--0.6%
CSX Corp.                                                 7,910             277
                                                                        --------
TOTAL COMMON STOCKS
  (COST $39,851)                                                         45,408
                                                                        --------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.3%
--------------------------------------------------------------------------------
RBB Sansom Street Fund -
  Money Market Portfolio
  (COST $587)                                           587,025             587
                                                                        --------
TOTAL INVESTMENTS--101.2%
(COST $40,438) (A)                                                       45,995
LIABILITIES IN EXCESS
  OF OTHER ASSETS--(1.2%)                                                  (561)
                                                                        --------
NET ASSESTS APPLICABLE TO 7,222,726
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                                          $45,434
                                                                        ========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $  6.29
                                                                        ========

--------------------------------------
* Non-Income Producing Security
+Security position is either entirely or partially utilized in the security lending program.
ADR - American Depository Receipt

(a) At December 31, 2001, the cost for Federal income tax purposes was $41,653,110. Net unrealized appreciation was $4,342,259. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,278,946 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($936,687).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (CONCLUDED)
THE MID CAP GROWTH FUND

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS--94.9%
--------------------------------------------------------------------------------
Automobiles & Related--2.9%
Autonation, Inc.*                                         22,100          $ 272
Lear Corp.*                                               27,600          1,053
Visteon Corp.                                             30,700            462
                                                                          -----
                                                                          1,787
                                                                          -----
Banking--7.6%
City National Corp.                                       20,100            942
Comerica, Inc.+                                           16,400            940
Cullen/Frost Bankers, Inc.                                 1,500             46
North Fork Bancorp, Inc.                                  19,500            624
SouthTrust Corp.                                          36,400            898
TCF Financial Corp.                                       12,900            619
Zions Bancorp.                                            11,800            620
                                                                          -----
                                                                          4,689
                                                                          -----
Broadcast/Media--1.7%
Belo (A. H.)  Corp.                                       27,700            519
USA Networks, Inc.*                                       19,900            543
                                                                          -----
                                                                          1,062
                                                                          -----
Building Products & Supplies--4.8%
American Standard Cos., Inc. *                            14,200            969
Sherwin-Williams Co.                                      42,500          1,169
Vulcan Materials Co.                                      16,600            796
                                                                          -----
                                                                          2,934
                                                                          -----
Chemicals--1.1%
Air Products & Chemicals, Inc.                            15,100            708
                                                                          -----
Computer Services & Software--1.4%
Cadence Design Systems, Inc.*                             28,800            631
KPMG Consulting, Inc.*                                    15,000            249
                                                                          -----
                                                                            880
                                                                          -----
Computers & Office Equipment--2.2%
Apple Computer, Inc.*                                     11,900            261
Pitney Bowes, Inc.                                        29,600          1,113
                                                                          -----
                                                                          1,374
                                                                          -----
Diversified Operations--1.3%
Pall Corp.                                                33,900            816
                                                                          -----
Electric - Integrated--1.1%
Arrow Electronics, Inc.*                                  21,700            649
                                                                          -----
Electronic Components & Semiconductors--0.8%
Vishay Intertechnology, Inc.*+                            24,500            478
                                                                          -----
Energy Resources & Services--6.5%
Equitable Resources, Inc.                                 28,500            971
Exelon Corp.+                                             15,450            740
FirstEnergy Corp.                                         26,400            923
Pinnacle West Capital Corp.                               13,700            573
Sierra Pacific Resources+                                 54,000            813
                                                                          -----
                                                                          4,020
                                                                          -----
Entertainment--1.7%
GTECH Holdings Corp.*                                     22,500          1,019
                                                                          -----

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Finance--6.9%
Ambac Financial Group, Inc.                              16,200           $ 937
Dun & Bradstreet Corp. *                                 10,550             372
Federated Investors, Inc.                                19,000             606
Golden State Bancorp, Inc.                               27,300             714
John Hancock Financial Services, Inc.                    22,700             937
MBIA, Inc.                                               13,150             705
                                                                          -----
                                                                          4,271
                                                                          -----
Food & Beverages--2.8%
Archer-Daniels-Midland Co.                               63,800             916
Dean Foods, Inc.*+                                       11,600             791
                                                                          -----
                                                                          1,707
                                                                          -----
Hotels & Resorts--0.8%
Starwood Hotels & Resorts Worldwide, Inc.+               16,200             484
                                                                          -----
Human Resources--1.5%
Manpower, Inc.                                           27,900             941
                                                                          -----
Insurance--9.2%
Aon Corp.+                                               16,700             593
Chubb Corp.+                                             13,900             959
CIGNA Corp.                                              13,300           1,232
Phoenix Companies, Inc.*                                 29,100             538
Principal Financial Group, Inc.*+                        24,700             593
Radian Group, Inc.                                       31,100           1,336
XL Capital Ltd.                                           4,800             439
                                                                          -----
                                                                          5,690
                                                                          -----
Instruments - Controls--0.2%
Parker-Hannifin Corp.                                     2,200             101
                                                                          -----
Investment Companies--4.2%
S & P 400 Mid-Cap Depositary Receipts                    28,200           2,617
                                                                          -----
Medical Services & Equipment--2.0%
Beckman Coulter, Inc.                                    13,900             616
Becton, Dickinson & Co.                                  18,500             613
                                                                          -----
                                                                          1,229
                                                                          -----
Office Supplies--0.5%
Avery Dennison Corp.                                      5,600             317
                                                                          -----
Oil & Gas--8.0%
Apache Corp.                                             12,760             636
EOG Resources, Inc.                                      18,600             727
Kinder Morgan, Inc.                                      11,100             618
Ocean Energy, Inc.                                       33,100             636
Talisman Energy, Inc.                                    16,800             636
USX - Marathon Group                                     32,700             981
XTO Energy, Inc.                                         38,550             675
                                                                          -----
                                                                          4,909
                                                                          -----
Pharmaceuticals--3.2%
ICN Pharmaceuticals, Inc.+                               29,500             988
Omnicare, Inc.                                           38,500             958
                                                                          -----
                                                                          1,946
                                                                          -----

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2001 (Concluded)
THE MID CAP VALUE FUND


                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Printing & Publishing--4.9%
Knight-Ridder, Inc.+                                     14,000          $  909
Reader's Digest Association, Inc.                        42,400             979
Valassis Communications, Inc.*                           32,300           1,151
                                                                         ------
                                                                          3,039
                                                                         ------
Restaurants--2.5%
Brinker International, Inc.*                             31,900             949
Tricon Global Restaurants, Inc.*                         12,000             590
                                                                         ------
                                                                          1,539
                                                                         ------
Retail--3.9%
Foot Locker, Inc.  +                                     29,300             459
May Department Stores Co.+                               26,300             973
Payless ShoeSource, Inc.*+                               17,200             966
                                                                         ------
                                                                          2,398
                                                                         ------
Services - Commercial--1.6%
Viad Corp.                                               42,300           1,002
                                                                         ------
Telecommunications--2.7%
Cablevision Systems Corp.*+                              14,000             664
Comverse Technology, Inc.*+                              17,900             400
Harris Corp.                                             20,100             613
                                                                         ------
                                                                          1,677
                                                                         ------
Transportation & Related Services--5.3%
Canadian National Railway Co.+                           15,600             753
CSX Corp.                                                27,100             950
Sabre Holdings Corp.*+                                   14,800             627
Teekay Shipping Corp.                                    26,800             934
                                                                         ------
                                                                          3,264
                                                                         ------
Waste Management--1.6%
Waste Management, Inc.                                   30,000             956
                                                                         ------
TOTAL COMMON STOCKS                                                      58,503
                                                                         ------
   (Cost $54,837)

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--4.1%
--------------------------------------------------------------------------------
Apartments--3.2%
Archstone Smith Trust                                   34,200              899
Avalonbay Communities, Inc.                             19,400              918
Equity Residential Properties Trust                      4,900              141
                                                                        -------
                                                                          1,958
                                                                        -------
Diversified--0.7%
Vornado Realty Trust                                    10,900              453
                                                                        -------

Office Property--0.2%
Boston Properties, Inc.                                  3,300              125
                                                                        -------

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
   (Cost $2,494)                                                          2,536
                                                                        -------

                                                        NUMBER OF         VALUE
                                                         SHARES           (000)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--7.1%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
     Funds - Fed Fund                                   2,179,345       $ 2,180
BlackRock Provident Institutional
     Funds - T-Fund                                     2,179,345       $ 2,179
                                                                        -------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $4,359)                                                          4,359
                                                                        -------
TOTAL INVESTMENTS--106.1%
  (Cost $61,690) (a)                                                     65,398
LIABILITIES IN EXCESS
  OF OTHER ASSETS--(6.1%)                                                (3,765)
                                                                        -------
NET ASSETS APPLICABLE TO 5,689,588
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                        $61,633
                                                                        =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $ 10.83
                                                                        =======

------------------------------------------------------
* Non-Income Producing Security

+Security position is either entirely or partially utilized in the security lending program.

(a) At December 31, 2001, the cost for Federal income tax purposes was $62,018,131. Net unrealized appreciation was $3,380,049. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,938,136 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of ($558,087).


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
FOR THE YEAR ENDED DECEMBER 31, 2001
(Dollar Amounts in Thousands)

------------------------------------------------------------------------------------------------------------------------------------


                                                                Money            Quality           High Yield         International
                                                                Market             Bond               Bond                Equity
ASSETS:                                                          Fund              Fund               Fund                 Fund
                                                          ----------------  ---------------    ----------------     ----------------

Investments at value .................................       $ 127,593         $ 169,705            $ 65,017           $ 126,908
Cash..................................................               -                 1                   -                   -
Interest, dividends and reclaims receivable ..........           1,103               722               1,393                 236
Receivable for investment securities sold.............               -            36,947                   -                 174
Receivable for capital stock sold.....................               -               940                 234                 889
Other assets..........................................               1                 -                   1                   1
                                                             ---------         ---------            --------           ---------
          Total Assets................................         128,697           208,315              66,645             128,208
                                                             ---------         ---------            --------           ---------

LIABILITIES:

Payable for investment securities purchased..........                -            74,349                   -                 111
Payable for capital stock redeemed...................                -               107                  29                 225
Dividends payable....................................              199            10,166               5,962               2,655
Futures payable......................................                -                17                   -                   -
Payable to the investment adviser....................               20                38                  28                  92
Payable to The Penn Mutual Life Insurance Co.........               49                49                  24                  48
Other liabilities....................................               21                20                  25                 128
                                                             ---------         ---------            --------           ---------
       Total Liabilities.............................              289            84,746               6,068               3,259
                                                             ---------         ---------            --------           ---------
NET ASSETS...........................................        $ 128,408         $ 123,569            $ 60,577           $ 124,949
                                                             =========         =========            ========           =========

 Investments at cost.................................        $ 127,593         $ 168,257            $ 69,467           $ 130,679



[RESTUBBED TABLE]

--------------------------------------------------------------------------------------------------------------------


                                                                  Small Cap           Emerging           Limited
                                                                    Value              Growth         Maturity Bond
ASSETS:                                                             Fund                Fund              Fund
                                                             ----------------    ---------------   -----------------

Investments at value .................................            $ 90,768          $ 142,199           $ 18,933
Cash..................................................                   -                  -                  1
Interest, dividends and reclaims receivable ..........                  64                 24                183
Receivable for investment securities sold.............                 895                216              1,061
Receivable for capital stock sold.....................                  18                 66                653
Other assets..........................................                   1                  2                  -
                                                                  --------          ---------           --------
          Total Assets................................              91,746            142,507             20,831
                                                                  --------          ---------           --------

LIABILITIES:

Payable for investment securities purchased..........                1,374              3,080              1,667
Payable for capital stock redeemed...................                1,050              2,178                  1
Dividends payable....................................                2,230                  -                774
Futures payable......................................                    -                  -                  -
Payable to the investment adviser....................                   61                 83                  5
Payable to The Penn Mutual Life Insurance Co.........                   30                 46                  4
Other liabilities....................................                   14                 21                  4
                                                                  --------          ---------           --------
       Total Liabilities.............................                4,759              5,408              2,455
                                                                  --------          ---------           --------
NET ASSETS...........................................             $ 86,987          $ 137,099           $ 18,376
                                                                  ========          =========           ========

 Investments at cost.................................             $ 84,578          $ 119,437           $ 18,775



   The accompanying notes are an integral part of these financial statements

------------------------------------------------------------------------------------------------------------------------------
                                                             Growth           Large Cap         Flexibly         Growth and
                                                             Equity             Value            Managed           Income
ASSETS:                                                       Fund               Fund             Fund              Fund
                                                         -------------     ---------------   --------------   ----------------

Investments at value ................................     $ 185,881          $ 240,594          $513,427         $ 20,399
Cash.................................................             -                  -                 1                -
Interest, dividends and reclaims receivable .........            98                409             2,535               20
Receivable for investment securities sold............         4,252                205                 -              129
Receivable for capital stock sold....................         1,214              1,132             4,327                2
Other assets.........................................             2                  2                 4                -
                                                          ---------          ---------          --------        ---------
          Total Assets...............................       191,447            242,342           520,294           20,550
                                                          ---------          ---------          --------        ---------

LIABILITIES:

Payable for investment securities purchased..........         4,433                528                 -              224
Payable for capital stock redeemed...................            79                  -                42                3
Dividends payable....................................            48              9,036            41,487              138
Futures payable......................................             -                  -                 -                -
Payable to the investment adviser....................           100                120               261                9
Payable to The Penn Mutual Life Insurance Co.........            70                 88               191                6
Other liabilities....................................            21                 42                76                5
                                                          ---------          ---------          --------        ---------
       Total Liabilities.............................         4,751              9,814            42,057              385
                                                          ---------          ---------          --------        ---------
NET ASSETS...........................................     $ 186,696          $ 232,528          $478,237         $ 20,165
                                                          =========          =========          ========        =========

 Investments at cost.................................     $ 174,153          $ 226,968          $439,183         $ 19,389



[RESTUBBED TABLE]

--------------------------------------------------------------------------------------------------------------------

                                                              Index            Mid Cap           Mid Cap
                                                               500              Growth            Value
ASSETS:                                                       Fund               Fund             Fund
                                                         ---------------    --------------    --------------

Investments at value ................................      $ 204,255          $ 45,995          $ 65,398
Cash.................................................              -                 -                 -
Interest, dividends and reclaims receivable .........            210                12                66
Receivable for investment securities sold............             34               342               184
Receivable for capital stock sold....................          1,016                15               210
Other assets.........................................              2                 -                 -
                                                            --------         ---------          --------
          Total Assets...............................        205,517            46,364            65,858
                                                            --------         ---------          --------

LIABILITIES:

Payable for investment securities purchased..........            110               412                56
Payable for capital stock redeemed...................             10               475                60
Dividends payable....................................          2,351                 -             4,044
Futures payable......................................            106                 -                 -
Payable to the investment adviser....................             12                27                29
Payable to The Penn Mutual Life Insurance Co.........              -                 4                22
Other liabilities....................................             26                12                14
                                                            --------         ---------          --------
       Total Liabilities.............................          2,615               930             4,225
                                                            --------         ---------          --------
NET ASSETS...........................................      $ 202,902          $ 45,434          $ 61,633
                                                            ========         =========          ========

 Investments at cost.................................      $ 250,705          $ 40,438          $ 61,690


PENN SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(Dollar Amounts in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Money           Quality         High Yield
                                                                                       Market            Bond              Bond
                                                                                        Fund             Fund              Fund
                                                                                 ---------------    --------------    --------------

INVESTMENT INCOME:
Dividends.......................................................................            -                -              $541
Interest........................................................................       $4,917           $6,832             6,073
Foreign tax withheld............................................................            -                -                 -
                                                                                       ------           ------            ------
       Total investment income..................................................        4,917            6,832             6,614
                                                                                       ------           ------            ------

EXPENSES:
Investment advisory fees .......................................................          221              399               317
Administration fees ............................................................          172              174                95
Accounting fees.................................................................           82               83                47
Custodian fees and expenses.....................................................           27               26                17
Legal fees......................................................................           14               12                 8
PA Franchise tax................................................................           17               18                10
Pricing fees....................................................................           11                4                46
Other expenses..................................................................           32               37                16
                                                                                       ------           ------            ------
       Total expenses...........................................................          576              753               556
       Less: Expense waivers....................................................            -                -                 5
                                                                                       ------           ------            ------
             Net expenses.......................................................          576              753               551
                                                                                       ------           ------            ------
Net investment income (loss)....................................................        4,341            6,079             6,063
                                                                                       ------           ------            ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions ........................            4            3,800            (5,560)
    Net realized foreign exchange gain (loss)...................................            -                -               (79)
    Change in net unrealized appreciation (depreciation)
       of investments, futures contracts and foreign currency related items.....            -             (304)            3,601
                                                                                       ------           ------            ------
Net realized and unrealized gain (loss) on investments..........................            4            3,496            (2,038)
                                                                                       ------           ------            ------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................................................       $4,345           $9,575            $4,025
                                                                                       ======           ======            ======

[RESTUBBED TABLE]

------------------------------------------------------------------------------------------------------------------------------------

                                                                              International   Small Cap   Emerging     Limited
                                                                                    Equity       Value      Growth   Maturity Bond
                                                                                     Fund        Fund        Fund         Fund
                                                                              -------------  ----------  ----------- ---------------

INVESTMENT INCOME:
Dividends.....................................................................      $3,556        $811        $138            -
Interest......................................................................         182         142         355         $789
Foreign tax withheld..........................................................        (278)          -          (1)           -
                                                                                  --------     -------     -------         ----
       Total investment income................................................       3,460         953         492          789
                                                                                  --------     -------     -------         ----

EXPENSES:
Investment advisory fees .....................................................       1,273         639         995           41
Administration fees ..........................................................         225         113         205           21
Accounting fees...............................................................         115          56          93           26
Custodian fees and expenses...................................................         150          23          38            7
Legal fees....................................................................          25           9          23            2
PA Franchise tax..............................................................          30          10          26            2
Pricing fees..................................................................          15           7           3            3
Other expenses................................................................          41          18          36            6
                                                                                  --------     -------     -------         ----
       Total expenses.........................................................       1,874         875       1,419          108
       Less: Expense waivers..................................................           -          13           4            4
                                                                                  --------     -------     -------         ----
             Net expenses.....................................................       1,874         862       1,415          104
                                                                                  --------     -------     -------         ----
Net investment income (loss)..................................................       1,586          91        (923)         685
                                                                                  --------     -------     -------         ----

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions ......................     (24,792)      2,217     (58,937)         108
    Net realized foreign exchange gain (loss).................................         805           -           -            -
    Change in net unrealized appreciation (depreciation)
       of investments, futures contracts and foreign currency related items...     (30,898)      8,821      33,542           17
                                                                                  --------     -------     -------         ----
Net realized and unrealized gain (loss) on investments........................     (54,885)     11,038     (25,395)         125
                                                                                  --------     -------     -------         ----

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS............................................................    ($53,299)    $11,129    ($26,318)        $810
                                                                                  ========     =======    ========         ====

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Growth     Large Cap    Flexibly      Growth and
                                                                                Equity       Value      Managed         Income
                                                                                 Fund        Fund         Fund           Fund
                                                                              ----------    --------   ------------  ---------------

INVESTMENT INCOME:
Dividends....................................................................    $1,544     $5,111       $8,092           $307
Interest.....................................................................       494        217       10,645             50
Foreign tax withheld.........................................................         -        (28)         (42)             -
                                                                               --------    -------      -------        -------
       Total investment income...............................................     2,038      5,300       18,695            357
                                                                               --------    -------      -------        -------

EXPENSES:
Investment advisory fees ....................................................     1,358      1,486        2,983            122
Administration fees .........................................................       327        371          746             37
Accounting fees..............................................................       134        149          234             27
Custodian fees and expenses..................................................        30         40           72              5
Legal fees...................................................................        33         36           68              7
PA Franchise tax.............................................................        33         44           87              6
Pricing fees.................................................................         2          6            8              2
Other expenses...............................................................        86         60          108             18
                                                                               --------    -------      -------        -------
       Total expenses........................................................     2,003      2,192        4,306            224
       Less: Expense waivers.................................................         -          2            -              3
                                                                               --------    -------      -------        -------
             Net expenses....................................................     2,003      2,190        4,306            221
                                                                               --------    -------      -------        -------
Net investment income (loss).................................................        35      3,110       14,389            136
                                                                               --------    -------      -------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions .....................   (83,958)     5,673       27,547         (5,964)
    Net realized foreign exchange gain (loss)................................         -          -         (149)             -
    Change in net unrealized appreciation (depreciation)
       of investments, futures contracts and foreign currency related items..    13,680    (15,277)       6,077             80
                                                                               --------    -------      -------        -------
Net realized and unrealized gain (loss) on investments.......................   (70,278)    (9,604)      33,475         (5,884)
                                                                               --------    -------      -------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...........................................................  ($70,243)   ($6,494)     $47,864        ($5,748)
                                                                               ========    =======      =======        =======



[RESTUBBED TABLE]

----------------------------------------------------------------------------------------------------------------------
                                                                                  Index       Mid Cap       Mid Cap
                                                                                    500        Growth         Value
                                                                                   Fund         Fund           Fund
                                                                               ------------   -----------   ----------

INVESTMENT INCOME:
Dividends....................................................................     $2,550          $82           $854
Interest.....................................................................        315           43            106
Foreign tax withheld.........................................................        (11)           -             (1)
                                                                                --------     --------        -------
       Total investment income...............................................      2,854          125            959
                                                                                --------     --------        -------

EXPENSES:
Investment advisory fees ....................................................        141          321            333
Administration fees .........................................................        302           69             90
Accounting fees..............................................................        126           34             45
Custodian fees and expenses..................................................         36           38             24
Legal fees...................................................................         42            7             11
PA Franchise tax.............................................................         42           11             12
Pricing fees.................................................................         20            4              4
Other expenses...............................................................         79           14             18
                                                                                --------     --------        -------
       Total expenses........................................................        788          498            537
       Less: Expense waivers.................................................        283           40              1
                                                                                --------     --------        -------
             Net expenses....................................................        505          458            536
                                                                                --------     --------        -------
Net investment income (loss).................................................      2,349         (333)           423
                                                                                --------     --------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions .....................     (3,568)     (22,993)         3,497
    Net realized foreign exchange gain (loss)................................          -            -              -
    Change in net unrealized appreciation (depreciation)
       of investments, futures contracts and foreign currency related items..    (24,996)       7,200         (6,043)
                                                                                --------     --------        -------
Net realized and unrealized gain (loss) on investments.......................    (28,564)     (15,793)        (2,546)
                                                                                --------     --------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...........................................................   ($26,215)    ($16,126)       ($2,123)
                                                                                ========     ========        =======

   The accompanying notes are an integral part of these financial statements

-----------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------

THE MONEY MARKET FUND
For a Share Outstanding During the Year

                                                            Year ended December 31,
                                              -------------------------------------------------
                                                 2001      2000      1999      1998      1997
                                              --------   -------   --------  --------  --------
Net asset value, beginning of year...........    $1.00     $1.00     $1.00     $1.00     $1.00
                                              --------   -------   -------   -------   -------

Income from investment operations:
Net investment income........................     0.04      0.06      0.05      0.05      0.05
                                              --------   -------   -------   -------   -------

   Total from investment operations..........     0.04      0.06      0.05      0.05      0.05
                                              --------   -------   -------   -------   -------

Less distributions:
Dividend from net investment income..........    (0.04)    (0.06)    (0.05)    (0.05)    (0.05)
                                              --------   -------   -------   -------   -------

Net asset value, end of year.................    $1.00     $1.00     $1.00     $1.00     $1.00
                                              ========   =======   =======   =======   =======

   Total return..............................    4.00%     5.99%     4.66%     5.00%     5.15%

Ratios/Supplemental data:
Net assets, end of year (in thousands)....... $128,408   $94,045   $86,581   $53,626   $37,476
                                              ========   =======   =======   =======   =======

Ratio of expenses to average net assets......    0.50%     0.58%     0.72%     0.72%     0.70%
                                              ========   =======   =======   =======   =======

Ratio of net investment income
   to average net assets....................     3.78%     5.89%     4.60%     4.88%     5.04%
                                              ========   =======   =======   =======   =======




------------------------------------------------------------------------------------------------
THE QUALITY BOND FUND
For a Share Outstanding During the Year

                                                Year ended December 31,
                                                ---------------------------------------------------------
                                                   2001        2000        1999        1998        1997
                                               --------    --------    --------    --------    --------
Net asset value, beginning of year.............   $10.33       $10.40     $10.40      $10.20      $10.00
                                                --------    ---------    -------     -------     -------

Income (loss) from investment operations:
Net investment income..........................     0.51         0.52       0.54        0.51        0.60
Net realized and unrealized gain (loss)
   on investment transactions..................     0.41         0.66      (0.54)       0.53        0.20
                                                --------    ---------    -------     -------     -------

   Total from investment operations............     0.92         1.18       0.00        1.04        0.80
                                                --------    ---------    -------     -------     -------

Less distributions:
Dividend from net investment income............    (0.51)       (1.06)      0.00       (0.51)      (0.60)
Distribution from net realized gains...........    (0.35)       (0.17)      0.00       (0.33)       0.00
Return of capital..............................     0.00        (0.02)      0.00        0.00        0.00
                                                --------    ---------    -------     -------     -------

   Total distributions.........................    (0.86)       (1.25)      0.00       (0.84)      (0.60)
                                                --------    ---------    -------     -------     -------

Net asset value, end of year...................    $10.3       $10.33     $10.40      $10.40      $10.20
                                                ========    =========    =======     =======     =======

   Total return................................    8.91%       12.00%      0.00%      10.17%       8.03%

Ratios/Supplemental data:
Net assets, end of year (in thousands)......... $123,569      $96,073    $55,975     $53,505     $40,077
                                                ========    =========    =======     =======     =======

Ratio of expenses to average net assets........    0.65%        0.68%      0.77%       0.77%       0.75%
                                                ========    =========    =======     =======     =======

Ratio of net investment income
   to average net assets.......................    5.23%        5.92%      5.21%       5.26%       5.87%
                                                ========    =========    =======     =======     =======

Portfolio turnover rate........................   930.7%     1,046.5%     815.1%      477.2%      317.3%
                                                ========    =========    =======     =======     =======



-----------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND
For a Share Outstanding During the Year

                                                                 Year ended December 31,
                                              -------------------------------------------------------------
                                                2001          2000          1999         1998         1997
                                              --------      -------       -------      -------      -------
Net asset value, beginning of year..........    $7.45         $9.58         $9.19        $9.52        $8.91
                                              -------       -------       -------      -------      -------

Income (loss) from investment operations:
Net investment income.......................     0.72          0.91          0.89         0.79         0.80
Net realized and unrealized gain (loss)
   on investment transactions...............    (0.20)        (1.24)        (0.50)       (0.33)        0.61
                                              -------       -------       -------      -------      -------

   Total from investment operations.........     0.52         (0.33)         0.39         0.46         1.41
                                              -------       -------       -------      -------      -------

Less distributions:
Dividend from net investment income.........    (0.72)        (1.80)         0.00        (0.79)       (0.80)
                                              -------       -------       -------      -------      -------

Net asset value, end of year................    $7.25         $7.45         $9.58        $9.19        $9.52
                                              =======       =======       =======      =======      =======

   Total return.............................    6.92%        (3.69%)        4.24%        4.75%       15.78%

Ratios/Supplemental data:
Net assets, end of year (in thousands)......  $60,577       $51,150       $69,928      $69,003      $59,138
                                              =======       =======       =======      =======      =======

Ratio of expenses to average net assets.....    0.87%(a)      0.87%(a)      0.85%        0.82%        0.81%
                                              =======       =======       =======      =======      =======

Ratio of net investment income
   to average net assets....................    9.57%(a)     10.07%(a)      9.11%        8.30%        8.96%
                                              =======       =======       =======      =======      =======

Portfolio turnover rate.....................    77.0%         65.4%         78.2%        82.7%       111.3%
                                              =======       =======       =======      =======      =======

-------------
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.88% and 0.91%, and the ratio of net investment income to average net assets would have been 9.56% and 10.04%, respectively, for the years ended December 31, 2001 and December 31, 2000.

----------------------------------------------------------------------------------------------------------------
THE GROWTH EQUITY FUND
For a Share Outstanding During the Year

                                                                      Year ended December 31,
                                                   -------------------------------------------------------------
                                                   2001          2000         1999          1998          1997
                                                 --------     --------      --------      --------      --------
Net asset value, beginning of year.............    $20.19       $41.41        $30.88        $24.37        $21.46
                                                 --------     --------      --------      --------      --------

Income (loss) from investment operations:
Net investment income (loss)...................      0.00        (0.08)        (0.05)         0.02          0.10
Net realized and unrealized gain (loss)
   on investment transactions..................     (5.12)       (9.36)        10.58         10.12          5.64
                                                 --------     --------      --------      --------      --------

   Total from investment operations............     (5.12)       (9.44)        10.53         10.14          5.74
                                                 --------     --------      --------      --------      --------

Less distributions:
Dividend from net investment income............      0.00         0.00          0.00         (0.02)        (0.10)
Distribution from net realized gains...........      0.00        (7.69)         0.00         (3.61)        (2.73)
Return of capital..............................      0.00        (4.09)         0.00          0.00          0.00
                                                 --------     --------      --------      --------      --------

   Total distributions.........................      0.00       (11.78)         0.00         (3.63)        (2.83)
                                                 --------     --------      --------      --------      --------

Net asset value, end of year...................    $15.07       $20.19        $41.41        $30.88        $24.37
                                                 ========     ========      ========      ========      ========

   Total return................................   (25.34%)     (26.10%)       34.10%        41.67%        26.74%

Ratios/Supplemental data:
Net assets, end of year (in thousands).........  $186,696     $216,016      $284,263      $195,692      $136,058
                                                 ========     ========      ========      ========      ========

Ratio of expenses to average net assets........     0.92%        0.84%         0.73%         0.76%         0.77%
                                                 ========     ========      ========      ========      ========

Ratio of net investment income (loss)
   to average net assets.......................     0.02%       (0.27%)       (0.14%)        0.08%         0.39%
                                                 ========     ========      ========      ========      ========

Portfolio turnover rate........................    276.2%       309.3%        209.1%        161.3%        169.1%
                                                 ========     ========      ========      ========      ========


-------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------

THE LARGE CAP VALUE  FUND*
For a Share Outstanding During the Year

                                                    Year ended December 31,
                                                    ---------------------------------------------------------
                                                   2001         2000         1999        1998          1997
                                                --------     --------     --------     --------      --------
Net asset value, beginning of year............    $18.07       $22.21       $22.39       $22.55        $19.32
                                                --------     --------     --------     --------      --------

Income (loss) from investment operations:
Net investment income...........................    0.23         0.26         0.21         0.31          0.29
Net realized and unrealized gain (loss)
   on investment transactions..................    (0.66)        2.10        (0.39)        1.85          4.53
                                                --------     --------     --------     --------      --------

   Total from investment operations............    (0.43)        2.36        (0.18)        2.16          4.82
                                                --------     --------     --------     --------      --------

Less distributions:
Dividend from net investment income............    (0.23)       (0.48)        0.00        (0.31)        (0.29)
Distribution from net realized gains...........    (0.44)       (6.02)        0.00        (2.01)        (1.30)
                                                --------     --------     --------     --------      --------

   Total distributions.........................    (0.67)       (6.50)        0.00        (2.32)        (1.59)
                                                --------     --------     --------     --------      --------

Net asset value, end of year..................    $16.97       $18.07       $22.21       $22.39        $22.55
                                                ========     ========     ========     ========      ========

   Total return...............................    (2.40%)      12.64%       (0.80%)       9.59%        24.98%

Ratios/Supplemental data:
Net assets, end of year (in thousands)........  $232,528     $221,583     $290,937     $335,479      $302,960
                                                ========     ========     ========     ========      ========

Ratio of expenses to average net assets........    0.88%        0.84%        0.76%        0.76%         0.76%
                                                ========     ========     ========     ========      ========

Ratio of net investment income
   to average net assets.......................    1.26%        1.34%        0.88%        1.27%         1.43%
                                                ========     ========     ========     ========      ========

Portfolio turnover rate........................    49.5%       135.8%        67.6%        24.0%         18.7%
                                                ========     ========     ========     ========      ========

-------------
 * Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
   Fund.

--------------------------------------------------------------------------------------------------------------

THE FLEXIBLY MANAGED FUND
For a Share Outstanding During the Year


                                               Year ended December 31,
                                               ---------------------------------------------------------------
                                                 2001         2000          1999          1998          1997
                                               --------     --------      --------      --------      --------
Net asset value, beginning of year..........     $19.76       $19.62        $18.31        $19.83        $18.74
                                               --------     --------      --------      --------      --------

Income from investment operations:
Net investment income.......................       0.60         0.58          0.67          0.60          0.61
Net realized and unrealized gain
   on investment transactions...............       1.44         3.26          0.64          0.61          2.33
                                               --------     --------      --------      --------      --------

   Total from investment operations.........       2.04         3.84          1.31          1.21          2.94
                                               --------     --------      --------      --------      --------

Less distributions:
Dividend from net investment income.........      (0.59)       (1.33)         0.00         (0.60)        (0.61)
Distribution from net realized gains........      (1.18)       (2.37)         0.00         (2.13)        (1.24)
                                               --------     --------      --------      --------      --------

   Total distributions......................      (1.77)       (3.70)         0.00         (2.73)        (1.85)
                                               --------     --------      --------      --------      --------

Net asset value, end of year................     $20.03       $19.76        $19.62        $18.31        $19.83
                                               ========     ========      ========      ========      ========

   Total return.............................     10.34%       22.22%         7.15%         6.09%        15.65%

Ratios/Supplemental data:
Net assets, end of year (in thousands)......   $478,237     $432,379      $482,856      $545,486      $516,139
                                               ========     ========      ========      ========      ========

Ratio of expenses to average net assets.....      0.87%        0.83%         0.76%         0.76%         0.76%
                                               ========     ========      ========      ========      ========

Ratio of net investment income
   to average net assets....................      2.89%        2.92%         3.25%         2.78%         3.10%
                                               ========     ========      ========      ========      ========

Portfolio turnover rate.....................      33.6%        30.6%         31.0%         48.0%         37.1%
                                               ========     ========      ========      ========      ========

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Year

                                                                                      Year ended December 31,
                                                             -----------------------------------------------------------------------
                                                                2001            2000            1999           1998        1997
                                                             ------------  --------------  -------------- ------------ -------------
Net asset value, beginning of year........................      $16.64           $26.78          $18.37        $16.13       $15.61
                                                             ----------     -------------    ------------   ----------  ------------

Income (loss) from investment operations:
Net investment income......................................       0.14             0.14            0.03          0.10         0.58
Net realized and unrealized gain (loss) on
   investments and foreign currency related transactions...      (4.82)           (4.82)           8.38          2.93         1.04
                                                             ----------     ------------     -----------   -----------  -----------

   Total from investment operations........................      (4.68)           (4.68)           8.41          3.03         1.62
                                                             ----------     ------------     -----------   -----------  -----------

Less distributions:
Dividend from net investment income........................      (0.25)           (0.14)           0.00         (0.10)       (0.53)
Distribution in excess of net
   investment income.......................................       0.00             0.00            0.00         (0.08)        0.00
Distribution from net realized gains.......................       0.00            (4.59)           0.00         (0.61)       (0.57)
Return of capital..........................................       0.00            (0.73)           0.00          0.00         0.00
                                                             ----------     -----------     -----------   -----------   ----------

   Total distributions.....................................      (0.25)           (5.46)           0.00         (0.79)       (1.10)
                                                             ----------     ------------    -----------   -----------   ----------

Net asset value, end of year...............................     $11.71           $16.64          $26.78        $18.37       $16.13
                                                             ==========     ============    ============  ============  ===========

   Total return............................................    (28.12%)         (18.67%)         45.78%        18.85%       10.41%

Ratios/Supplemental data:
Net assets, end of year (in thousands).....................   $124,949         $162,359        $215,312      $153,822     $129,638
                                                             ==========     ============    ============  ============  ===========

Ratio of expenses to average net assets....................      1.25%            1.16%           1.08%         1.08%        1.13%
                                                             ==========     ============    ============  ============  ===========

Ratio of net investment income (loss)
   to average net assets...................................      1.06%           (0.08%)          0.20%         0.45%        0.62%
                                                             ==========     ============    ============  ============  ===========

Portfolio turnover rate...................................       97.2%            64.4%           45.0%         43.5%        35.7%
                                                             ==========     ============    ============  ============  ===========

-------------------------------------------------------------

--------------------------------------------------------------------------------

THE SMALL CAP VALUE  FUND*
For a Share Outstanding During the Year

                                                                                      Year ended December 31,
                                                             --------------------------------------------------------------------
                                                                2001             2000           1999           1998        1997
                                                             ---------       ----------      ---------      ---------   ----------
Net asset value, beginning of year.........................    $12.94           $12.64         $12.81         $14.43       $12.53
                                                             ---------       ----------      ---------      ---------   ----------

Income (loss) from investment operations:
Net investment income......................................      0.01             0.04           0.08           0.08         0.07
Net realized and unrealized gain (loss)
   on investment transactions..............................      2.10             1.68          (0.25)         (1.41)        2.81
                                                             ---------       ----------      ---------      ---------   ----------

   Total from investment operations........................      2.11             1.72          (0.17)         (1.33)        2.88
                                                             ---------       ----------      ---------      ---------   ----------

Less distributions:
Dividend from net investment income........................     (0.02)           (0.12)          0.00          (0.08)       (0.07)
Distribution from net realized gains.......................     (0.65)           (1.30)          0.00          (0.21)       (0.91)
                                                             ---------       ----------      ---------      ---------   ----------

   Total distributions.....................................     (0.67)           (1.42)          0.00          (0.29)       (0.98)
                                                             ---------       ----------      ---------      ---------   ----------

Net asset value, end of year...............................    $14.38           $12.94         $12.64         $12.81       $14.43
                                                             =========       ==========      =========      =========   ==========

   Total return............................................    16.75%           13.73%         (1.33%)        (9.16%)      23.02%

Ratios/Supplemental data:
Net assets, end of year (in thousands).....................   $86,987          $55,677        $44,939        $43,635      $38,726
                                                             =========       ==========      =========      =========   ==========

Ratio of expenses to average net assets....................     1.14% (a)        1.05% (a)      0.81%          0.82%        0.85%
                                                             =========       ==========      =========      =========   ==========

Ratio of net investment income
   to average net assets...................................     0.12% (a)        0.38% (a)      0.65%          0.65%        0.66%
                                                             =========       ==========      =========      =========   ==========

Portfolio turnover rate....................................     67.8%           135.4%         102.8%          61.9%        71.1%
                                                             =========       ==========      =========      =========   ==========

-------------------------------------------------------------
* Prior to May 1, 2000, the Small Cap Value Fund was named the Small Capitalization Fund.
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.16% and 1.09%, and the ratio of net investment income to average net assets would have been 0.10% and 0.34%, respectively, for the years ended December 31, 2001 and December 31, 2000.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE EMERGING GROWTH FUND
For a Share Outstanding During the Year or Period

                                                                                        Year or Period ended December 31,
                                                                  ------------------------------------------------------------
                                                                      2001          2000        1999       1998         1997*
                                                                  ----------     ---------   ---------   --------    ---------
Net asset value, beginning of period or year...............          $24.89        $49.68      $17.43     $12.85       $10.00
                                                                  ----------     ---------   ---------   --------    ---------

Income (loss) from investment operations:
Net investment loss........................................           (0.13)        (0.26)      (0.11)     (0.06)        0.00
Net realized and unrealized gain (loss)
   on investment transactions..............................           (3.78)       (11.62)      32.36       4.65         3.92
                                                                  ----------     ---------   ---------   --------    ---------

   Total from investment operations........................           (3.91)       (11.88)      32.25       4.59         3.92
                                                                  ----------     ---------   ---------   --------    ---------

Less distributions:
Distribution from net realized gains.......................           (0.01)       (12.91)       0.00      (0.01)       (1.07)
Return of capital..........................................           (0.51)         0.00        0.00       0.00         0.00
                                                                  ----------     ---------   ---------   --------    ---------

   Total distributions.....................................           (0.52)       (12.91)       0.00      (0.01)       (1.07)
                                                                  ----------     ---------   ---------   --------    ---------

Net asset value, end of period or year.....................          $20.46        $24.89      $49.68     $17.43       $12.85
                                                                  ==========     =========   =========   ========    =========

   Total return............................................         (15.84%)      (28.54%)    185.03%     35.70%       39.22% (b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)...........        $137,099      $139,774    $183,413    $38,664      $17,942
                                                                  ==========     =========   =========   ========    =========

Ratio of expenses to average net assets....................           1.04%         1.01%       1.04%      1.15% (c)    1.15% (a)(c)
                                                                  ==========     =========   =========   ========    =========

Ratio of net investment loss
   to average net assets...................................          (0.67%)       (0.68%)     (0.68%)    (0.66%)(c)   (0.73%)(a)(c)
                                                                  ==========     =========   =========   ========    =========

Portfolio turnover rate....................................          134.5%        145.3%      172.4%     240.9%       392.3%
                                                                  ==========     =========   =========   ========    =========

-------------------------------------------
* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.
(a)  Annualized.
(b)  Not annualized.
(c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.21% and 1.41%, and the ratio of net investment income to average net assets would have been (0.73%) and (0.99%), respectively, for the year ended December 31, 1998 and the period ended December 31, 1997.

--------------------------------------------------------------------------------

THE LIMITED MATURITY BOND FUND
For a Share Outstanding During the Year or Period

                                                                                    Year or Period
                                                                                    ended December 31,
                                                                              -----------------------------
                                                                                    2001             2000*
                                                                              ------------       ----------
Net asset value, beginning of period or year...............                        $10.13           $10.00
                                                                              ------------       ----------

Income from investment operations:
Net investment income......................................                          0.40             0.41
Net realized and unrealized gain
   on investment transactions..............................                          0.27             0.30
                                                                              ------------       ----------

   Total from investment operations........................                          0.67             0.71
                                                                              ------------       ----------

Less distributions:
Dividend from net investment income........................                         (0.40)           (0.41)
Distribution from net realized gains.......................                         (0.05)           (0.17)
                                                                              ------------       ----------

   Total distributions.....................................                         (0.45)           (0.58)
                                                                              ------------       ----------

Net asset value, end of period or year.....................                        $10.35           $10.13
                                                                              ============       ==========

   Total return............................................                         6.64%            7.18% (b)

Ratios/Supplemental data:
Net assets, end of period (in thousands)...................                       $18,376          $10,898
                                                                              ============       ==========

Ratio of expenses to average net assets....................                         0.74% (c)        0.71% (a)
                                                                              ============       ==========

Ratio of net investment income
   to average net assets...................................                         4.96% (c)        6.01% (a)
                                                                              ============       ==========

Portfolio turnover rate....................................                        173.9%           331.6%
                                                                              ============       ==========

----------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a)  Annualized.
(b)  Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.77%, and the ratio of net investment income to average net assets would have been 4.93% for the year ended December 31, 2001.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

THE GROWTH AND INCOME FUND
For a Share Outstanding During the Year or Period

                                                                                    Year or Period
                                                                                   ended December 31,
                                                                            ------------------------------
                                                                                  2001              2000*
                                                                            ------------        ----------
Net asset value, beginning of period or year ..............                       $8.74            $10.00
                                                                            ------------        ----------

Income (loss) from investment operations:
Net investment income......................................                        0.04              0.03
Net realized and unrealized loss
   on investment transactions..............................                       (1.65)            (0.86)
                                                                            ------------        ----------

   Total from investment operations........................                       (1.61)            (0.83)
                                                                            ------------        ----------

Less distributions:
Dividend from net investment income........................                       (0.05)            (0.03)
Distribution from net realized gains.......................                        0.00              0.00
Return of capital..........................................                       (0.12)            (0.40)
                                                                            ------------        ----------

   Total distributions.....................................                       (0.17)            (0.43)
                                                                            ------------        ----------

Net asset value, end of period or year.....................                       $6.96             $8.74
                                                                            ============        ==========

   Total return............................................                     (18.62%)           (8.38%)(b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)...........                     $20,165           $30,099
                                                                            ============        ==========

Ratio of expenses to average net assets....................                       0.91% (c)         0.81% (a)
                                                                            ============        ==========

Ratio of net investment income
   to average net assets...................................                       0.56% (c)         0.36% (a)
                                                                            ============        ==========

Portfolio turnover rate....................................                      145.9%             91.6%
                                                                            ============        ==========

-----------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a)  Annualized.
(b)  Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.92%, and the ratio of net investment income to average net assets would have been 0.55% for the year ended December 31, 2001.

-------------------------------------------------------------------------------

THE INDEX 500 FUND
For a Share Outstanding During the Year or Period

                                                                                   Year or Period
                                                                                  ended December 31,
                                                                             ----------------------------
                                                                                 2001              2000*
                                                                             ----------        ----------
Net asset value, beginning of period or year...............                      $9.08            $10.00
                                                                             ----------        ----------

Income (loss) from investment operations:
Net investment income......................................                       0.09              0.07
Net realized and unrealized loss
   on investment transactions..............................                      (1.18)            (0.91)
                                                                             ----------        ----------

   Total from investment operations........................                      (1.09)            (0.84)
                                                                             ----------        ----------

Less distributions:
Dividend from net investment income........................                      (0.09)            (0.07)
Return of capital..........................................                       0.00             (0.01)
                                                                             ----------        ----------

   Total distributions.....................................                      (0.09)            (0.08)
                                                                             ----------        ----------

Net asset value, end of period or year.....................                      $7.90             $9.08
                                                                             ==========        ==========

   Total return............................................                    (11.98%)           (8.40%)(b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)...........                   $202,902          $213,398
                                                                             ==========        ==========

Ratio of expenses to average net assets....................                      0.25% (c)         0.25% (a)(c)
                                                                             ==========        ==========

Ratio of net investment income
   to average net assets...................................                      1.17% (c)         1.08% (a)(c)
                                                                             ==========        ==========

Portfolio turnover rate....................................                       1.2%              2.7%
                                                                             ==========        ==========

-----------------------------------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a)  Annualized.
(b)  Not annualized.
(c) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.39% and 0.37%, and the ratio of net investment income to average net assets would have been 1.02% and 0.97%, respectively, for the year ended December 31, 2001 and the period ended December 31, 2000.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

THE MID CAP GROWTH FUND
For a Share Outstanding During the Year or Period

                                                                                   Year or Period
                                                                                  ended December 31,
                                                                            ------------------------------
                                                                                 2001              2000*
                                                                            ------------       -----------
Net asset value, beginning of period or year ..............                       $8.75            $10.00
                                                                            ------------       -----------

Loss from investment operations:
Net investment loss........................................                       (0.05)            (0.03)
Net realized and unrealized loss
   on investment transactions..............................                       (2.41)            (1.22)
                                                                            ------------       -----------

   Total from investment operations........................                       (2.46)            (1.25)
                                                                            ------------       -----------

Less distributions:
Distribution from net realized gains.......................                        0.00              0.00
                                                                            ------------       -----------

Net asset value, end of period or year ....................                       $6.29             $8.75
                                                                            ============       ===========

   Total return............................................                     (28.11%)          (12.50%)(b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)...........                     $45,434           $54,805
                                                                            ============       ===========

Ratio of expenses to average net assets....................                       1.00% (c)         1.00% (a)(c)
                                                                            ============       ===========

Ratio of net investment loss
   to average net assets...................................                      (0.73%)(c)        (0.60%)(a)(c)
                                                                            ============       ===========

Portfolio turnover rate....................................                      327.4%            202.5%
                                                                            ============       ===========

-------------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a)  Annualized.
(b)  Not annualized.
(c) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.09% and 1.08%, and the ratio of net investment loss to average net assets would have been (0.81%) and (0.68%), respectively, for the year ended December 31, 2001 and the period ended December 31, 2000.

--------------------------------------------------------------------------------

THE MID CAP VALUE FUND
For a Share Outstanding During the Year or Period

                                                                                Year or Period
                                                                               ended December 31,
                                                                            ------------------------
                                                                               2001           2000*
                                                                            ---------      ---------
Net asset value, beginning of period or year...............                   $11.92         $10.00
                                                                            ---------      ---------

Income (loss) from investment operations:
Net investment income......................................                     0.07           0.03
Net realized and unrealized gain (loss)
   on investment transactions..............................                    (0.45)          2.37
                                                                            ---------      ---------

   Total from investment operations........................                    (0.38)          2.40
                                                                            ---------      ---------

Less distributions:
Dividend from net investment income........................                    (0.07)         (0.03)
Distribution from net realized gains.......................                    (0.64)         (0.45)
                                                                            ---------      ---------

   Total distributions.....................................                    (0.71)         (0.48)
                                                                            ---------      ---------

Net asset value, end of period or year.....................                   $10.83         $11.92
                                                                            =========      =========

   Total return............................................                   (3.17%)        23.99% (b)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands)...........                  $61,633        $59,538
                                                                            =========      =========

Ratio of expenses to average net assets....................                    0.89%          0.90% (a)
                                                                            =========      =========

Ratio of net investment income
   to average net assets...................................                    0.70%          0.38% (a)
                                                                            =========      =========

Portfolio turnover rate....................................                   222.2%         213.0%
                                                                            =========      =========

-------------------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a)  Annualized.
(b)  Not annualized.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Dollar Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Money Market Fund                  High Yield Bond Fund
                                                          -------------------------       ------------------------------
                                                             Year           Year              Year              Year
                                                            ended          ended             ended             ended
                                                           12/31/01       12/31/00          12/31/01          12/31/00
                                                          ----------     ----------        ----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)..........................    $  4,341        $  5,279            $ 6,063           $ 6,274
Net realized gain (loss) on
  investment transactions ............................           4              (4)            (5,560)           (2,981)
Net realized foreign exchange loss....................           -               -                (79)             (111)
Net change in unrealized appreciation
  (depreciation) of investments, futures
  contracts and foreign currency related items........           -               -              3,601            (5,390)
                                                           --------       --------            -------           -------
    Net increase (decrease) in net assets
      resulting from operations.......................        4,345          5,275              4,025            (2,208)
                                                           --------       --------            -------           -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................       (4,341)        (5,279)            (5,962)          (12,739)
Net realized capital gains............................            -              -                  -                 -
Return of capital.....................................            -              -                  -                 -
                                                           --------        -------            -------           -------
    Total distributions...............................       (4,341)        (5,279)            (5,962)          (12,739)
                                                           --------        -------            -------           -------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets
    from capital share transactions...................       34,359          7,612)            11,364            (3,831)
  Net increase in net assets due to fund
    mergers...........................................            -         15,080                  -                 -
                                                           --------       --------            -------           -------
    Total Net increase (decrease) in net assets
      from capital share transactions.................       34,359          7,468             11,364            (3,831)
                                                           --------       --------            -------           -------

TOTAL INCREASE (DECREASE) IN NET ASSETS...............       34,363          7,464              9,427           (18,778)

NET ASSETS, beginning of period or year...............       94,045         86,581             51,150            69,928
                                                           --------       --------            -------           -------

NET ASSETS, end of period or year.....................     $128,408       $ 94,045            $60,577           $51,150
                                                           ========       ========            =======           =======

[RESTUBBED TABLE]

------------------------------------------------------------------------------------------------------------------------------------

                                                                    Growth Equity Fund               Large Cap Value Fund*
                                                              -----------------------------        --------------------------
                                                                 Year               Year              Year           Year
                                                                ended              ended             ended           ended
                                                               12/31/01           12/31/00          12/31/01        12/31/00
                                                              ----------         ----------        ----------      ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)..........................         $     35         $    (903)          $  3,110        $  3,274
Net realized gain (loss) on
  investment transactions ............................          (83,958)            3,532              5,673          33,420
Net realized foreign exchange loss....................                -                 -                  -               -
Net change in unrealized appreciation
  (depreciation) of investments, futures
  contracts and foreign currency related items........           13,680          (106,767)           (15,277)        (10,003)
                                                               --------         ---------           --------        --------
    Net increase (decrease) in net assets
      resulting from operations.......................          (70,243)         (104,138)            (6,494)         26,691
                                                               --------         ---------           --------        --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................              (48)                -             (3,126)         (7,172)
Net realized capital gains............................                -           (61,178)            (5,962)        (75,872)
Return of capital.....................................                -           (43,353)                 -               -
                                                               --------         ---------           --------        --------
    Total distributions...............................              (48)         (104,531)            (9,088)        (83,044)
                                                               --------         ---------           --------        --------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets
    from capital share transactions...................           40,971            34,010             26,527         (13,001)
  Net increase in net assets due to fund
    mergers...........................................                -           106,412                  -               -
                                                               --------         ---------           --------        --------
    Total Net increase (decrease) in net assets
      from capital share transactions.................           40,971           140,422             26,527         (13,001)
                                                               --------         ---------           --------        --------

TOTAL INCREASE (DECREASE) IN NET ASSETS...............          (29,320)          (68,247)            10,945         (69,354)

NET ASSETS, beginning of period or year...............          216,016           284,263            221,583         290,937
                                                               --------         ---------           --------        --------

NET ASSETS, end of period or year.....................         $186,696          $216,016           $232,528        $221,583
                                                               ========         =========           ========        ========


* Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity Fund


    The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Dollar Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Quality Bond Fund                  Flexibly Managed Fund
                                                           -----------------------------      --------------------------------
                                                              Year               Year             Year               Year
                                                             ended              ended            ended              ended
                                                            12/31/01          12/31/00          12/31/01           12/31/00
                                                           ----------        -----------       ----------         ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).......................         $  6,079          $  4,856          $ 14,389           $ 12,652
Net realized gain (loss) on investment
  transactions ....................................            3,800             2,743            27,547             18,598
Net realized foreign exchange gain (loss)..........                -                 -              (149)              (436)
Net change in unrealized appreciation
  (depreciation) of investments and foreign
  currency related items...........................             (304)            2,680             6,077             54,947
                                                            --------          --------          --------           --------
    Net increase (decrease) in net assets
      resulting from operations....................            9,575            10,279            47,864             85,761
                                                            --------          --------          --------           --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................           (6,042)           (7,784)          (14,011)           (31,307)
Net realized capital gains.........................           (4,124)           (1,582)          (27,939)           (56,349)
Return of capital..................................                -              (152)                -                  -
                                                            --------          --------          --------           --------
    Total distributions............................          (10,166)           (9,518)          (41,950)           (87,656)
                                                            --------          --------          --------           --------

CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from
    capital share transactions.....................           28,087            (2,562)           39,944            (48,582)
  Net increase in net assets due to fund mergers...                -            41,899                 -                  -
                                                            --------          --------          --------           --------
    Total Net increase (decrease) in net assets
      from capital share transactions..............           28,087            39,337            39,944            (48,582)
                                                            --------          --------          --------           --------

TOTAL INCREASE (DECREASE) IN NET ASSETS............           27,496            40,098            45,858            (50,477)

NET ASSETS, beginning of period or year............           96,073            55,975           432,379            482,856
                                                            --------          --------          --------           --------

NET ASSETS, end of period or year..................         $123,569          $ 96,073          $478,237           $432,379
                                                            ========          ========          ========           ========

[RESTUBBED TABLE]

                                                           International Equity Fund               Small Cap Value Fund**
                                                         ----------------------------         -----------------------------
                                                           Year              Year               Year               Year
                                                           ended             ended              ended              ended
                                                          12/31/01          12/31/00           12/31/01           12/31/00
                                                         ----------        ----------         ----------         ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).......................       $  1,586          $   (171)           $    91           $   193
Net realized gain (loss) on investment
  transactions ....................................        (24,792)           19,899              2,217             7,597
Net realized foreign exchange gain (loss)..........            805            (1,415)                 -                 -
Net change in unrealized appreciation
  (depreciation) of investments and foreign
  currency related items...........................        (30,898)          (60,991)             8,821            (1,965)
                                                          --------          --------            -------           -------
    Net increase (decrease) in net assets
      resulting from operations....................        (53,299)          (42,678)            11,129             5,825
                                                          --------          --------            -------           -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................         (2,655)           (1,125)               (97)             (474)
Net realized capital gains.........................              -           (40,900)            (3,469)           (5,613)
Return of capital..................................              -            (7,161)                 -                 -
                                                          --------          --------            -------           -------
    Total distributions............................         (2,655)          (49,186)            (3,566)           (6,087)
                                                          --------          --------            -------           -------

CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from
    capital share transactions.....................         18,544            38,911             23,747            11,000
  Net increase in net assets due to fund mergers...              -                 -                  -                 -
                                                          --------          --------            -------           -------
    Total Net increase (decrease) in net assets
      from capital share transactions..............         18,544            38,911             23,747            11,000
                                                          --------          --------            -------           -------

TOTAL INCREASE (DECREASE) IN NET ASSETS............        (37,410)          (52,953)            31,310            10,738

NET ASSETS, beginning of period or year............        162,359           215,312             55,677            44,939
                                                          --------          --------            -------           -------

NET ASSETS, end of period or year..................       $124,949          $162,359            $86,987           $55,677
                                                          ========          ========            =======           =======

** Prior to May 1, 2000, the Small Cap Value Fund was named the Small
   Capitalization Fund.

    The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Dollar Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Emerging Growth Fund              Growth and Income Fund
                                                          -------------------------       ------------------------------
                                                             Year           Year              Year              Year
                                                            ended          ended             ended             ended
                                                           12/31/01       12/31/00          12/31/01          12/31/00+
                                                          ----------     ----------        ----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)..........................    $   (923)       $ (1,451)          $   136           $    88
Net realized gain (loss) on
  investment transactions ............................     (58,937)         23,063            (5,964)           (3,906)
Net change in unrealized appreciation
  (depreciation) of investments, futures
  contracts and foreign currency related items........      33,542         (95,611)                80              933
                                                           --------       --------            -------          -------
    Net increase (decrease) in net assets
      resulting from operations.......................     (26,318)        (73,999)            (5,748)          (2,885)
                                                           --------       --------            -------          -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................            -              -               (138)             (88)
Net realized capital gains............................          (31)       (56,296)                 -                -
Return of capital.....................................       (2,818)             -               (431)          (1,365)
                                                           --------        -------            -------          -------
    Total distributions...............................       (2,849)       (56,296)              (569)          (1,453)
                                                           --------        -------            -------          -------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets
    from capital share transactions...................       26,492         86,656             (3,617)          (7,400)
  Net increase in net assets due to fund
    mergers...........................................            -              -                  -           41,837
                                                           --------       --------            -------          -------
    Total Net increase (decrease) in net assets
      from capital share transactions.................       26,492         86,656             (3,617)          34,437
                                                           --------       --------            -------          -------

TOTAL INCREASE (DECREASE) IN NET ASSETS...............       (2,675)       (43,639)            (9,934)          30,099

NET ASSETS, beginning of year or period...............      139,774        183,413             30,099                -
                                                           --------       --------            -------          -------

NET ASSETS, end of year or period.....................     $137,099       $139,774            $20,165          $30,099
                                                           ========       ========            =======          =======

[RESTUBBED TABLE]

------------------------------------------------------------------------------------------------------------------------------------

                                                                      Index 500 Fund                   Mid Cap Growth Fund
                                                              -----------------------------        --------------------------
                                                                 Year              Period             Year           Period
                                                                ended               ended             ended           ended
                                                               12/31/01           12/31/00+         12/31/01        12/31/00+
                                                              ----------         ----------        ----------      ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)..........................         $  2,349         $   1,644           $   (333)       $   (218)
Net realized gain (loss) on
  investment transactions ............................           (3,568)             (423)           (22,993)         (7,414)
Net change in unrealized appreciation
  (depreciation) of investments, futures
  contracts and foreign currency related items........          (24,996)          (21,148)             7,200          (1,643)
                                                               --------         ---------           --------        --------
    Net increase (decrease) in net assets
      resulting from operations.......................          (26,215)          (19,927)           (16,126)         (9,275)
                                                               --------         ---------           --------        --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................           (2,351)           (1,644)                 -               -
Net realized capital gains............................                -               (86)                 -               -
Return of capital.....................................                -              (145)                 -               -
                                                               --------         ---------           --------        --------
    Total distributions...............................           (2,351)           (1,875)                 -               -
                                                               --------         ---------           --------        --------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets
    from capital share transactions...................           18,070           235,200              6,755          64,080
  Net increase in net assets due to fund
    mergers...........................................                -                 -                  -               -
                                                               --------         ---------           --------        --------
    Total Net increase (decrease) in net assets
      from capital share transactions.................           18,070           235,200              6,755          64,080
                                                               --------         ---------           --------        --------

TOTAL INCREASE (DECREASE) IN NET ASSETS...............          (10,496)          213,398             (9,371)         54,805

NET ASSETS, beginning of year or period...............          213,398                 -             54,805               -
                                                               --------         ---------           --------        --------

NET ASSETS, end of year or period.....................         $202,902          $213,398           $ 45,434        $ 54,805
                                                               ========         =========           ========        ========



+ For the period from May 1, 2000, (commencement of operations) through December 31, 2000.


    The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Dollar Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Limited Maturity Bond Fund             Mid Cap Value Fund
                                                         --------------------------       ------------------------------
                                                             Year          Period            Year             Period
                                                            ended           ended            ended             ended
                                                           12/31/01       12/31/00+         12/31/01          12/31/00+
                                                          ----------     ----------        ----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.................................    $    685        $    448           $   423           $   139
Net realized gain on investment
  transactions .......................................         108             187             3,497             2,075
Net change in unrealized appreciation
  (depreciation) of investments, futures
  contracts and foreign currency related items........          17             143            (6,043)            9,751
                                                           --------       --------            -------          -------
    Net increase (decrease) in net assets
      resulting from operations.......................         810             778            (2,123)           11,965
                                                           --------       --------            -------          -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................         (679)          (448)              (425)            (139)
Net realized capital gains............................          (96)          (187)            (3,619)          (2,278)
                                                           --------        -------            -------          -------
    Total distributions...............................         (775)          (635)            (4,044)          (2,417)
                                                           --------        -------            -------          -------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital
    share transactions................................        7,443         10,755              8,262           49,990
                                                           --------       --------            -------          -------
    Total Net increase in net assets from
      capital share transactions......................        7,443         10,755              8,262           49,990
                                                           --------       --------            -------          -------

TOTAL INCREASE (DECREASE) IN NET ASSETS...............        7,478         10,898              2,095           59,538

NET ASSETS, beginning of year or period...............       10,898              -             59,538                -
                                                           --------       --------            -------          -------

NET ASSETS, end of year or period.....................     $ 18,376       $ 10,898            $61,633          $59,538
                                                           ========       ========            =======          =======


+ For the period from May 1, 2000, (commencement of operations) through December 31, 2000.


    The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

1 -- SIGNIFICANT ACCOUNTING POLICIES

    Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company and The Penn Insurance and Annuity Company insurance contracts.

    Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds (the "Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy. Prior to May 1, 2000, the Large Cap Value Fund and the Small Cap Value Fund were named the Value Equity Fund and the Small Capitalization Fund, respectively.

    The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    INVESTMENT VALUATION:
    Money Market Fund -- Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (the "Board") has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

    Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth, and Mid Cap Value Funds-- Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sales price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value under procedures approved by the Board.

    The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

    Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------


    SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

       Penn Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001. Prior to January 1, 2001, all Funds except Flexibly Managed and High Yield Bond Funds amortized bond premiums and discount. The cumulative effect of applying the required changes has no impact on the net assets reported in the financial statements but resulted in the following:

                                                         At December 31, 2000               At December 31, 2000
                                                          Increase/(Decrease)               Increase/(Decrease)
                                                             in Amortized                    in Net Unrealized
Name of Fund                                         Cost of Securities Held (000)            Gain/Loss (000)
------------                                         -----------------------------            ---------------
Flexibly Managed Fund.....................                       $2,136                            ($2,136)

High Yield Bond Fund......................                          (47)                                47

      The Statements of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect these changes in presentation.

    DIVIDENDS TO SHAREHOLDERS: Dividends from investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends from net investment income of the Money Market Fund are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

    FEDERAL INCOME TAXES: The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code as applicable to regulated investment companies, and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 -- DERIVATIVE FINANCIAL INSTRUMENTS

    The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

    The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Derivative Financial Instruments Held or Issued for Purposes Other Than Trading

    Futures Contracts -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund was the only fund that held open futures contracts at December 31, 2001, which were as follows:



                        Futures          Expiration                Unit               Closing           Current Value
     Types             Contract             Date             (@250 per Unit)           Price           (in thousands)
----------------    ----------------    --------------     ---------------------    ------------  ----------------------
   Buy/Long          S&P 500 Index         3/15/02                  42                $1,149               $12,067

    Options -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options, which expire, are treated as realized gains. Premiums received from writing options, which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put options during the year ended December 31, 2001. At December 31, 2001, there were no open put options in the Flexibly Managed Fund. Losses on options written during the year ended December 31, 2001 of $16,120 have been included with those from investment transactions on the Statements of Operations.

    Forward Foreign Currency Contracts -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

    Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund was the only fund that held open forward foreign currency contracts at December 31, 2001, which were as follows:


                                                                                                                    Unrealized
                                                                                                                     Foreign
                                                  Foreign                             U.S.             U.S.          Exchange
                                                 Currency                           Contract         Contract         Gain /
          Forward Foreign      Expiration        Contract          Forward           Amount          Value            (Loss)
             Currency             Date            (000s)             Rate            (000s)           (000s)          (000s)
         ------------------    ------------    --------------     -----------    ---------------    -----------     -------------
Sell     Japanese Yen           01/09/02          770,000         130.99694           $6,244          $5,878             $366
Sell     Japanese Yen           06/14/02          660,000         129.92126           $5,262          $5,080              182
Buy      Japanese Yen           01/09/02          770,000         130.99694           $6,491          $5,878             (613)

                                                                    Net unrealized foreign exchange depreciation         ($65)
                                                                                                                         ====

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services
    Effective May 1, 1998, Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the funds. ICMI is a wholly owned subsidiary of The Penn Mutual Life Insurance Company.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------


    T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

    Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG.

    RS Investments (formerly RS Investment Management, Inc.) ("RSIM") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSIM on April 26, 1998. As sub-adviser, RSIM provides investment management services to the Fund.

    Putnam Investment Management, LLC ("Putnam") is sub-adviser to the Large Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Putnam on May 1, 2000. As sub-adviser, Putnam provides investment management services to the Fund. Prior to May 1, 2000, OpCap Advisers was the subadviser to the Large Cap Value Fund (formerly the Value Equity Fund).

    Wells Capital Management Incorporated ("Wells") is sub-adviser to the Index 500 Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Wells on May 1, 2000. As sub-adviser, Wells provides investment management services to the Fund.

    Turner Investment Partners, Inc. ("Turner") is sub-adviser to the Mid Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Turner on May 1, 2000. As sub-adviser, Turner provides investment management services to the Fund.

    Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the Mid Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Neuberger Berman on May 1, 2000. As sub-adviser, Neuberger Berman provides investment management services to the Fund.

    Royce & Associates, Inc. ("Royce") is sub-adviser to the Small Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Royce on May 1, 2000. As sub-adviser, Royce provides investment management services to the Fund. Prior to May 1, 2000, OpCap Advisers was the subadviser to the Small Cap Value Fund (formerly the Small Capitalization Fund).

    Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Growth Equity Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Value Fund: 0.60%; Flexibly Managed
Fund: 0.60%; International Equity Fund: 0.85%; Small Cap Value Fund: 0.85%; Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Limited Maturity Bond Fund: 0.30%; Growth and Income Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70% and Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter.

   For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services
   Under an administrative and corporate service agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

Expenses and Limitations Thereon
    Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. The investment adviser, sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

services fees) exceeds the applicable expense limitation for the Fund. The expense limitation for each Fund is as follows: Money Market: 0.80%; Quality
Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Large Cap Value:
1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Cap Value:
1.15%; Emerging Growth: 1.15%; Limited Maturity Bond: 0.90%; Growth and Income:
1.00%; Index 500: 0.40% (Penn Mutual currently intends to voluntarily waive its fees and reimburse expenses so that total expenses do not exceed 0.25%); Mid Cap
Growth: 1.00% and Mid Cap Value: 1.00%.

   Fees were paid to non-affiliated Directors of Penn Series for the year ended December 31, 2001. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 -- RELATED PARTY TRANSACTIONS

   The Separate Accounts A, B, C, and D of the Penn Mutual Life Insurance Company held assets with the Pension products written by Penn Mutual. The investment objectives of each of these Accounts mirrored those of certain portfolios of the Penn Series Funds. In order to create efficiencies, Penn Mutual elected a re-organization such that the assets in these Accounts were transferred on April 28, 2000 to the corresponding Penn Series Fund at fair value. Separate Account A purchased 15,079,816 shares of the Penn Series Money Market Fund for $15,019,816. Separate Account B purchased 4,177,350 shares of Penn Series Quality Bond Fund for $41,898,824. Separate Account C purchased 2,882,243 shares of the Penn Series Growth Equity Fund for $106,412,414. Separate Account D purchased 4,183,681 shares of the Penn Series Growth and Income Fund for $41,836,814.

The Penn Mutual Retirement Plan invests in the fund and holds the following assets at December 31, 2001:

Fund                               Assets
Money Market Fund                 $ 4,935,014
Quality Bond Fund                 $23,040,859
Growth Equity Fund                $31,802,926
Large Cap Value Fund              $ 8,401,549
Flexibly Managed Fund             $15,374,939
International Equity Fund         $11,889,135
Small Cap Value Fund              $ 3,649,051
Emerging Growth Fund              $ 5,033,036
Growth and Income Fund            $14,522,242

5 - TRANSFER-IN-KINDS

   The Index 500 Fund and Mid Cap Value Funds are new Penn Series Fund investment options, created effective May 1, 2000. Previous to that, there were different investment options within the Penn Mutual insurance contracts. At the end of business on April 28,2000, Penn Mutual performed a transfer-in-kind of securities in the amounts of $224,523,208 from the Fidelity Index 500 Portfolio into the Penn Series Index 500 Fund and $50,055,015 from the Neuberger Berman Partners Portfolio into the Penn Series Mid Cap Value Fund.

6 -- CAPITAL STOCK

   At December 31, 2001, there were two billion and five hundred million shares of $.10 par value capital stock and two billion and seven hundred fifty million shares of $0.0001 shares of capital stock authorized for Penn Series. The capital stock is divided into classes as set forth in the following table:

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

6 - CAPITAL STOCK
(Share Amounts in Thousands)

Class                                              Par Value           Number of
                                                                         Shares
Money Market Fund Common Stock                         $0.10            500,000
Quality Bond Fund Common Stock                         $0.10            250,000
High Yield Bond Fund Common Stock                      $0.10            250,000
Growth Equity Fund Common Stock                        $0.10            250,000
Large Cap Value Fund Common Stock                      $0.10            250,000
Flexibly Managed Fund Common Stock                     $0.10            250,000
International Equity Fund Common Stock                 $0.10            250,000
Small Cap Value Fund Common Stock                      $0.10            250,000
Emerging Growth Fund Common Stock                      $0.10            250,000
Limited Maturity Bond Fund Common Stock              $0.0001            250,000
Growth and Income Fund Common Stock                  $0.0001            250,000
Index 500 Fund Common Stock                          $0.0001            250,000
Mid Cap Growth Fund Common Stock                     $0.0001            250,000
Mid Cap Value Fund Common Stock                      $0.0001            250,000
Class A Common Stock                                 $0.0001            250,000
Class B Common Stock                                 $0.0001            250,000
Class C Common Stock                                 $0.0001            250,000
Class D Common Stock                                 $0.0001            250,000
Class E Common Stock                                 $0.0001            250,000
Class F Common Stock                                 $0.0001            250,000


Transactions in capital stock of Penn Series Funds, Inc. were as follows:
(Share and Dollar Amounts in Thousands)

                                                                     The Year Ended December 31, 2001:
                                 ---------------------------------------------------------------------------------------------------
                                     Received for                     Shares Issued for                    Paid for
                                     Shares Sold                        Reinvestment                   Shares Redeemed
                                       Shares            Amount           Shares            Amount           Shares           Amount
Money Market Fund                     328,136          $328,136            4,656            $4,656          298,433         $298,433
Quality Bond Fund                       4,870           $53,038              640            $6,606            2,917          $31,557
High Yield Bond Fund                    2,999           $23,579              837            $6,236            2,346          $18,451
Growth Equity Fund                      1,589           $26,591            3,331           $67,249            3,229          $52,869
Large Cap Value Fund                    1,753           $30,903            2,059           $37,214            2,376          $41,590
Flexibly Managed Fund                   3,976           $83,059            1,601           $31,684            3,582          $74,799
International Equity Fund               6,288           $84,127            1,757           $29,237            7,134          $94,820
Small Cap Value Fund                    2,148           $29,629              556            $7,142              957          $13,024
Emerging Growth Fund                    1,534           $30,544            1,179           $28,914            1,628          $32,966
Limited Maturity Bond Fund                934            $9,940               63              $635              297           $3,132
Growth and Income Fund                    187            $1,389              218            $1,884              953           $6,890
Index 500 Fund                          7,025           $57,662              206            $1,875            5,040          $41,467
Mid Cap Growth Fund                     2,708           $18,284                -                 -            1,748          $11,529
Mid Cap Value Fund                      1,745           $19,808              203            $2,417            1,253          $13,963


                                                             The Year or Period Ended December 31, 2000:
                                 ---------------------------------------------------------------------------------------------------
                                     Received for                     Shares Issued for                   Paid for
                                     Shares Sold                        Reinvestment                  Shares Redeemed
                                       Shares            Amount           Shares            Amount           Shares           Amount
Money Market Fund                     257,819          $257,819            5,102            $5,102          255,454         $255,454
Quality Bond Fund                       5,678           $57,443              297            $2,912            2,054          $21,018
High Yield Bond Fund                    1,219           $10,406              756            $6,503            2,410          $20,740
Growth Equity Fund                      4,352          $156,244            1,052           $37,281            1,568          $53,103
Large Cap Value Fund                    1,300           $24,556            2,452           $45,882            4,589          $83,439
Flexibly Managed Fund                   1,770           $32,573            3,264           $56,436            7,767         $137,591
International Equity Fund               6,470          $139,631              885           $19,948            5,637         $120,668
Small Cap Value Fund                    1,463           $20,405               22              $281              738           $9,686
Emerging Growth Fund                    2,624          $112,242              734           $30,231            1,435          $55,817
Limited Maturity Bond Fund +            1,412           $14,169                -                 -              336           $3,414
Growth and Income Fund +                4,480           $44,807                -                 -            1,036          $10,370
Index 500 Fund +                       26,320          $262,850                -                 -            2,815          $27,650
Mid Cap Growth Fund +                   6,869           $70,290                -                 -              606           $6,210
Mid Cap Value Fund +                    5,872           $59,644                -                 -              877           $9,654

+ For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

7 - COMPONENTS OF NET ASSETS
     (Dollar Amounts in Thousands)

At December 31, 2001, Net Assets consisted of the following:

                                                                         Money         Quality         High Yield         Growth
                                                                        Market           Bond             Bond            Equity
                                                                         Fund            Fund             Fund             Fund
                                                                         ----            ----             ----             ----
Capital paid in .....................................................   $128,410        $122,448          $76,274          $279,939
Undistributed net investment income .................................                         38               48                 -
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange .................................         (2)           (369)         (11,201)         (104,971)
Net unrealized appreciation (depreciation) in value of investments,
  futures contracts and foreign currency related items ..............         --           1,452           (4,544)           11,728
                                                                    ----------------------------------------------------------------
         Total Net Assets ...........................................   $128,408        $123,569          $60,577          $186,696
                                                                    ================================================================

                                                                       Small Cap       Emerging          Limited         Growth and
                                                                         Value          Growth         Maturity Bond      Income
                                                                         Fund            Fund             Fund             Fund
                                                                         ----            ----             ----             ----
Capital paid in .....................................................    $81,319        $178,095          $18,198           $29,023
Undistributed net investment income .................................         --              --                7                --
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange .................................       (522)        (63,758)              12            (9,868)
Net unrealized appreciation (depreciation) in value of investments,
  futures contracts and foreign currency related items ..............      6,190          22,762              159             1,010
                                                                    ----------------------------------------------------------------
         Total Net Assets ...........................................    $86,987        $137,099          $18,376           $20,165
                                                                    ================================================================

(RESTUBBED TABLE)

                                                                           Large Cap         Flexibly      International
                                                                             Value            Managed          Equity
                                                                              Fund             Fund             Fund
                                                                              ----             ----             ----
Capital paid in .....................................................        $219,955        $403,362          $155,951
Undistributed net investment income .................................               -             256            (2,429)
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange .................................          (1,053)            375           (24,733)
Net unrealized appreciation (depreciation) in value of investments,
  futures contracts and foreign currency related items ..............          13,626          74,244            (3,840)
                                                                    --------------------------------------------------------
         Total Net Assets ...........................................        $232,528        $478,237          $124,949
                                                                    ========================================================

                                                                              Index           Mid Cap         Mid Cap
                                                                              500             Growth           Value
                                                                              Fund             Fund             Fund
                                                                              ----             ----             ----
Capital paid in .....................................................        $253,123         $70,290           $58,251
Undistributed net investment income .................................               -               -                 -
Accumulated net realized gain (loss) on investment
  transactions and foreign exchange .................................          (4,078)        (30,413)             (326)
Net unrealized appreciation (depreciation) in value of investments,
  futures contracts and foreign currency related items ..............         (46,143)          5,557             3,708
                                                                    --------------------------------------------------------
         Total Net Assets ...........................................        $202,902         $45,434           $61,633
                                                                    ========================================================

8 - PURCHASES AND SALES OF INVESTMENTS
     (Dollar Amounts in Thousands)

During the year ended December 31, 2001, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short term securities having maturities of on year or less:

                                Purchases                         Sales
                                ----------                      ----------
Quality Bond Fund                $485,045                        $466,248
High Yield Bond Fund              $60,054                         $45,061
Growth Equity Fund               $575,155                        $600,458
Large Cap Value Fund             $120,892                        $126,648
Flexibly Managed Fund            $160,064                        $139,378
International Equity Fund        $142,266                        $148,878
Small Cap Value Fund              $63,262                         $48,827
Emerging Growth Fund             $180,134                        $176,794
Limited Maturity Bond Fund         $7,390                          $4,568
Growth and Income Fund            $34,050                         $39,261
Index 500 Fund                    $12,752                          $2,340
Mid Cap Growth Fund              $156,991                        $149,032
Mid Cap Value Fund               $132,986                        $128,748

9 - SECURITIES LOANS

Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

Lending securities involves certain risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

At December 31, 2001, securities lending activities are summarized as follows:

                                     Market
                                    Value of           Market           Income
                                   Securities         Value of           from
Portfolio                           on Loan          Collateral        Lending*
---------                           -------          ----------        --------
International Equity Fund           $801,482            $800,487          $449
Small Cap Value Fund              $3,221,447          $3,700,760       $13,561
Emerging Growth Fund             $39,210,120         $41,401,050       $25,789
Mid Cap Growth Fund              $15,926,411         $16,716,329        $8,692
Mid Cap Value Fund               $12,631,810         $13,135,350        $6,610

---------
* Income earned for the period is included in interest income on the Statements of Operations.

10 - CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:




                         Money     High Yield      Growth     International   Emerging      Growth and        Index       Mid Cap
                         Market      Bond          Equity        Equity       Growth         Income           500         Growth
                         Fund        Fund           Fund          Fund         Fund           Fund            Fund          Fund
                      --------------------------------------------------------------------------------------------------------------
2003 ................    $318     $1,052,436             --             --            --            --            --             --
2004 ................      --        525,647             --             --            --            --            --             --
2005 ................     225             --             --             --            --            --            --             --
2006 ................     992         14,558             --             --            --            --            --             --
2007 ................      --        861,638             --             --            --            --            --             --
2008 ................     302      2,950,490             --             --            --     1,984,682            --             --
2009 ................       0      5,142,678    $92,638,985    $20,219,517   $57,329,514    $7,504,518    $3,522,570    $28,097,806
                      --------------------------------------------------------------------------------------------------------------
     Total ..........  $1,837    $10,547,447    $92,638,985    $20,219,517   $57,329,514    $9,489,200    $3,522,570    $28,097,806


PENN SERIES FUNDS, INC.
DISTRIBUTIONS TO SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

11 - TAX CHARACTER OF DISTRIBUTIONS

The tax character of distributions paid during the fiscal          Money            Quality          High Yield      International
   year ended December 31, 2001 were as follows:                   Market            Bond               Bond            Equity
                                                                    Fund             Fund               Fund             Fund
                                                                -------------     -----------       ------------      ------------
Distributions paid from 2001:
  Ordinary income                                               $   4,341,006     $ 9,655,090       $  5,961,607      $  2,655,114
  Net long-term capital gains                                               -         511,261                  -                 -
                                                                -------------     -----------       ------------      ------------
Total taxable distributions                                     $   4,341,006     $10,166,351       $  5,961,607      $  2,655,114
  Tax return of capital                                                     -               -                  -                 -
                                                                -------------     -----------       ------------      ------------
Total distributions paid                                        $   4,341,006     $10,166,351       $  5,961,607      $  2,655,114
                                                                =============     ===========       ============      ============
As of December 31, 2001 the components of accumulated
  earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                                             -     $   257,663       $     48,542      $    155,302
  Undistributed long-term capital gains                                     -               -                  -                 -
                                                                -------------     -----------       ------------      ------------
Accumulated earnings                                                        -     $   257,663       $     48,542      $    155,302
  Accumulated capital and other losses                          $      (1,837)       (588,475)       (11,180,275)      (24,291,553)
  Unrealized appreciation/(depreciation) *                                  -     $ 1,451,613       $ (4,565,977)     $ (6,865,371)
                                                                -------------     -----------       ------------      ------------
Total accumulated earnings/(deficit)                            $      (1,837)      1,120,801        (15,697,710)      (31,001,622)

The tax character of distributions paid during the fiscal         Growth           Large Cap          Flexibly         Growth and
   year ended December 31, 2001 were as follows:                  Equity            Value             Managed           Income
                                                                   Fund             Fund               Fund              Fund
                                                                -------------     -----------       ------------      ------------
Distributions paid from 2001:
  Ordinary income                                               $      34,809     $ 6,739,681       $ 20,183,161      $    136,208
  Net long-term capital gains                                               -     $ 2,296,784       $ 21,767,964      $          -
                                                                -------------     -----------       ------------      ------------
Total taxable distributions                                     $      34,809     $ 9,036,465       $ 41,951,125      $    136,208
  Tax return of capital                                                13,030               -                  -           432,292
                                                                -------------     -----------       ------------      ------------
Total distributions paid                                        $      47,839     $ 9,036,465       $ 41,951,125      $    568,500
                                                                =============     ===========       ============      ============

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                                             -               -            255,695                 -
  Undistributed long-term capital gains                                     -     $ 2,806,117       $    204,148                 -
                                                                -------------     -----------       ------------      ------------
Accumulated earnings                                                        -     $ 2,806,117       $    459,843                 -
  Accumulated capital and other losses                          $(102,518,099)     (2,863,157)          (204,148)     $ (9,825,986)
  Unrealized appreciation/(depreciation) *                          9,274,901      12,613,529         74,618,893           967,734
                                                                -------------     -----------       ------------      ------------
Total accumulated earnings/(deficit)                            $ (93,243,198)    $12,556,489       $ 74,874,588      $ (8,858,252)


(RESTUBBED TABLE)


The tax character of distributions paid during the fiscal           Small Cap           Emerging         Limited
   year ended December 31, 2001 were as follows:                      Value              Growth        Maturity Bond
                                                                      Fund                Fund             Fund
                                                                   ------------        ------------     -----------
Distributions paid from 2001:
  Ordinary income                                                  $  1,698,886        $     30,444     $   773,885
  Net long-term capital gains                                         1,867,968                   -             600
                                                                   ------------        ------------     -----------
Total taxable distributions                                        $  3,566,854        $     30,444     $   774,485
  Tax return of capital                                                       -           2,818,144               -
                                                                   ------------        ------------     -----------
Total distributions paid                                           $  3,566,854        $  2,848,588     $   774,485
                                                                   ============        ===========      ===========
As of December 31, 2001 the components of accumulated
  earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                                    $     65,337                   -     $    33,574
  Undistributed long-term capital gains                                 689,316                   -               -
                                                                   ------------        ------------     -----------
Accumulated earnings                                               $    754,653                   -     $    33,574
  Accumulated capital and other losses                                 (756,965)       $(59,967,790)        (14,530)
  Unrealized appreciation/(depreciation) *                         $  5,674,301        $ 18,976,160     $   159,378
                                                                   ------------        ------------     -----------
Total accumulated earnings/(deficit)                                  5,671,989         (40,991,630)        178,422

The tax character of distributions paid during the fiscal              Index              Mid Cap          Mid Cap
   year ended December 31, 2001 were as follows:                       500               Growth            Value
                                                                       Fund               Fund              Fund
                                                                   ------------        ------------     -----------
Distributions paid from 2001:
  Ordinary income                                                  $  2,348,931                   -     $ 3,243,056
  Net long-term capital gains                                      $          -                   -     $   801,834
                                                                   ------------        ------------     -----------
Total taxable distributions                                        $  2,348,931                   -     $ 4,044,890
  Tax return of capital                                                   2,417                   -               -
                                                                   ------------        ------------     -----------
Total distributions paid                                           $  2,351,348                   -     $ 4,044,890
                                                                   ============        ===========      ===========

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

  Undistributed ordinary income                                               -                   -               -
  Undistributed long-term capital gains                                       -                   -               -
                                                                   ------------        ------------     -----------
Accumulated earnings                                                          -                   -               -
  Accumulated capital and other losses                             $ (3,617,625)       $(29,199,032)              -
  Unrealized appreciation/(depreciation) *                          (46,603,308)          4,342,260     $(3,380,050)
                                                                   ------------        ------------     -----------
Total accumulated earnings/(deficit)                               $(50,220,933)       $(24,856,772)    $(3,380,050)

* The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount

FUND MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Number of                  Other Trusteeships/
                              Term of Office                                    Portfolios in                   Directorships
Name, (DOB), Address and      and Length of      Principal Occupation(s)            Fund                       Held by Trustee
Positions(s) with Trust        Time Served         During Past 5 Year              Complex                   -------------------
------------------------      --------------     -----------------------         Overseen by
                                                                                   Trustee
                                                                                --------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Eugene Bay, 5/8/37,            Indefinite   Senior Pastor, Bryn Mawr                  14     N/A
121 Fishers Road               term,        Presbyterian Church, Bryn Mawr, PA
Bryn Mawr, PA  19010           8 years
Director                       served
------------------------------------------------------------------------------------------------------------------------------------

James S. Greene, 11/27/29      Indefinite   Retired; Vice President and               14      N/A
P.O. Box 3761                  term,        Director, International Raw
Vero Beach, FL  32964-3761     9 years      Materials, Inc., Philadelphia, PA
Director                       served       (commodities trading), prior to
                                            September 1990.
------------------------------------------------------------------------------------------------------------------------------------

William H. Loesche, Jr.,       Indefinite   Retired; Advisor (since April 1988);      14      N/A
10/2/14                        term,        Director (prior thereto), Keystone
100 Gary's Lane                3 years      Insurance Company and Keystone
Apt. 101                       served       Automobile Club, Philadelphia, PA.
Haverford, PA  19044
Director
------------------------------------------------------------------------------------------------------------------------------------

M. Donald Wright, 6/30/35      Indefinite   President, M. Donald Wright               14      N/A
100 Chetwynd Drive             term,        Professional Corporation, Bryn Mawr,
Rosemont, PA  19010            13 years     PA (financial planning and
Director                       served       consulting); Director, Graduate
                                            School of Financial Services, The
                                            American College, since April 1991.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Robert E. Chappell, 9/13/44    Indefinite   Chairman of the Board and Chief           14      American Council of Life Insurers;
The Penn Mutual Life           term,        Executive Officer (since December                 Federal Reserve Bank of
Insurance Company              3 years      1996), President and Chief Executive              Philadelphia; P.H. Glatfelter Co.;
600 Dresher Road               served       Officer (April 1995 - December                    Insurance Federation of PA; LOMA;
Horsham, PA  19044                          1996), President and Chief Operating              Quaker Chemical Corp.; Wharton
Director                                    Officer, prior thereto The Penn                   Financial Institution Center of the
                                            Mutual Life Insurance Company.                    University of Pennsylvania; South
                                                                                              Chester Tube Company
------------------------------------------------------------------------------------------------------------------------------------

Larry Mast, 9/29/48            Indefinite   Executive Vice President, The Penn        14      N/A
The Penn Mutual Life           term,        Mutual Life Insurance Company May
Insurance Company              3 years      1997 to present; formerly Senior
600 Dresher Road               served       Vice President, Lafayette Life
Horsham, PA  19044                          Insurance Company 1994 to May 1997;
Director                                    prior thereto Vice President,
                                            Security Benefit Insurance Company
                                            May 1993 to September 1994.
------------------------------------------------------------------------------------------------------------------------------------

Daniel J. Toran, 1/30/48       Indefinite   President and Chief Operating             14      The American College
The Penn Mutual Life           term,        Officer, (January 1997 to present),
Insurance Company              3 years      Executive Vice President, Sales and
600 Dresher Road               served       Marketing (May 1996 to January
Horsham, PA  19044                          1997), The Penn Mutual Life
Director                                    Insurance Company; Executive Vice
                                            President, The New England Mutual
                                            Life Insurance Company (prior there
                                            to).
------------------------------------------------------------------------------------------------------------------------------------


FUND MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Number of                  Other Trusteeships/
                              Term of Office                                    Portfolios in                   Directorships
Name, (DOB), Address and      and Length of      Principal Occupation(s)            Fund                       Held by Trustee
Positions(s) with Trust        Time Served         During Past 5 Year              Complex                   -------------------
------------------------      --------------     -----------------------         Overseen by
                                                                                   Trustee
                                                                                --------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     OFFICER(S) WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Peter M. Sherman, 9/16/52      Indefinite   Chairman and President of                 N/A     N/A
600 Dresher Road               term,        Independence Capital Management
Horsham, PA 19044              1 year       Inc.; Executive Vice President and
President                      served       Chief Investment Officer (since
                                            1998), Senior Vice President and
                                            Chief Investment Officer (from 1996
                                            to 1998), Head of Fixed Income
                                            Investments (from 1995 to 1996) of
                                            The Penn Mutual Life Insurance
                                            Company.
------------------------------------------------------------------------------------------------------------------------------------

Richard F. Plush, 3/6/50       Indefinite   Vice President and Senior Actuary,        N/A     N/A
600 Dresher Road               term,        The Penn Mutual Life Insurance
Horsham, PA  19044             4 years      Company (1973 to present).
Vice President                 served
------------------------------------------------------------------------------------------------------------------------------------

C. Ronald Rubley,              Indefinite   Attorney, Morgan, Lewis & Bockius         N/A     N/A
1701 Market Street             term,        LLP, Philadelphia, PA (since January
Philadelphia, PA  19103        19 years     1996);  Associate General Counsel,
Secretary                      served       The Penn Mutual Life Insurance
                                            Company (prior thereto).
------------------------------------------------------------------------------------------------------------------------------------

Steven M. Herzberg, 2/24/1957  Indefinite   Assistant Vice President and              N/A     N/A
600 Dresher Road               term,        Treasurer, (December 1997 to
Horsham, PA  19044             6 years      present); Director of Financial
Treasurer                      served       Planning and Treasurer (November
                                            1995 to December 1997); Director,
                                            Cost and Budget (November 1991 to
                                            November 1995); Director, Benefits
                                            Administration, (prior thereto), The
                                            Penn Mutual Life Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------

Ann M. Strootman, 6/29/62      Indefinite   Vice President and Controller (since      N/A     N/A
600 Dresher Road               term,        January 1996), Assistant Vice
Horsham, PA  19044             3 years      President, Financial Management
Controller                     served       Accounting (since 1994), Director of
                                            Financial Accounting (prior
                                            thereto), The Penn Mutual Life
                                            Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------

Report of Independent Auditors


To the Shareholders and Board of Directors
Penn Series Funds, Inc.


We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of Penn Series Funds, Inc. (comprising, respectively, the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Large Cap Value Fund, Flexibly Managed Fund, International Equity Fund, Small Cap Value Fund, Emerging Growth Fund, Limited Maturity Bond Fund, Growth and Income Fund, Index 500 Fund, Mid Cap Growth Fund and Mid Cap Value Fund, or collectively, "The Funds") as of December 31, 2001, and the related statements of operations for the year then ended, changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Penn Series Funds, Inc. as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented therein, and their financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.



                                                    /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 1, 2002